BEA INTERNATIONAL EQUITY FUND
                           PORTFOLIO MANAGERS' LETTER


                                                                  March 12, 1998


Dear Shareholders:

We are pleased to report on the results of the BEA International Equity Fund (the "Fund") for the six months ended February 28, 1998 and discuss our investment strategy.

PERFORMANCE
-----------

At February 28, 1998, the net asset value (`NAV') of the Fund's Institutional Class was $22.50, compared to an NAV of $22.22 on August 31, 1997. As a result, the Institutional Class' total return (assuming reinvestment of dividends and distributions) was up 15.8%. By comparison, the MSCI EAFE Index (the "Index") was up 8.5% during the same period.

The NAV of the Fund's Advisor Class was $22.41 on February 28, 1998, compared to an NAV of $22.17 on August 31, 1997. As a result, the Advisor Class' total return (assuming reinvestment of dividends and distributions) was up 15.6%. By comparison, the Index was up 8.5% during the same period.

PORTFOLIO REVIEW
----------------

The single most positive contributor to performance was our decision to significantly underweight Japan relative to the EAFE benchmark. Our overweight in European markets also worked quite well as did stock selection within the region. An additional boost to performance was provided by our underweight and subsequent absence from Asian markets, which experienced intense selling throughout much of the second half of 1997.

EUROPE. In striking contrast to the Pacific region, Europe has been marked by low interest rates, benign inflation, continued moderate economic growth, and corporate restructurings, all of which have produced surging equity markets. As the effective date of the single European currency approaches (January 1, 1999), many corporations are preparing for the more unified market by consolidating with what had been local competitors, based on the realization that consolidation breeds the ability to compete successfully. This is particularly true in the financial services industry, where there will no longer be a need for multiple institutions. Rather, fewer and larger financial service companies will be able to create business efficiencies and lower cost structures that will pave the way to successful global competition. It is clear that business leaders across Europe well know the need to foster this movement and we expect the brisk pace of restructurings and consolidation activity to continue.

While stock markets in core Europe have performed well in the last six months (France, Germany, the Netherlands, and the UK all rose approximately 20% in local currency terms), those in the so-called "peripheral" countries have risen sharply. Italy's market gained 37%, Spain was up 39%, and Portugal gained 46%. This is largely due to the fact that interest rates in these countries have been converging with those in the core countries as currency union approaches, which has meant that rates have been falling.

We increased our weighting in Europe significantly over the last year and at February 28th had 77% of the portfolio invested in this region. We continue to like the outlook in Europe and are maintaining our overweight for the near future.

JAPAN. Japan is suffering from a weak economy generally and an ailing financial sector more specifically. It has certainly felt the economic shock waves from emerging Asia, since Asia accounts for 45% of Japanese exports. Among Japan's considerable domestic problems:

(BULLET) The impending approach of large-scale financial sector reforms (known as "Big Bang") has led to a credit crunch. We prefer to see this as more of a "credit rationalization," in which Japanese banks are actually compelled to make loans based on creditworthiness.

(BULLET) Many Japanese  companies that have limped along for years with very low
     (or even negative) returns on capital have survived only because of the banks' lax credit policies. Now, they are struggling just to stay alive.

(BULLET) The government's numerous efforts to stimulate the economy have been misguided, focusing too much on public works spending and not enough on supply side oriented tax reform and deregulation. So many such stimulation packages have been proposed, in fact, that investors are suffering from "package fatigue."

(BULLET) The government has also been paralyzed both by scandals at the Ministry of Finance and the Bank of Japan and seemingly endless political infighting within the ruling Liberal Democratic Party.

(BULLET) There has been an almost complete lack of corporate restructuring and little commitment to the concept of shareholder value by corporate managements.

                          BEA INTERNATIONAL EQUITY FUND
                     PORTFOLIO MANAGERS' LETTER (CONTINUED)

We continue to underweight Japan relative to the EAFE benchmark. Our optimism would increase if we saw any of the following: a serious effort by the government to lower the top marginal tax rates; a genuine movement toward corporate restructuring to create shareholder value; or the development of a real market for corporate control (I.E., hostile takeovers or other kinds of mergers and acquisitions).

EMERGING MARKETS
----------------

We were fortunate to have had a cautious view on Asia through most of 1997 and positioned the Fund accordingly. Despite the sharp rallies in some of the Asian currency and stock markets in the first few months of 1998, however, we remain pessimistic. In our view, the rallies were mostly driven by over-enthusiasm and technical factors. As we remain skeptical of the near-term economic prospects in Asia and do not expect a full recovery for some time, we have not yet ventured back into any Asian markets.

We also caution against being deceived by what we would call the "value illusion," or the presence of seemingly low price/book value and price/earnings ratios in some Asian markets. Many of these ratios look cheap because they are based on past, rather than future, financial and operating performance. As such, they take into account the fact that prices have fallen, but do not yet reflect the deterioration of the underlying earnings and book value data.

Latin American fundamentals are a lot more attractive than those in Asia. Our research indicates that the region offers the most attractive combination of valuation, growth prospects and overall risk/reward profile among emerging equity markets. While there is still some risk to Latin America from the problems in Asia, financial and operating trends are much more positive as well.

As other developments occur in the international equity markets or at BEA, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA International Equities Management Team

William P. Sterling, Executive Director
Richard Watt, Managing Director
Steven Bleiberg, Senior Vice President
Susan Boland, Senior Vice President
Emily Alejos, Vice President
Robert Hrabchak, Vice President

                          BEA INTERNATIONAL EQUITY FUND
                     PORTFOLIO MANAGERS' LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA INTERNATIONAL EQUITY INSTITUTIONAL CLASS AND THE MSCI EAFE INDEX FROM INCEPTION 10/1/92 AND AT EACH QUARTER END.

[GRAPH OMITTED]
PLOT POINTS FOLLOW:

                                BEA INTERNATIONAL
                               EQUITY INSTITUTIONAL                    MSCI
                                       CLASS                        EAFE INDEX
10/01/1992                            10,000                          10,000
11/30/1992                             9,685                           9,571
02/28/1993                             9,906                           9,918
05/31/1993                            11,218                          12,062
08/31/1993                            12,159                          12,962
11/30/1993                            12,120                          11,928
02/28/1994                            13,783                          13,841
05/31/1994                            12,999                          13,735
08/31/1994                            13,891                          14,405
11/30/1994                            13,080                          13,732
02/28/1995                            11,435                          13,258
05/31/1995                            12,500                          14,451
08/31/1995                            12,773                          14,517
11/30/1995                            12,387                          14,815
02/29/1996                            13,352                          15,539
05/31/1996                            13,901                          16,041
08/31/1996                            13,498                          15,706
11/30/1996                            14,166                          16,606
02/28/1997                            14,614                          16,090
05/31/1997                            15,361                          17,303
08/31/1997                            15,650                          17,179
11/30/1997                            16,087                          16,588
02/28/1998                            18,109                          18,633


AVERAGE ANNUAL
TOTAL RETURN
One Year          23.90%
From Inception    12.35%

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA INTERNATIONAL EQUITY ADVISOR CLASS AND THE MSCI EAFE INDEX FROM INCEPTION 11/1/96 AND AT EACH QUARTER END.

[GRAPH OMITTED]
PLOT POINTS FOLLOW:

                                 BEA INTERNATIONAL
                                  EQUITY ADVISOR                       MSCI
                                       CLASS                        EAFE INDEX
11/01/1996                            10,000                          10,000
02/28/1997                            10,716                          10,046
05/31/1997                            11,254                          10,803
08/31/1997                            11,461                          10,726
11/30/1997                            11,776                          10,357
02/28/1998                            13,243                          11,634


AVERAGE ANNUAL
TOTAL RETURN
One Year          23.58%
From Inception    23.16%

Note: Past performance is not predictive of future performance.

                          BEA INTERNATIONAL EQUITY FUND
                              OF THE RBB FUND, INC.
                             STATEMENT OF NET ASSETS
                                FEBRUARY 28, 1998
                                   (UNAUDITED)

                                       NUMBER
                                      OF SHARES     VALUE
                                     ----------  ------------
COMMON STOCKS,
WARRANTS AND RIGHTS -- 95.4%
ARGENTINA -- 0.3%
   Sodigas del Sur S.A.(DAGGER) .....  403,923   $   745,416
   Sodigas Pampeana S.A.(DAGGER) ....  558,962       844,809
                                                 -----------
                                                   1,590,225
                                                 -----------
BRAZIL -- 0.5%
   Centrais Eletricas Brasileiras
     S.A. ADR .......................   50,800     1,191,163
   Companhia Paranaense de
     Energia-Copel ..................4,091,000        51,228
   Telecomunicacoes Brasileiras
     S.A. ADR .......................   15,000     1,836,562
                                                 -----------
                                                   3,078,953
                                                 -----------
CANADA -- 3.0%
   BCE, Inc. ........................   55,890     1,983,252
   Canadian Imperial Bank of
     Commerce .......................  126,950     4,040,948
   Northern Telecom Limited .........   21,750     1,158,459
   Petro-Canada .....................   82,050     1,522,071
   Royal Bank of Canada .............   83,325     4,877,224
   Suncor Energy Inc. ...............   76,100     2,793,980
   Talisman Energy ..................   44,100     1,306,136
                                                 -----------
                                                  17,682,070
                                                 -----------
CHILE -- 0.8%
   Chilectra S.A. ADR ...............   95,490     2,403,969
   Compania de Telecomunicaciones
     de Chile S.A. ADR ..............   88,650     2,426,794
                                                 -----------
                                                   4,830,763
                                                 -----------
DENMARK -- 1.1%
   Den Danske Bank ..................   11,295     1,453,035
   Tele Danmark A/S Cl. B ...........   71,060     4,601,540
                                                 -----------
                                                   6,054,575
                                                 -----------
FINLAND -- 0.9%
   Pohjola Insurance Company
     Ltd., Cl. B ....................  116,981     5,519,684
                                                 -----------
FRANCE -- 13.2%
   Accor ............................   20,161     4,655,136
   Alcatel Alsthom S.A. .............   66,428     8,639,934
   AXA S.A. .........................   74,081     7,165,660
   Banque Nationale de Paris ........  112,828     6,818,656
   Bouygues .........................   18,930     2,654,866
   Cap Gemini S.A. ..................   63,217     7,267,181
   Credit Commercial de France ......   91,895     6,792,583
   France Telecom S.A.** ............   45,460     2,203,092
   Groupe Danone ....................   25,980     5,247,812
   LaGardere Groupe .................  134,342     4,875,713
   Renault S.A. .....................  129,494     4,508,370
   Rhone Poulenc Ltd., Cl. A ........  149,104     6,870,859


                                       NUMBER
                                      OF SHARES     VALUE
                                     ----------  ------------
FRANCE -- (CONTINUED)
   Suez Lyonnaise des Eaux ..........   46,890   $ 6,183,435
   Total S.A. Cl. B .................   31,900     3,499,461
                                                 -----------
                                                  77,382,758
                                                 -----------
GERMANY -- 9.6%
   Adidas-Salomon AG ................   27,498     4,333,591
   Allianz AG Holding
     Registered Shares ..............   10,402     3,324,495
   BMW ..............................    6,359     6,366,849
   Bayerische Vereinsbank ...........   61,588     3,814,549
   Dresdner Bank AG .................   60,200     2,754,970
   Henkel KGaA ......................  109,753     7,118,257
   Mannesmann AG ....................   13,030     7,883,654
   RWE AG ...........................  102,740     5,678,339
   Schering AG ......................   55,117     6,189,714
   Systeme, Anwendungen,
     Produkte in der
     Datenverarbeitung AG Pfd. ......   20,666     8,532,827
                                                 -----------
                                                  55,997,245
                                                 -----------
IRELAND -- 3.3%
   Allied Irish Banks plc ...........  452,000     5,834,669
   Bank of Ireland ..................  419,344     8,036,849
   CRH plc ..........................  438,650     5,499,836
                                                 -----------
                                                  19,371,354
                                                 -----------
ISRAEL -- 0.5%
   ECI Telecommunications Ltd. ......   37,845     1,099,870
   Geotek Communications, Inc.
     Series M Cumulative
     Convertible Pfd.(DAGGER) .......      600     1,198,737
   Teva Pharmaceutical Industries
     Ltd. ADR .......................   11,754       493,668
                                                 -----------
                                                   2,792,275
                                                 -----------
ITALY -- 6.6%
   Assicurazioni Generali ...........  263,119     7,513,694
   Banca di Roma S.p.A. .............2,186,400     3,017,915
   Credito Italiano .................1,716,258     6,589,003
   Montedison S.p.A. ................6,187,079     6,386,059
   Telecom Italia Mobile S.p.A. .....  935,684     4,279,847
   Telecom Italia Mobile S.p.A.
     Non-Convertible Savings
     Shares .........................  571,192     1,675,798
   Telecom Italia S.p.A. ............  818,255     5,564,929
   Telecom Italia Savings
     Shares S.p.A. ..................  787,600     3,822,574
                                                 -----------
                                                  38,849,819
                                                 -----------


                 See Accompanying Notes to Financial Statements.

                                             NUMBER
                                            OF SHARES     VALUE
                                            ---------- -----------
JAPAN -- 9.1%
   Acom Company, Ltd. ................        32,500   $ 1,816,274
   Aoyama Trading Company ............        32,900       713,575
   Asahi Glass Company,
     Limited .........................        60,000       360,484
   Bank of Tokyo -
     Mitsubishi, Ltd. ................       117,000     1,657,801
   Bridgestone Corp. .................       117,000     2,695,084
   Canon, Inc. .......................        93,000     2,127,523
   Daiwa Bank, Ltd. ..................       290,800       828,687
   Fuji Photo Film Company,
     Ltd .............................        68,000     2,664,450
   Fujikura Ltd. .....................        84,500       594,637
   Fujitsu, Ltd. .....................       216,000     2,427,926
   Honda Motor Company, Ltd. .........        96,000     3,320,826
   Itochu Corp. ......................       163,000       483,852
   Minebea Company ...................       203,000     2,249,663
   Mitsubishi Estate .................       150,000     1,674,186
   Mitsubishi Steel Manufacturing
     Co., Ltd. .......................           500           772
   Mitsubishi Trust and Banking
     Corp ............................       165,000     1,946,093
   Mitsui Chemicals Industries .......       287,900       809,028
   Nintendo Co., Ltd. ................        17,900     1,643,631
   Nippon Express Co., Ltd. ..........        60,000       374,733
   Nippon Paper Industries
     Company .........................        54,000       274,851
   Nippon Telegraph &
     Telephone .......................           304     2,791,419
   Nippon Television Network
     Corp ............................         4,760     1,439,341
   Nomura Securities Company,
     Ltd .............................        78,000     1,074,329
   Promise Co., Ltd. .................        28,400     1,587,144
   Rohm Co., Ltd. ....................        13,000     1,286,313
   The Sakura Bank, Limited ..........       143,000       597,673
   Sankyo Co., Ltd. ..................        32,000       858,703
   Sony Corp. ........................        34,900     3,149,370
   Sumitomo Metal Industries .........       274,000       485,839
   TDK Corp. .........................        29,000     2,215,229
   Terumo Corp. ......................       112,000     1,578,089
   Tokyo Electric Power ..............       102,200     1,925,401
   Toyota Motor Corp. ................       147,000     4,061,030
   Yamanouchi Pharmaceutical
     Co., Ltd. .......................        64,000     1,555,291
                                                       -----------
                                                        53,269,247
                                                       -----------
MEXICO -- 2.2%
   Cementos Mexicanos S.A.
     de C.V. .........................       656,874     2,605,909
   Fomento Economico Mexicano
     S.A. de C.V. Cl. B ..............       394,494     2,940,184
   Kimberly Clark de Mexico S.A.
     de C.V., Cl. A ..................     1,175,950     5,341,463

                                                     NUMBER
                                                    OF SHARES     VALUE
                                                    ---------  -----------
MEXICO -- (CONTINUED)
   Telefonos de Mexico S.A.
     ADR .....................................        38,500   $ 1,951,469
   Telefonos de Mexico S.A.
     Unsponsored ADR .........................         4,400        10,862
                                                               -----------
                                                                12,849,887
                                                               -----------
NETHERLANDS -- 4.6%
   Internationale Nederlanden
     Groep ...................................       120,295     6,364,753
   Koninklijke KNP BT N.V. ...................       110,700     2,952,880
   Philips Electronics N.V. ..................        51,450     3,996,575
   Royal PTT Nederland N.V. ..................       148,412     7,468,128
   VNU Verenigd Bezit ........................       198,490     6,244,965
                                                               -----------
                                                                27,027,301
                                                               -----------
PORTUGAL -- 0.7% Portugal Telecom S.A.
     Registered Shares .......................        74,142     3,890,554
                                                               -----------
RUSSIA -- 1.0%
   Lukoil Holding Pfd., ADR** ................        79,650     1,820,409
   Surgutneftegaz ADR ........................       236,250     1,777,167
   Tatneft ADR ...............................        19,661     2,259,417
                                                               -----------
                                                                 5,856,993
                                                               -----------
SOUTH AFRICA -- 0.0%
   South African Breweries
     Limited .................................           311         8,723
                                                               -----------
SPAIN -- 2.4%
   Banco Central
     Hispanoamericano S.A.....................       132,300     4,110,350
   Banco Popular Espanol S.A..................        41,244     3,655,362
   Corporacion Bancaria de
     Espana S.A...............................        48,600     3,616,245
   Sol Melia S.A..............................        52,773     2,501,334
                                                               -----------
                                                                13,883,291
                                                               -----------
SWEDEN -- 3.3%
   AB Electrolux .............................        29,054     2,213,586
   Foreningsbanken AB ........................       268,094     8,237,259
   Nordbanken ................................       939,873     5,928,176
   Skandia Forsakrings AB ....................        53,226     3,004,850
                                                               -----------
                                                                19,383,871
                                                               -----------
SWITZERLAND -- 9.0%
   Kuoni Reisen AG ...........................         1,466     5,983,470
   Liechtenstein Global Trust AG .............         3,040     2,620,332
   Nestle S.A.................................         3,446     6,034,492
   Novartis AG Registered Shares .............         8,415    15,349,520
   Roche Holding AG ..........................           511     5,981,862
   Schweizerischer Bankverein ................        15,558     5,205,082


                 See Accompanying Notes to Financial Statements.

                    BEA INTERNATIONAL EQUITY FUND (CONCLUDED)

                                                NUMBER
                                               OF SHARES     VALUE
                                               ---------  -----------
SWITZERLAND -- (CONTINUED)
   Schweizerischer
     Lebensversicherungs-und
     Rentenanstalt .....................          7,703   $  6,728,840
   Swiss Reinsurance Group
     Registered Shares .................          2,169      4,571,216
                                                          ------------
                                                            52,474,814
                                                          ------------
UNITED KINGDOM -- 22.9%
   AMVESCAP plc ........................        390,991      3,830,412
   Avis Europe plc .....................      1,687,530      5,793,210
   BG plc ..............................      1,355,215      6,800,074
   Boots Company plc ...................        540,604      8,122,203
   British Aerospace plc ...............        265,490      8,340,427
   British Petroleum plc ...............        294,717      4,066,408
   Compass Group plc ...................        546,900      7,978,172
   Glaxo Wellcome ......................        106,249      2,973,963
   Great Universal Stores plc ..........        492,003      6,278,143
   HSBC Holdings plc ...................         77,400      2,378,014
   JJB Sports plc ......................        308,729      3,990,330
   Lloyds TSB Holdings
     Group plc .........................        543,093      8,173,012
   National Grid Group plc .............        627,137      3,531,427
   National Westminster Bank plc .......        326,354      6,012,855
   Next plc ............................        540,222      7,369,305
   Rentokil Initial plc ................        642,415      3,170,565
   Royal & Sun Alliance Group plc ......        831,277     10,586,876
   Shell Transport & Trading
     Co. plc ...........................        688,190      4,923,340
   Tesco plc ...........................        598,423      5,089,106
   Unilever plc ........................        757,932      6,863,643
   Vodafone Group plc ..................      1,054,376      9,374,570
   WPP Group plc .......................      1,123,213      5,954,972
   Zeneca Group plc ....................         59,100      2,568,935
                                                          ------------
                                                           134,169,962
                                                          ------------
VENEZUELA -- 0.4%
   Compania Anonima National
     Telefonos de Venezuela ADR ........         64,350      2,280,403
                                                          ------------
   TOTAL COMMON STOCKS,
     WARRANTS AND RIGHTS
     (Cost $461,705,185) ...............                   558,244,767
                                                          ------------
                                                  PAR
                                                 (000)
                                               ----------
SHORT TERM INVESTMENTS -- 4.4%
   BBH Grand Cayman U.S.
     Dollar Time Deposit
     5.125% 03/02/98 .....................       $25,478    25,478,000
                                                          ------------
   TOTAL SHORT TERM
     INVESTMENTS
     (Cost $25,478,000) ..................                  25,478,000
                                                          ------------
   TOTAL INVESTMENTS -- 99.8%
     (Cost $487,183,185) .................                 583,722,767
                                                          ------------

                                                             VALUE
                                                          ------------
   OTHER ASSETS IN EXCESS
     OF LIABILITIES -- 0.2% ..............               $   1,233,149
                                                         -------------
   NET ASSETS (Applicable to
     25,928,010 BEA Institutional
     Shares and 65,257 BEA Advisor
     Shares)-- 100.0% ....................                 584,955,916
                                                         =============
   NET ASSET VALUE, OFFERING
     PRICE AND REDEMPTION
     PRICE PER BEA
     INSTITUTIONAL SHARE
     ($583,493,190 (DIVIDE) 25,928,010) ..                      $22.50
                                                                ======
   NET ASSET VALUE, OFFERING
     PRICE AND REDEMPTION
     PRICE PER BEA ADVISOR
     SHARE ($1,462,726 (DIVIDE) 65,257) ..                      $22.41
                                                                ======
* Cost for Federal income tax purposes at February 28, 1998 is $487,206,893. The gross appreciation (depreciation) on a tax basis is as follows:
        Gross Appreciation ..........................  $109,455,976
        Gross Depreciation ..........................   (12,940,102)
                                                       ------------
        Net Appreciation ............................  $ 96,515,874
                                                       ============
**   Non-income producing securities.
(DAGGER)Not readily marketable securities.

                            INVESTMENT ABBREVIATIONS
ADR ............................................... American Depository Receipts

AT FEBRUARY 28, 1998, NET ASSETS CONSISTED OF:
                                                        AMOUNT
                                                     ------------
Capital Paid-In ...................................  $460,484,689
Accumulated Net Investment Loss ...................    (6,934,724)
Accumulated Net Realized Gain on
   Security and Foreign Exchange Transactions .....    34,912,465
Net Unrealized Appreciation on
   Investments and Other ..........................    96,493,486
-----------------------------------------------------------------
NET ASSETS ........................................  $584,955,916
-----------------------------------------------------------------


                 See Accompanying Notes to Financial Statements.

                        BEA EMERGING MARKETS EQUITY FUND
                           PORTFOLIO MANAGERS' LETTER

                                                                  March 12, 1998

Dear Shareholders:

We are pleased to report on the results of the BEA Emerging Markets Equity Fund (the "Fund") for the six months ended February 28, 1998 and discuss our investment strategy.

PERFORMANCE
-----------

At February 28, 1998, the net asset value ("NAV") of the Fund's Institutional Class was $16.58, compared to an NAV of $19.64 on August 31, 1997. As a result, the Institutional Class' total return (assuming reinvestment of dividends and distributions) was down 9.4%. By comparison, the MSCI Emerging Markets Free Index (the "Index") fell by 13.7% during the same period.

The NAV of the Fund's Advisor Class was $16.61 on February 28, 1998, compared to an NAV of $19.60 on August 31, 1997. As a result, the Advisor Class' total return (assuming reinvestment of dividends and distributions) was down 9.4%. By comparison, the Index was down 13.7% during the same period.

Favorable regional and country selection were fundamentally responsible for the Fund's outperformance of the Index benchmark. Two strategic moves were most notable in this regard. First, we substantially underweighted Asia relative to the Index. Our sense that conditions there were worsening proved accurate, as evidenced by the region's severe outbreak of currency devaluation and weakening stock prices. The Fund's holdings in the markets most affected (i.e., Thailand, Malaysia, the Philippines, Indonesia and South Korea) have been at minimal levels for several months now.

The other successful move was to raise allocations in selected European markets. This was most effective in our overweighting of Turkey (which was the world's top-performing equity market in 1997) and Portugal. In addition, stock selection was especially strong in Israel and Poland.

MARKET COMMENTARY
-----------------

Clearly, the most pressing issue of the day for emerging markets is the currency turmoil in Southeast Asia and its investment implications. The turmoil was touched off in late 1996 by massive selling of equities and the baht currency in Thailand, as investors reacted to the nation's growing political instability and financial-sector excesses. Fear of a regional domino effect led to a sharp decline in currencies and stocks in the Philippines, Indonesia and Malaysia. Following the Thai government's devaluation of the baht in July, similar adjustments were made in the peso, rupiah and ringgit, respectively.

A spillover "contagion effect" from Southeast Asia was felt throughout the emerging world's markets, spreading to other markets in the Pacific, Latin America and Emerging Europe during the fourth quarter of 1997. Most prominent among the major Latin markets in this regard was Brazil, whose equities experienced heavy selling as a result of concerns that its real currency was particularly vulnerable. By early November, pressure on the real forced the government to announce an austerity program that included sharp cuts in fiscal expenditures and a substantial increase in interest rates.

The crisis also affected Chile, normally considered a safe haven among Latin markets. Investors feared a slump in consumption in Asia, to which approximately one-third of total Chilean exports are directed. In addition, the price of copper, a core component of Chilean exports, sharply declined. This combination raised concerns over Chile's current account and outlook for the peso and resulted in a sharp rise in interest rates which, in turn, prompted significant selling in the equity market.

Elsewhere, Russia also proved vulnerable to the Asian contagion as equities peaked in early October, just as the Hong Kong dollar began its sharp sell-off. Given Russia's reliance on foreign capital flows, investor sentiment shifted from buoyant optimism to vigilant caution amidst concerns both about the nation's fiscal situation and the leadership of President Yeltsin.

In sum, few markets escaped the effect of the Asian crisis in 1997. Most experienced selling pressures, especially those whose currencies were managed and in which there was a heavy reliance on foreign funding of fiscal and current account deficits.

                        BEA EMERGING MARKETS EQUITY FUND
                     PORTFOLIO MANAGERS' LETTER (CONTINUED)


OUTLOOK
-------

Since the start of 1998, we have seen strong rallies in Asian markets, mainly led by the recovery in South Korea. The latter stemmed from investors' relief that a solution would be found to the problematic rollover of some $25 billion in short-term debt. This, in turn, led to a bottoming in the currency and an inflow of speculative investments. It also sparked rallies elsewhere in the region, based on the hope that the full effects of the crisis were over. The illiquidity of these markets exacerbated the rallies' strength on the upside.

We think such rallies are unsustainable. The region's crisis has exposed deep fundamental problems that include large current account deficits; overleveraged banking and corporate sectors; and weak and corrupt political regimes. This will likely require a long period of painful structural adjustment. Today's equity valuations will have to fall further still before we can see genuine long-term value available.

We see greater upside potential elsewhere, particularly in Latin America, yet even here questions remain. In Brazil and Mexico (the Fund's two largest country exposures), for example, our longer-term optimism is somewhat tempered by substantive nearer-term concerns. Brazil has made dramatic progress in addressing its fiscal issues, but there still is much more to be accomplished (especially in the area of privatization) before we can invest there with greater conviction. Mexican equity prices have been held down by a combination of concerns over the strength of domestic demand and weakness in the price of oil, which accounts for 40% of fiscal revenues. The recent fall in oil prices has led to two major cuts in fiscal expenditures, which will likely have a negative impact on the nation's economic growth prospects.

The latest agreement among Mexico, Saudi Arabia and Venezuela to shore up oil prices by reducing production levels is very positive, however, and we believe prices will firm at higher levels. This would considerably ease the pressure on Mexico.

In addition, we note that interest rates are falling in a number of Asian countries (notably Hong Kong and Singapore), where underlying fundamentals are more positive. There also is renewed confidence with respect to China's monetary policy, following statements from China's new Prime Minister, Zhu Rongji.


Nevertheless, on balance, our investment approach has become increasingly defensive. We are maintaining our underweighting of Asia in favor of Latin America and see selective opportunities elsewhere in markets such as Portugal, Turkey and Egypt. In view of our expectation that investors will remain willing to pay a premium for liquidity in such times of concern, we also continue to refocus the Fund on the shares of relatively well-known, large-capitalization companies with fundamentally sound businesses.

Thank you for your support, and please feel free to call upon us at any time if you have questions.

Sincerely yours,

BEA Emerging Markets Equities Management Team

William P. Sterling, Executive Director
Richard W. Watt, Managing Director
Steven D. Bleiberg, Senior Vice President
Susan Boland, Senior Vice President
Emily Alejos, Vice President
Robert Hrabchak, Vice President

                        BEA EMERGING MARKETS EQUITY FUND
                     PORTFOLIO MANAGERS' LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA EMERGING MARKETS EQUITY INSTITUTIONAL CLASS AND THE MSCI EMERGING MARKETS FREE INDEX FROM INCEPTION 2/1/93 AND AT EACH QUARTER END.

                               BEA EMERGING                   MSCI EMERGING
                             MARKETS EQUITY                   MARKETS FREE
                           INSTITUTIONAL CLASS                    INDEX
02/01/1993                       10,000                          10,000
05/31/1993                       10,815                          10,923
08/31/1993                       12,377                          12,443
11/30/1993                       14,653                          14,648
02/28/1994                       17,078                          17,058
05/31/1994                       14,839                          15,724
08/31/1994                       16,832                          18,257
11/30/1994                       15,879                          17,189
02/28/1995                       11,460                          13,765
05/31/1995                       12,677                          15,243
08/31/1995                       12,720                          15,263
11/30/1995                       11,835                          14,349
02/29/1996                       12,992                          15,795
05/31/1996                       13,881                          16,481
08/31/1996                       13,144                          15,846
11/30/1996                       13,295                          15,817
02/28/1997                       14,938                          17,699
05/31/1997                       14,605                          17,759
08/31/1997                       14,235                          16,573
11/30/1997                       12,683                          13,717
02/28/1998                       12,894                          14,298



AVERAGE ANNUAL
TOTAL RETURN
One Year          (13.68)%
From Inception      4.93%



COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA EMERGING MARKETS EQUITY ADVISOR CLASS AND THE MSCI EMERGING MARKETS FREE INDEX FROM INCEPTION 11/1/96 AND AT EACH QUARTER END.

[GRAPH OMITTED]
PLOT POINTS FOLLOW:


                              BEA EMERGING                    MSCI EMERGING
                             MARKETS EQUITY                   MARKETS FREE
                              ADVISOR CLASS                       INDEX
11/30/1996                       10,000                          10,000
02/28/1997                       11,451                          11,309
05/31/1997                       11,190                          11,347
08/31/1997                       10,896                          10,589
11/30/1997                        9,701                           8,765
02/28/1998                        9,869                           9,135


AVERAGE ANNUAL
TOTAL RETURN
One Year           (13.83)%
From Inception      (1.13)%

Note: Past performance is not predictive of future performance.

                        BEA EMERGING MARKETS EQUITY FUND
                              OF THE RBB FUND, INC.
                             STATEMENT OF NET ASSETS
                                FEBRUARY 28, 1998
                                   (UNAUDITED)

                                                       NUMBER
                                                      OF SHARES         VALUE
                                                      ----------     -----------
COMMON STOCKS,
WARRANTS AND RIGHTS -- 94.5%
ARGENTINA -- 2.0%
   Perez Companc S.A..........................           99,400      $   654,170
   YPF S.A. ADR ..............................           19,942          630,666
                                                                     -----------
                                                                       1,284,836
                                                                     -----------
BRAZIL -- 16.5%
   Banco Itau S.A. PN ........................          398,000          235,278
   Centrais Eletricas Brasileiras
     S.A. ....................................       28,120,000        1,264,156
   Centrais Eletricas Brasileiras
     S.A. ADR ................................           10,000          234,481
   Ceval Alimentos S.A. ......................       78,505,688          277,896
   Companhia Energetica de Minas
     Gerais PN ...............................        6,869,125          294,825
   Companhia Paranaense de
     Energia ADR .............................           29,400          374,850
   Companhia Saneamento ......................        5,565,000        1,154,861
   Companhia Vale Rio Doce PN ................           54,600        1,188,637
   Encorpar PN ...............................        1,742,582            4,626
   Petroleo Brasileiro S.A. PN ...............        4,480,100        1,014,961
   Santista Alimentos S.A. ...................          223,907          245,703
   Telecomunicacoes Brasileiras
     S.A. ....................................        6,600,000          654,101
   Telecomunicacoes Brasileiras
     S.A. ADR ................................           18,356        2,247,467
   Telecomunicacoes de Sao Paulo
     S.A. PN .................................        3,356,417          929,698
   Telecomunicacoes do Rio de
     Janeiro S.A. PN .........................           13,733            1,896
   Uniao de Bancos Brasileriros
     S.A. GDR ................................           13,700          469,225
   Usinas Siderurgica de Minas
     Gerais S.A. PN ..........................              728            4,928
                                                                     -----------
                                                                      10,597,589
                                                                     -----------
CHILE -- 2.6%
   Chilectra S.A. ADR**** ....................           28,417          715,401
   Distribucion Y Servicio
     D & S S.A. ADR ..........................           17,700          269,925
   Empresa Nacional de Electricidad
     S.A. ADR ................................           36,100          665,594
                                                                     -----------
                                                                       1,650,920
                                                                     -----------
CHINA -- 1.2%
   China Telecommunications
     Ltd .....................................            4,600          165,025
   Huaneng Power International,
     Inc. ADR** ..............................           23,800          586,075
                                                                     -----------
                                                                         751,100
                                                                     -----------
COLOMBIA -- 0.0%
   Cementos Paz del Rio 144A
     ADR**** .................................              218            2,807
                                                                     -----------

                                                       NUMBER
                                                      OF SHARES          VALUE
                                                      ---------       ----------
CROATIA -- 0.6%
   Pliva D.D. GDR 144A .......................           19,600       $  366,918
                                                                      ----------
CZECH REPUBLIC -- 1.4%
   SPT Telecom A.S ...........................            7,776          919,707
                                                                      ----------
EGYPT -- 4.2%
   Al-Ahram Beverages Co.,
     S.A.E. 144A GDR .........................           48,550        1,574,234
   Commercial International Bank
     GDR .....................................           28,900          478,295
   Suez Cement Company 144A
     GDR .....................................           33,500          661,625
                                                                      ----------
                                                                       2,714,154
                                                                      ----------
HONG KONG -- 1.0%
   Cosco Pacific Ltd. ........................          176,000          164,805
   Johnson Electric Holdings
     Limited .................................           43,500          154,505
   Li & Fung Limited .........................          102,000          154,137
   Shanghai Industrial Holdings
     Limited .................................           42,200          183,135
                                                                      ----------
                                                                         656,582
                                                                      ----------
HUNGARY -- 2.2%
   Matav RT ADR ..............................           13,000          336,375
   MOL Magyar Olaj - es
     Gazipari GDR 144A .......................           24,900          653,834
   Richter ...................................            4,100          448,418
                                                                      ----------
                                                                       1,438,627
                                                                      ----------
INDIA -- 6.6%
   Hindustan Petroleum
     Corporation Ltd. Participation
     Notes ...................................           51,900          596,590
   ITC Agro-Tech, Ltd. GDR** .................           12,800          356,800
   Larsen & Toubro Ltd.
     Participation Notes .....................           71,300          386,089
   Mahanagra Telephone Nigam
     Ltd. GDR 144A ...........................            2,600           44,525
   Mahanagra Telephone Nigam
     Ltd. Participation Notes ................           59,000          384,090
   Mahindra & Mahindra Ltd.
     Participation Notes .....................            7,750           48,050
   Morgan Stanley India Investment
     Fund, Inc. ..............................          144,556        1,165,483
   Ranbaxy Laboratories Ltd. GDR .............           12,800          336,000
   Ranbaxy Laboratories Ltd. .................           15,100          262,667
   Reliance Industries Ltd.
     Participation Notes .....................           80,000          319,200
   State Bank of India Ltd. GDR ..............           17,512          341,046
                                                                      ----------
                                                                       4,240,540
                                                                      ----------


                 See Accompanying Notes to Financial Statements.

                                                       NUMBER
                                                      OF SHARES          VALUE
                                                      ---------       ----------
ISRAEL -- 5.2%
   Bank Leumi of Israel Ltd. ...............           191,130       $   324,269
   Blue Square Chain Stores
     Properties & Investment
     ADR ...................................            29,300           410,200
   ECI Telecommunications Ltd. .............            44,200         1,284,562
   First International Bank of
     Israel Ltd. ...........................             5,530           763,842
   Israel Chemicals Ltd. ...................           427,500           548,741
                                                                     -----------
                                                                       3,331,614
                                                                     -----------
LEBANON -- 0.6%
   Solidere 144A GDR .......................            31,320           392,283
                                                                     -----------
MALAYSIA -- 1.0%
   Berjaya Sports Toto Berhad ..............            55,100           154,429
   Genting Berhad ..........................            41,600           138,100
   Telekom Malaysia ........................            97,900           332,992
                                                                     -----------
                                                                         625,521
                                                                     -----------
MEXICO -- 15.9%
   Cementos Mexicanos S.A. de
     C.V. Cl. B ............................           144,149           688,599
   Cifra S.A. de CV Class V
     ADR ...................................            53,089         1,027,710
   Controladora Comercial
     Mexicana S.A. de C.V. .................            31,048           716,044
   Corparacion GEO S.A. de
     C.V. Cl. B** ..........................            54,202           306,954
   Corporacion Industrial SanLuis
     S.A. de C.V. CPO ......................           112,974           635,147
   Fomento Economico Mexicano
     S.A. de C.V. Cl. B ....................           163,393         1,217,776
   Grupo Carso S.A. de C.V.
     Cl. A1 ................................           106,000           646,948
   Grupo Financiero Bancomer,
     S.A. de C.V............................           510,100           294,565
   Grupo Modelo S.A. de C.V.
     Cl. C .................................            72,275           593,809
   Grupo Televisa S.A. de C.V.
     GDS ...................................            33,521         1,173,235
   Kimberly-Clark de Mexico S.A.
     de C.V. Cl. A .........................           219,218           995,744
   Sociedad de Fomento Industrial
     ADR S.A. de C.V. ......................            21,200           617,450
   Telefonos de Mexico S.A.
     ADR ...................................            24,700         1,251,981
                                                                     -----------
                                                                      10,165,962
                                                                     -----------
PAKISTAN -- 0.9%
   Hub Power Company Limited ...............           464,900           581,046
                                                                     -----------

                                                        NUMBER
                                                       OF SHARES        VALUE
                                                       ---------      ----------
PERU -- 1.4%
   Telefonica del Peru S.A. ADR ..............           46,912       $  888,396
                                                                      ----------
PHILIPPINES -- 0.5%
   Ayala Corporation .........................          171,400           80,545
   Philippine Long Distance
     Telephone Company ADR ...................            5,900          155,612
   San Miguel Corporation Cl. B ..............           47,000           77,744
                                                                      ----------
                                                                         313,901
                                                                      ----------
POLAND -- 1.2%
   Elektrim Spolka Akcyjna S.A. ..............           57,220          748,660
                                                                      ----------
PORTUGAL -- 3.9%
   Banco Comercial Portugues
     PFD Series A ............................            9,000          990,000
   Electricidade de Portugal S.A. ............           53,920        1,143,375
   Portugal Telecom S.A.
     Registered ..............................            7,200          377,815
                                                                      ----------
                                                                       2,511,190
                                                                      ----------
RUSSIA -- 3.5%
   JSZ Kas Commerz Bank
     144A ADS ................................            7,800          167,700
   Lukoil Holding ADR ........................            8,800          637,402
   Lukoil Holding ADR Pfd. ...................            6,700          153,129
   Mosenergo ADR 144A ........................           13,513          522,577
   PLD Telekom, Inc. .........................           45,500          273,000
   Surgutneftegaz ADR ........................           34,200          257,266
   Unified Energy Systems ....................            9,400          258,406
                                                                      ----------
                                                                       2,269,480
                                                                      ----------
SINGAPORE -- 0.8%
   Natsteel Electronics Ltd.** ...............           97,000          174,731
   Singapore Airlines *** ....................           20,700          153,238
   Singapore Technologies
     Shipbuilding & Engineering
     Ltd.** ..................................          173,700          171,449
                                                                      ----------
                                                                         499,418
                                                                      ----------
SOUTH AFRICA -- 6.6%
   Amalgamated Banks of South
     Africa Ltd. .............................          126,634          973,810
   Anglo American Corporation of
     South Africa Ltd. .......................           13,780          577,245
   Barlow Ltd. ...............................           72,800          680,634
   Sasol Ltd. ................................           61,500          525,204
   South African Breweries
     Limited .................................           53,272        1,494,179
                                                                      ----------
                                                                       4,251,072
                                                                      ----------


                 See Accompanying Notes to Financial Statements.

                  BEA EMERGING MARKETS EQUITY FUND (CONCLUDED)

                                                          NUMBER
                                                         OF SHARES      VALUE
                                                         ---------    ----------
SOUTH KOREA -- 1.0%
   Dae Duck Electronics Co. ......................          2,190     $  173,001
   Medison Co. Limited ...........................          1,950        126,577
   Samsung Display Devices Co. ...................          3,180        184,997
   Samsung Fire and Marine
     Insurance ...................................            640        172,443
                                                                      ----------
                                                                         657,018
                                                                      ----------
TAIWAN -- 4.9%
   Morgan Stanley Taiwan Opals ...................         22,900      3,135,010
                                                                      ----------
THAILAND -- 0.8%
   Advance Agro Public Co.,
     Ltd.***/** ..................................         74,400         72,527
   BEC World Public Co., Ltd. ....................         27,400        160,204
   Bangkok Bank Commerce
     Public Co., Ltd.*** .........................         47,300        161,325
   Siam City Cement Public Co.,
     Ltd.*** .....................................         30,500         88,457
                                                                      ----------
                                                                         482,513
                                                                      ----------
TURKEY -- 5.1%
   Akbank T.A.S. .................................      9,427,463        745,213
   Arcelik A.S. ..................................      4,758,850        371,020
   Brisa Bridgestone Sabanci
     Lastik San. Ve Tic A.S. .....................      6,450,606        349,248
   Eregli Demir Ve Celik
     Fabrikalari T.A.S. ..........................      3,008,500        371,379
   Haci Omer Sabanci
     Holdings 144A ...............................         30,914        419,658
   Turkiye Garanti Bankasi A.S. ..................      7,963,000        306,966
   Yapi Ve Kredi Bankasi A.S. ....................     20,800,081        684,702
                                                                      ----------
                                                                       3,248,186
                                                                      ----------
VENEZUELA -- 2.9%
   Compania Anonima Nacional
     Telefonos de Venezuela
     ADR .........................................         37,659      1,334,541
   Electricad de Caracas .........................        415,496        381,307
   Siderurgica Venezolana
     Sivensa S.A.C.A. ADR ........................         54,700        147,646
                                                                      ----------
                                                                       1,863,494
                                                                      ----------
   TOTAL COMMON STOCKS,
     WARRANTS AND RIGHTS
     (Cost $60,291,873) ..........................                    60,588,544
                                                                      ----------

                                                           PAR
                                                          (000)        VALUE
                                                         -------    ------------

SHORT TERM INVESTMENTS -- 1.9%
   BBH Grand Cayman U.S. Dollar
     Time Deposit
     5.125% 03/02/98 ...............................     $ 1,196    $  1,196,000
                                                                    ------------
   TOTAL SHORT TERM
     INVESTMENTS
     (Cost $1,196,000) .............................                   1,196,000
                                                                    ------------
   TOTAL INVESTMENTS -- 96.4%
     (Cost $61,487,873) ............................                  61,784,544
                                                                    ------------
   OTHER ASSETS IN EXCESS
     OF LIABILITIES -- 3.6% ........................                   2,279,505
                                                                    ------------
   NET ASSETS (Applicable to
     3,863,461 BEA Institutional
     Shares and 715 BEA Advisor
     Shares) -- 100.0% .............................                $ 64,064,049
                                                                    ============
   NET ASSET VALUE, OFFERING
     PRICE AND REDEMPTION
     PRICE PER BEA
     INSTITUTIONAL SHARE
     ($64,052,176 (DIVIDE) 3,863,461) ..............                      $16.58
                                                                          ======
   NET ASSET VALUE,
     OFFERING PRICE AND
     REDEMPTION PRICE PER
     BEA ADVISOR SHARE
     (Cost $11,873 (DIVIDE) 715) ...................                      $16.61
                                                                          ======
   * Cost for Federal income tax purposes at February 28, 1998 is $61,803,693. The gross appreciation (depreciation) on a tax basis is as follows:
        Gross Appreciation .....................................    $ 5,134,073
        Gross Depreciation .....................................     (5,153,222)
                                                                    -----------
        Net Appreciation .......................................    $   (19,149)
                                                                    ===========
  ** Non-income producing securities.
 *** Denotes foreign shares.
**** Certain conditions for public sales may exist.

                            INVESTMENT ABBREVIATIONS
ADR ..............................................  American Depository Receipts
ADS ................................................. American Depository Shares
GDR ................................................. Global Depository Receipts

AT FEBRUARY 28, 1998, NET ASSETS CONSISTED OF:
                                                                      AMOUNT
                                                                    ----------
Capital Paid-In ..............................................    $ 82,198,713
Accumulated Net Investment Loss ..............................        (877,011)
Accumulated Net Realized Loss on
   Security and Foreign Exchange Transactions ................     (17,553,702)
Net Unrealized Appreciation on
   Investments and Other .....................................         296,049
--------------------------------------------------------------------------------
NET ASSETS ...................................................     $64,064,049
--------------------------------------------------------------------------------


                 See Accompanying Notes to Financial Statements.

                            BEA U.S. CORE EQUITY FUND
                           PORTFOLIO MANAGERS' LETTER

                                                                  March 12, 1998

Dear Shareholders:

We are pleased to report on the results of the BEA U.S. Core Equity Fund (the "Fund") for the six months ended February 28, 1998 and discuss our investment strategy.

PERFORMANCE REVIEW
------------------

At February 28, 1998, the net asset value ("NAV") of the Fund was $24.76, compared to an NAV of $24.40 on August 31, 1997. As a result, the Fund's total return (assuming reinvestment of dividends and distributions) was 17.6%. By comparison, the Standard & Poor's 500 Index also gained 17.6% during the same period.

The Fund's performance was powered by favorable selection both of industry sectors and individual stocks. Among sectors, the top returns were generated in the consumer group, technology/capital goods and financial services. The best-performing stocks within these sectors included Omnicom Group, Inc. and Home Depot, Inc.; Fluor Corp. and Lucent Technologies; and Charles Schwab Corporation, respectively.

MARKET COMMENTARY
-----------------

Our thoughts about U.S. equities these days bring to mind an old story. About an hour into an airline flight from New York to Los Angeles, the pilot announces that one of the plane's three engines had lost power, but there was enough power in the two remaining engines to complete the flight, albeit somewhat late. Two portfolio managers on the flight exchange frustrated glances and grumble that they would be late for their meeting in L.A. After another hour or so, the pilot announces that the second engine had lost power, but that the plane would reach L.A. safely with a much longer delay. One of the managers leaps from his seat and angrily exclaims, "My gosh, if we lose the third engine, we'll be up here all day!"

As we have previously written, the U.S. stock market is like the plane in the story. The market's three engines are earnings growth, price/earnings ratios and dividend yields. Currently, standard valuation measures like the price/earnings ratio are relatively high while dividend yields are near their all-time lows. In other words, two of the main engines of equity returns are indicating that there is little room to spare for further appreciation. The remaining engine, earnings growth, is the only factor left to keep stock prices aloft.

Events in Asia over the last few months have prompted additional cause for concern in the form of deflation. A moderate level of deflation should be positive for equities in the long term, as it typically serves as a check on rising interest rates and, hence, should have a favorable impact on price/earnings ratios. The currency market's reflection of the severe structural problems in the economies of South Korea, Indonesia and several other Asian nations, however, suggests that near-term deflationary forces could be much stronger. If so, earnings for multinational firms could face substantial downward pressure.

As Asian exporters cut prices simply to move inventory and keep production lines going, big U.S. multinationals lose the ability to raise prices (indeed, they may have to cut them simply to remain competitive). In addition, depressed conditions in Asian economies mean that domestic consumption of non-essential (i.e., foreign) goods will likely decline. The bottom line is that the multinationals' profit margins should be squeezed. While efforts to cut costs and raise productivity are most helpful in this regard over the long haul, they are much less so on a shorter-term basis.

It is useful in this context to cite another factor, one that we first discussed in early 1997. This is the extraordinary gap in labor prices between the developed and developing worlds. The 300 million or so people in developed-nation workforces earn around $90 per day, vs. $3 per day for the 1.2 billion developing-world laborers.

This "labor arbitrage" should exert favorable deflationary force over the world economy for many years to come. Nearer-term, though, it is most likely to deprive the multinationals of pricing power and prevent much expansion in profitability.

                            BEA U.S. CORE EQUITY FUND
                     PORTFOLIO MANAGERS' LETTER (CONTINUED)


OUTLOOK
-------

The U.S. equity market's performance in 1997 was not simply strong, it was record-breaking: the first time in history that the market rose at least 20% for three consecutive years. By itself, this should be enough to suggest that stock prices are a bit frothy and ripe for some measure of correction. We see even further reason for caution in the market's current dependence on earnings growth to keep prices moving upward. Until earnings expectations become earnings realities, then, we expect general market activity to remain fairly volatile.

It is the Fund's policy to remain nearly fully invested at all times in what we regard as the best set of opportunities available to it. In view of the overall environment for equities that we have described, we have concentrated the portfolio in the shares of large entities whose revenues are mainly derived from the domestic U.S. economy. As always, our individual stock selections are made from among those companies that are generating notably positive returns on their reinvested capital; successfully implementing various types of restructuring measures; focusing on the enhancement of shareholder value; and led by aggressive, top-quality management teams.

As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

Sincerely yours,

BEA Domestic Equities Management Team

William W. Priest, Jr., Chief Executive Officer & Executive Director John B. Hurford, Executive Director
Eric N. Remole, Managing Director
James A. Abate, Senior Vice President
Marc E. Bothwell, Vice President
Michael A. Welhoelter, Vice President

                            BEA U.S. CORE EQUITY FUND
                     PORTFOLIO MANAGERS' LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA U.S. CORE EQUITY FUND AND THE S&P 500 INDEX FROM INCEPTION 9/1/94 AND AT EACH QUARTER END.

[GRAPH OMITTED]
PLOT POINTS FOLLOW:

                                       BEA U.S. CORE                  S&P 500
                                        EQUITY FUND                    INDEX
09/01/1994                                10,000                      10,000
11/30/1994                                 9,553                       9,615
02/28/1995                                10,251                      10,398
05/31/1995                                11,103                      11,455
08/31/1995                                11,975                      12,149
11/30/1995                                12,746                      13,168
02/29/1996                                13,940                      14,007
05/31/1996                                14,383                      14,720
08/31/1996                                14,080                      14,421
11/30/1996                                16,150                      16,837
02/28/1997                                16,786                      17,672
05/31/1997                                17,943                      19,049
08/31/2997                                19,475                      20,275
11/30/2997                                22,338                      21,625
02/28/2998                                24,994                      23,838


AVERAGE ANNUAL
TOTAL RETURN
One Year          36.41%
From Inception    26.74%

Note: Past performance is not predictive of future performance.

                            BEA U.S. CORE EQUITY FUND
                              OF THE RBB FUND, INC.
                             STATEMENT OF NET ASSETS
                                FEBRUARY 28, 1998
                                   (UNAUDITED)

                                                        NUMBER
                                                       OF SHARES       VALUE
                                                       ---------     ----------
COMMON STOCK -- 99.2%
ADVERTISING -- 1.0%
   Interpublic Group of Companies,
     Inc. ......................................          19,200     $ 1,046,400
                                                                     -----------
AEROSPACE / DEFENSE -- 0.4%
   Coltec Industries** .........................          16,500         430,031
                                                                     -----------
ALUMINUM -- 2.1%
   Alumax, Inc. ................................          10,500         389,156
   Aluminum Company of
     America ...................................          26,400       1,937,100
                                                                     -----------
                                                                       2,326,256
                                                                     -----------
BUSINESS SERVICES -- 2.0%
   Manpower, Inc. ..............................          52,700       2,223,281
                                                                     -----------
CHEMICALS -- 1.5%
   Dow Chemical ................................          18,100       1,656,150
                                                                     -----------
COMMERCIAL SERVICES -- 1.0%
   Crescent Operating, Inc.** ..................          56,500       1,122,937
                                                                     -----------
COMPUTERS, SOFTWARE AND SERVICING-- 19.2%
   3Com Corp.** ................................          59,700       2,134,275
   Compaq Computer Corporation .................          91,400       2,930,512
   DST Systems** ...............................          40,000       2,115,000
   Metacreations Corp.** .......................          29,000         247,406
   Microsoft Corporation** .....................          51,200       4,339,200
   National Semiconductor Corp.** ..............          67,700       1,616,338
   Oracle Corp.** ..............................          46,400       1,142,600
   Seagate Technology** ........................          86,600       2,105,462
   Sterling Commerce** .........................          49,700       2,267,562
   Synopsys, Inc.** ............................          30,000       1,048,125
   Xilinx, Inc.** ..............................          23,700       1,039,837
                                                                     -----------
                                                                      20,986,317
                                                                     -----------
CONGLOMERATES -- 3.7%
   General Electric Co. ........................          26,200       2,037,050
   Philip Morris Companies .....................          45,000       1,954,687
                                                                     -----------
                                                                       3,991,737
                                                                     -----------
CONSTRUCTION AND BUILDING MATERIALS -- 5.1%
   Fluor Corp. .................................          46,100       2,169,581
   Sherwin Williams Co. ........................         101,200       3,383,875
                                                                     -----------
                                                                       5,553,456
                                                                     -----------
CONSUMER PRODUCTS & SERVICES -- 5.1%
   Clorox Company ..............................          24,100       2,114,775
   Newell Co. ..................................          74,100       3,399,337
                                                                     -----------
                                                                       5,514,112
                                                                     -----------
ELECTRONICS -- 2.3%
   Micron Technology ...........................          75,300       2,499,019
                                                                     -----------
ENERGY -- 1.6%
   Burlington Resources, Inc. ..................           8,800         393,800
   CalEnergy Co.** .............................          13,100         351,244
   Schlumberger, Ltd. ..........................          12,500         942,187
                                                                     -----------
                                                                       1,687,231
                                                                     -----------
                                                        NUMBER
                                                       OF SHARES       VALUE
                                                       ---------     -----------
ENTERTAINMENT -- 1.3%
   Carmike Cinemas, Inc.,
     Class A** ...............................           30,000      $   916,875
   GTECH Holdings Corporation** ..............           12,800          452,000
                                                                     -----------
                                                                       1,368,875
                                                                     -----------
FINANCIAL SERVICES -- 9.7%
   ACE Ltd. ..................................           10,000          988,750
   Allstate Corporation ......................           10,000          932,500
   BankAmerica Corporation ...................           27,100        2,100,250
   Beneficial Corporation ....................           10,000        1,180,000
   CIT Group, Inc. ...........................           29,900          986,700
   CNA Financial** ...........................            5,000          719,687
   Charles Schwab Corporation ................           45,000        1,698,750
   Mutual Risk Management
     Limited .................................           30,000          960,000
   Vesta Insurance Group, Inc. ...............           18,000        1,031,625
                                                                     -----------
                                                                      10,598,262
                                                                     -----------
FOOD & BEVERAGE -- 3.4%
   Hershey Foods .............................           31,400        2,093,987
   SYSCO Corporation .........................           35,000        1,647,187
                                                                     -----------
                                                                       3,741,174
                                                                     -----------
HEALTH CARE -- 2.1%
   Biomet, Inc. ..............................           33,600        1,001,700
   I-STAT Corporation** ......................           14,800          238,650
   Johnson & Johnson, Inc. ...................           13,600        1,026,800
                                                                     -----------
                                                                       2,267,150
                                                                     -----------
INDUSTRIAL GOODS & MATERIALS -- 5.9%
   Dover Corporation .........................           89,600        3,460,800
   Illinois Tool Works, Inc. .................           49,300        2,954,919
                                                                     -----------
                                                                       6,415,719
                                                                     -----------
METALS & MINING -- 2.3%
   Amax Gold, Inc. ...........................           30,600           84,150
   Barrick Gold ..............................           28,800          556,200
   Battle Mountain Gold ......................           31,600          189,600
   Homestake Mining ..........................           18,800          188,000
   Newmont Mining ............................           40,400        1,169,075
   Placer Dome, Inc. .........................           26,900          346,337
                                                                     -----------
                                                                       2,533,362
                                                                     -----------
OIL & GAS EXPLORATION -- 4.0%
   Baker Hughes, Inc. ........................           12,200          499,438
   Enron Oil & Gas ...........................           49,500        1,058,063
   Global Marine .............................           41,600          964,600
   Halliburton ...............................           10,300          478,950
   Marine Drilling** .........................           22,100          396,419
   Unocal Corp. ..............................           25,400          957,263
                                                                     -----------
                                                                       4,354,733
                                                                     -----------
PACKAGING -- 0.9%
   Sealed Air Corporation** ..................           15,300        1,029,881
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

                      BEA U.S. CORE EQUITY FUND (CONCLUDED)

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                        ---------    -----------
PAPER & FOREST PRODUCTS -- 0.5%
   Georgia Pacific Corporation .................           9,400     $   551,663
                                                                     -----------
PHARMACEUTICALS -- 5.9%
   Barr Laboratories, Inc.** ...................          40,000       1,360,000
   Monsanto Company ............................          20,000       1,017,500
   Pharmacia & Upjohn ..........................          10,100         399,581
   Smithkline Beecham p.l.c ....................          29,300       1,812,938
   Warner Lambert Co. ..........................          12,900       1,886,625
                                                                     -----------
                                                                       6,476,644
                                                                     -----------
PUBLISHING & INFORMATION SERVICES -- 4.7%
   Gannett Company, Inc. .......................          31,400       2,027,263
   Omnicom Group, Inc. .........................          43,800       2,003,850
   Tribune Co. .................................          17,000       1,097,563
                                                                     -----------
                                                                       5,128,676
                                                                     -----------
RETAIL -- 4.6%
   Home Depot, Inc. ............................          20,000       1,276,250
   Kmart Corporation ...........................          40,700         544,363
   Sears & Roebuck .............................          19,800       1,050,638
   Wal-Mart Stores .............................          45,100       2,088,694
                                                                     -----------
                                                                       4,959,945
                                                                     -----------
STEEL -- 0.4%
   Allegheny Teledyne ..........................          16,200         439,425
                                                                     -----------
TELECOMMUNICATIONS -- 5.2%
   Altera Corp.** ..............................          29,100       1,254,938
   Lucent Technologies .........................          34,200       3,706,470
   WorldCom, Inc.** ............................          20,000         763,750
                                                                     -----------
                                                                       5,725,158
                                                                     -----------
TRANSPORTATION -- 3.3%
   AMR Corporation .............................          10,800       1,366,875
   Canadian National Railway
     Company ...................................          18,300       1,136,888
   Canadian Pacific Ltd. .......................          40,000       1,142,500
                                                                     -----------
                                                                       3,646,263
                                                                     -----------
   TOTAL COMMON STOCK
     (Cost $87,860,380) ........................                     108,273,857
                                                                     -----------

PREFERRED STOCK -- 0.4%
   Microsoft Corporation .......................           4,100         380,275
                                                                     -----------
   TOTAL PREFERRED STOCK
     (Cost $362,325) ...........................                         380,275
                                                                     -----------

                                                     PAR
                                                    (000)             VALUE
                                                  ----------       -------------

SHORT TERM INVESTMENTS -- 0.5%
   BBH Grand Cayman U.S. Dollar
     Time Deposit
     5.125% 03/02/98 ...........................     $   543       $    543,000
                                                                   ------------
   TOTAL SHORT TERM
     INVESTMENTS
     (Cost $543,000) ...........................                        543,000
                                                                   ------------
   TOTAL INVESTMENTS -- 100.1%
     (Cost $88,765,705) ........................                    109,197,132
                                                                   ------------
   LIABILITIES IN EXCESS
     OF OTHER ASSETS -- (0.1%) .................                        (54,720)
                                                                   ------------
   NET ASSETS (Applicable to
     4,407,919 BEA Institutional
     Shares) -- 100.0% .........................                   $109,142,412
                                                                   ============
   NET ASSET VALUE,
     OFFERING PRICE AND
     REDEMPTION PRICE PER
     BEA INSTITUTIONAL
     SHARE
     ($109,142,412 (DIVIDE) 4,407,919) .........                         $24.76
                                                                         ======
 * Cost for Federal income tax purposes at February 28, 1998 is $88,757,982. The gross appreciation (depreciation) on a tax basis is as follows:
        Gross Appreciation .......................................  $21,411,977
        Gross Depreciation .......................................     (972,827)
                                                                    ------------
        Net Appreciation .........................................  $20,439,150
                                                                    ===========
**   Non-income producing securities.

AT FEBRUARY 28, 1998, NET ASSETS CONSISTED OF:
                                                                     AMOUNT
                                                                  -------------
Capital Paid-In .................................................  $ 79,725,198
Accumulated Net Investment Loss .................................       (16,087)
Accumulated Net Realized Gain on
   Security and Foreign Exchange Transactions ...................     9,001,874
Net Unrealized Appreciation on
   Investments and Other ........................................    20,431,427
--------------------------------------------------------------------------------
NET ASSETS ......................................................  $109,142,412
--------------------------------------------------------------------------------


                 See Accompanying Notes to Financial Statements.

                       BEA GLOBAL TELECOMMUNICATIONS FUND
                           PORTFOLIO MANAGERS' LETTER

                                                                  March 12, 1998

Dear Shareholders:

We are pleased to report on the results of the BEA Global Telecommunications Fund (the "Fund") and BEA's investment strategy for the six months ended February 28, 1998.

PERFORMANCE REVIEW
------------------

At February 28, 1998, the net asset value ("NAV") of the Fund was $21.56, compared to an NAV of $17.30 on August 31, 1997. As a result, the Fund's total return (assuming reinvestment of dividends and distributions) was 31.6%. By comparison, the MSCI Telecommunications Index (the "Index") returned 29.2% during the same period.

We attribute the Fund's outperformance of the Index to two factors. First was our exposure to Asia, which was significantly lower than that of the Index throughout the period. As a result, the Fund was relatively unaffected by the "Asian Flu" epidemic of currency devaluation and weakening stock prices. Second was favorable stock selection. This was most notable in Europe, which was the Fund's best-performing regional sector. Among the portfolio's highest-returning stocks was United Kingdom's COLT Telecom, Group plc and Portugal's Portugal Telecom S.A.

MARKET COMMENTARY
-----------------

In the absence of major news in the telecom world at present, we believe it is appropriate to reiterate our optimism regarding the prospects for global telecom equities. Telecommunications is one of the world's most exciting businesses today. This augurs quite well for investors, since the excitement is driven by rapid and substantial change, which historically has proven to be a major catalyst for great opportunities in the world of stocks.

Three themes support our bullish perspective. These include industry consolidation; restructuring steps taken by individual companies; and growth. The consolidation story is strongest in the U.S. and Europe, where established and newer players alike often must seek out fresh combinations to stay competitive. Restructuring is taking place worldwide in response to industry deregulation. Growth manifests itself in the forms of globalization and the convergence of information technology and communications (perhaps best exemplified by the Internet). We see it occurring both in the developed nations (where entrepreneurship and the drive for global expansion are most evident) as well as in the emerging world (whose potential simply for market penetration is huge).

OUTLOOK
-------

We expect that performance of global telecommunications equities over the next few months will be driven by our themes of consolidation and restructuring, particularly in the major markets. Another important development to which we are paying close attention is the upcoming privatization of Telecomunicacoes Brasileiras S.A. ("Telebras"), the Brazilian national phone company. As Telebras's various pieces are sold, their prices will undoubtedly prompt much revaluation of telecom providers throughout the world. Once the privatization is complete (i.e., in the July-September period), furthermore, there will be many more vehicles for investor participation in the huge Brazilian telecom market.

In our last report, we expressed a preference in our stock selection for the smaller "David" companies of the world that are competing with the established industry "Goliaths". A prime example is Global TeleSystems Group, which develops, owns and operates telcos in Europe and Asia. Its stock has more than doubled since we bought it in its recent initial public offering. We will also emphasize in the near term the shares of companies in developed-world nations (especially in Europe) over those in the emerging markets. Within the latter, we remain cautious on Asian companies and most favorably disposed toward those based in Latin America and Eastern Europe.

Our investment approach remains built on the foundation of opportunism. In other words, we are most concerned with identifying attractive stocks and less so with structuring the portfolio on the basis of particular sector or geographical allocations. This fundamental discipline continues to form the core of our strategy.

                       BEA GLOBAL TELECOMMUNICATIONS FUND
                     PORTFOLIO MANAGERS' LETTER (CONTINUED)

As developments occur in the telecommunications industry or at BEA that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA Global Telecommunications Management Team

William P. Sterling, Executive Director
Richard W. Watt, Managing Director
James Abate, Senior Vice President
Steven D. Bleiberg, Senior Vice President
Emily Alejos, Vice President
Robert Hrabchak, Vice President

                       BEA GLOBAL TELECOMMUNICATIONS FUND
                     PORTFOLIO MANAGERS' LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA GLOBAL TELECOMMUNICATIONS ADVISOR CLASS AND THE MSCI TELECOMMUNICATIONS INDEX FROM INCEPTION 12/4/96 AND AT EACH QUARTER END.

[GRAPH OMITTED]
PLOT POINTS FOLLOW:

                           BEA GLOBAL                       MORGAN STANLEY
                       TELECOMMUNICATIONS                   COMPOSITE INDEX
                              FUND                        TELECOMMUNICATIONS
12/04/1996                   10,000                             10,000
02/28/1997                   10,787                             10,253
05/31/1997                   11,460                             10,727
08/31/1997                   11,533                             10,729
11/30/1997                   12,859                             12,107
02/28/1998                   15,178                             13,864


AVERAGE ANNUAL
TOTAL RETURN
One Year          40.72%
From Inception    40.07%

Note: Past performance is not predictive of future performance.

                       BEA GLOBAL TELECOMMUNICATIONS FUND
                              OF THE RBB FUND, INC.
                             STATEMENT OF NET ASSETS
                                FEBRUARY 28, 1998
                                   (UNAUDITED)

                                                         NUMBER
                                                        OF SHARES        VALUE
                                                        ---------       --------
COMMON STOCKS,
WARRANTS AND RIGHTS -- 97.1%
BRAZIL -- 10.3%
   Companhia Riograndense
     Telecom .....................................         15,400        $15,604
   Telecomunicacoes Brasileiras
     S.A. PN .....................................         30,500          8,529
   Telecomunicacoes Brasileiras
     S.A..........................................        165,000         16,353
   Telecomunicacoes Brasileiras
     S.A. ADR ....................................            140         17,141
   Telecomunicacoes de Minas
     Gerais S.A. PN Cl. B ........................         70,000          9,261
   Telecomunicacoes de Sao Paulo
     S.A. PN .....................................         50,417         13,965
   Telecomunicacoes do Rio de
     Janeiro S.A. PN .............................         67,000          9,250
                                                                         -------
                                                                          90,103
                                                                         -------
CANADA -- 3.9%
   BCE Mobile Communications,
     Inc.** ......................................            100          2,688
   BCE, Inc. .....................................            400         14,225
   Teleglobe, Inc. ...............................            200          7,200
   Telesystem International
     Wireless Inc.** .............................            500          9,662
                                                                         -------
                                                                          33,775
                                                                         -------
CHINA -- 2.7%
   China Telecommunications Ltd. .................            670         24,036
                                                                         -------
DENMARK -- 1.1%
   Tele Danmark A/S Cl. B ........................            150          9,713
                                                                         -------
GERMANY -- 1.7%
   Mannesmann AG .................................             25         15,126
                                                                         -------
INDIA -- 3.3%
   Mahanagar Telephone Nigam
     144A GDR** ..................................          1,000         17,125
   Videsh Sanchar Nigam Ltd. .....................            900         11,813
                                                                         -------
                                                                          28,938
                                                                         -------
ISRAEL -- 3.5%
   ECI Telecommunications Ltd. ...................            468         13,601
   Gilat Satellite Networks Ltd. .................
     ADR** .......................................            500         16,875
                                                                         -------
                                                                          30,476
                                                                         -------
ITALY -- 4.9%
   Telecom Italia Mobile S.p.A. ..................          1,600          7,318
   Telecom Italia Mobile S.p.A. ..................
     Non-Convertible Savings
     Shares ......................................          4,700         13,789
   Telecom Italia Savings Shares
     S.p.A. ......................................          4,400         21,355
                                                                         -------
                                                                          42,462
                                                                         -------

                                                         NUMBER
                                                        OF SHARES        VALUE
                                                        ---------       --------
MEXICO -- 3.8%
   Telefonos de Mexico S.A. ADR ..................            649       $ 32,896
                                                                        --------
NETHERLANDS -- 1.1%
   Royal PTT Nederland N.V. ......................            200         10,064
                                                                        --------
POLAND -- 2.8%
   Elektrim Spolka Akcyjna S.A. ..................          1,900         24,859
                                                                        --------
PORTUGAL -- 5.4%
   Portugal Telecom S.A. ADR .....................            600         31,575
   Portugal Telecom S.A.
     Registered ..................................            300         15,742
                                                                        --------
                                                                          47,317
                                                                        --------
RUSSIA -- 4.6%
   PLD Telekom, Inc.** ...........................          3,800         22,800
   Vimpel Communications ADR** ...................            433         17,212
                                                                        --------
                                                                          40,012
                                                                        --------
SPAIN -- 3.5%
   Telefonica de Espana ADR ......................            300         31,050
                                                                        --------
TURKEY -- 2.5%
   Northern Electric
     Telekomunikasyon A.S. .......................         56,500         21,536
                                                                        --------
UNITED KINGDOM -- 8.6%
   COLT Telecom Group plc ADR** ..................            900         75,600
                                                                        --------
UNITED STATES -- 33.4%
   360 Communications Company** ..................            700         18,550
   Airtouch Communications, Inc.** ...............            400         17,975
   Ameritech Corporation .........................            400         16,675
   Bell Atlantic Corporation .....................            200         17,950
   Cox Radio, Inc.** .............................            200          8,600
   Global Telesystems Group, Inc.** ..............          1,000         36,625
   ICG Communications, Inc.** ....................            776         26,093
   MCI Communications ............................            200          9,563
   Metricom, Inc.** ..............................            900          9,675
   Metromedia International Group,
     Inc. Convertible Pfd.** .....................            200         10,300
   NewsEdge Corp.** ..............................            650          7,231
   PageMart Wireless, Inc.** .....................          1,100          9,831
   Paging Network, Inc.** ........................          1,000         14,500
   Sprint Corp. ..................................            200         13,200
   Superior Telecom, Inc. ........................            500         19,531
   Teleport Communications, Inc.
     Cl. A** .....................................            100          5,463
   U.S. West Communications
     Group .......................................            400         20,825
   U.S. WEST Media Group** .......................            500         16,094
   WorldCom, Inc.** ..............................            362         13,824
                                                                        --------
                                                                         292,505
                                                                        --------
   TOTAL COMMON STOCKS,
     WARRANTS AND RIGHTS
     (Cost $607,720) .............................                       850,468
                                                                        --------

                 See Accompanying Notes to Financial Statements.

                 BEA GLOBAL TELECOMMUNICATIONS FUND (CONCLUDED)

                                                          PAR
                                                         (000)         VALUE
                                                        ---------    --------

SHORT-TERM INVESTMENTS -- 3.4%
   BBH Grand Cayman U.S. Dollar
     Time Deposit
     5.125% 03/02/98 ...........................          $   30     $ 30,000
                                                                     --------
   TOTAL SHORT-TERM
     INVESTMENTS
     (Cost $30,000) ............................                       30,000
                                                                     --------
   TOTAL INVESTMENTS -- 100.5%
     (Cost $637,720) ...........................                      880,468
                                                                     --------
   LIABILITIES IN EXCESS
     OF OTHER ASSETS -- (0.5%) .................                       (4,459)
                                                                     --------
   NET ASSETS (Applicable to
     40,626 BEA Advisor
     Shares)-- 100.0% ..........................                     $876,009
                                                                     ========
   NET ASSET VALUE,
     OFFERING PRICE AND
     REDEMPTION PRICE PER
     BEA ADVISOR SHARE
     ($876,009 (DIVIDE) 40,626) ................                       $21.56
                                                                       ======
* Also cost for Federal income tax purposes at February 28, 1998. The gross appreciation (depreciation) on a tax basis is as follows:
        Gross Appreciation ..................................          $250,320
        Gross Depreciation ..................................            (7,572)
                                                                       --------
        Net Appreciation ....................................          $242,748
                                                                       ========
**   Non-income producing securities.

                            INVESTMENT ABBREVIATIONS
ADR ............................................... American Depository Receipts

AT FEBRUARY 28, 1998, NET ASSETS CONSISTED OF:
                                                                       AMOUNT
                                                                      --------
Capital Paid-In .................................................     $652,782
Accumulated Net Investment Loss .................................       (4,049)
Accumulated Net Realized Loss on
   Security and Foreign Exchange Transactions ...................      (15,472)
Net Unrealized Appreciation on
   Investments and Other ........................................      242,748
--------------------------------------------------------------------------------
NET ASSETS ......................................................     $876,009
--------------------------------------------------------------------------------



                 See Accompanying Notes to Financial Statements.

                         BEA U.S. CORE FIXED INCOME FUND
                           PORTFOLIO MANAGERS' LETTER

                                                                  March 12, 1998

Dear Shareholders:

We are pleased to report on the results of the BEA U.S. Core Fixed Income Fund (the "Fund") for the six months ended February 28, 1998 and discuss our investment strategy.

PERFORMANCE REVIEW
------------------

At February 28, 1998, the net asset value ("NAV") of the Fund was $15.70, compared to an NAV of $15.65 on August 31, 1997. As a result, the Fund's total return (assuming reinvestment of dividends and distributions) was 5.14%. By comparison, the Lehman Brothers Aggregate Bond Index posted a return of 5.72% during the same period.

The underperformance during the period is principally attributable to the Fund's holdings in emerging market debt securities, which generated the period's lowest returns among major fixed income sectors. To a lesser extent, performance also was negatively affected by exposure to domestic high yield and security-specific volatility within the Fund's allocation to investment-grade corporate bonds.

It is worth noting here that, even though the Portfolio was at the more conservative end of our long-term range, the systemic shock of the problems in Asia caused virtually all "spread product" (i.e., debt securities whose market valuation is greatly driven by the spreads between their yields and those of U.S. Treasury debt) to suffer during the period.

MARKET COMMENTARY
-----------------

The key dynamic in the U.S. fixed income markets the past several months was the effort by investors to grapple with the implications of the financial crisis occurring in Asia. Assumptions concerning such vital factors as global liquidity, sovereign risk and worldwide economic growth prospects were reassessed in light of the crisis and, ultimately, reflected in the marketplace via price adjustments. The presence of so much uncertainty resulted in a classic "flight to quality" in which high-caliber instruments like United States Treasury bonds fared best, while prices of securities most dependent on growth prospects and liquidity conditions suffered the greatest declines.

The following are what we consider to be the most significant developments that occurred during the period:

(BULLET) Flattening of the yield curve. The size of the differential between yields on two-year and 30-year Treasury bonds narrowed to 28 basis points from 63. For the year as a whole, this same yield spread shrank by over 70 basis points. In our opinion, such activity foreshadows slower economic growth and lower liquidity.

(BULLET) Asian Flu epidemic. The "Asian Flu" of currency devaluation and weakening debt prices continued to rage, as all of the region's currencies (even the Japanese yen) declined versus the U.S. dollar. Standard and Poor's downgraded Korea Development Bank (KDB) bonds, as well as all other Korean corporate debt issues, to B+ from AA- in mid-December. Yield spreads between KDB's and Treasuries widened to 700 basis points from 100 in the third quarter. Overall, Asia is suffering one of the most drastic credit tightenings in the post-WW II era. Our research suggests that this will reduce U.S. economic growth in 1998 as much as 0.5%, to approximately 1.5%.

(BULLET) Surge in credit downgrades.  Standard and Poor's downgraded 26 separate
     Yankee bond issues (i.e., dollar-denominated bonds issued by non-U.S. corporations) during the quarter. For the year, total downgrades outpaced total upgrades by a ratio of 1.13 to 1.

(BULLET) Groundswell for new supply. The markets had difficulty absorbing 1997's
     $150 billion worth of new corporate debt, though it was virtually the same level of new supply issued in 1996. Nonetheless, the Asian crisis is creating a great need for capital replenishment, which should generate a substantial increase in the level of new supply. In addition, falling long-term interest rates will persuade a greater number of issuers to come to market. Analysts estimate that total issuance in 1998 will increase by 25%, to $188 billion.

OUTLOOK
-------

We believe that U.S. financial markets are facing an extraordinary coincidence of conflicting macroeconomic forces. These are the potential for inflation (in the form of near-full employment and rising labor costs) and the simultaneous deflationary wave coming from Asia's depressed economies. As a result, the Federal Reserve and investors must choose

                         BEA U.S. CORE FIXED INCOME FUND
                     PORTFOLIO MANAGERS' LETTER (CONTINUED)

their stance on interest rates and investment strategy, respectively, by determining which of these cyclical forces will most impact the domestic economy.

Since the fourth quarter of 1996, we have been especially concerned both about the threat of excess production capacity in Asia and the over-leveraging of the U.S. consumer. With Asian capacity having reached dangerously high levels, Asian companies are relying on the American consumer (historically the "buyer of last resort") to solve their capacity problems. We question whether the consumer actually can do so. Consumer delinquencies already are very high (i.e., over 5%), while unemployment has hit a record low. Delinquency rates and individual bankruptcies will continue to rise in 1998, thus reducing the probability of the type of U.S. spending boom that Asia so desperately needs. Our conclusion, then, is that there will be no quick fixes for Asia.

At present, we feel that the market's recent weakness has created good fundamental value, but that technical factors will continue to dictate prices in the near term. On this basis, we have identified certain sectors or individual securities that we would like to purchase should technicals improve or prices decline to a point at which valuations move from good to compelling. When these latter conditions occur, we intend to reposition the portfolio so as to benefit from the higher risk premium available.

Our strategies for the Fund's major asset sectors are as follows:

CORPORATE BONDS. The three primary drivers of spread contraction (i.e., liquidity, profits and ratings upgrades) are losing positive momentum enough for us to believe that spreads of high-grade corporates relative to Treasuries will widen another 10 basis points in 1998. As a result, we remain defensively positioned. We expect values to become more compelling at some point during the year and are poised to take advantage.

SECURITIZED DEBT. Having anticipated that investors would be slow to gauge the extent to which falling interest rates would raise mortgage prepayment risk, we reduced our position in mortgage-backed securities relative to the Lehman benchmark to an underweight during the fourth quarter. We begin 1998 similarly underweight and concentrated in low-coupon, call-protected instruments, and expect an attractive buying opportunity to materialize as yield spreads widen. We also are significantly overweight asset-backed securities, which we see as having good scope for further gains.

BELOW INVESTMENT-GRADE. Despite the difficulties experienced during the fourth quarter, emerging market debt was the top performer among major fixed income sectors in 1997, while high yield fared best among domestic instruments. We continue to believe that inclusion of both will enhance the Fund's performance via the benefits of potential appreciation, higher-than-average yields and risk-diversification. Although our current strategies for each are generally defensive, we are vigilant for opportunistic purchases.

As developments occur in the fixed income markets or at BEA that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA Fixed Income Management Team

Robert J. Moore, Executive Director
William P. Sterling, Executive Director
Gregg M. Diliberto, Managing Director
Mark K. Silverstein, Managing Director
Robert W. Justich, Senior Vice President
Diane Damskey, Senior Vice President
Ira Edelblum, Senior Vice President
Jo Ann Corkran, Senior Vice President

                         BEA U.S. CORE FIXED INCOME FUND
                     PORTFOLIO MANAGERS' LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA U.S. CORE FIXED INCOME FUND AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX FROM INCEPTION 4/1/94 AND AT EACH QUARTER END.

[GRAPH OMITTED]
PLOT POINTS FOLLOW:

                                 BEA U.S.                   LEHMAN BROTHERS
                                CORE FIXED                  AGGREGATE BOND
                                INCOME FUND                      INDEX
04/01/1994                        10,000                        10,000
05/31/1994                         9,913                         9,999
08/31/1994                        10,017                        10,188
11/30/1994                         9,812                        10,007
02/28/1995                        10,204                        10,520
05/31/1995                        10,864                        11,148
08/31/1995                        11,078                        11,342
11/30/1995                        11,475                        11,775
02/29/1996                        11,590                        11,809
05/31/1996                        11,464                        11,638
08/31/1996                        11,658                        11,806
11/30/1996                        12,328                        12,488
02/28/1997                        12,420                        12,442
05/31/1997                        12,567                        12,607
08/31/1997                        13,001                        12,991
11/30/1997                        13,327                        13,437
02/28/1998                        13,670                        13,735


AVERAGE ANNUAL
TOTAL RETURN
One Year         10.06%
From Inception    8.31%

Note: Past performance is not predictive of future performance.

                         BEA U.S. CORE FIXED INCOME FUND
                              OF THE RBB FUND, INC.
                             STATEMENT OF NET ASSETS
                                FEBRUARY 28, 1998
                                   (UNAUDITED)

                                                          PAR
                                                         (000)         VALUE
                                                        --------     -----------
CORPORATE BONDS -- 33.4%
BANKING -- 5.1%
   AO Sibneft
     Sr. Loan Participation Notes
     (NR, NR)
     9.625% 08/15/00 ..............................       $  355      $  340,800
   Credit Lyonnais
     Perpetual Sub. Variable Rate
     Notes, Rule 144A
     (Baa2, NR)(DAGGER)/
     (DAGGER)(DAGGER)(DAGGER)/****
     7.125% .......................................          520         507,000
   Export-Import Bank of Korea:
     Yankee Notes (Ba1, B+)
       6.500% 05/15/00 ............................          210         197,138
     144A Yankee Bonds
       (Ba1, NR)
       6.500% 10/06/99 ............................          390         372,938
   First Republic Bank
     Sub. Notes (NR, BB+)
     7.750% 09/15/12 ..............................        1,050       1,082,812
   Fuji Finance (Cayman) Ltd.
     Perpetual Gtd.
     FRN (Baa3, NR)(DAGGER)/(DAGGER)
     (DAGGER)(DAGGER)
     7.300% .......................................          870         791,700
   National Australia Bank
     Yankee Sub. Notes (A1, AA-)
     6.600% 12/10/07 ..............................          380         381,835
   National Westminster Bank
     Perpetual Sub. FRN,
     Series A (Aa3, A+)(DAGGER)/
     (DAGGER)(DAGGER)(DAGGER)
     5.813% .......................................          610         534,329
   Okobank Perpetual
     Sub. FRN (A3, NR)(DAGGER)/
     (DAGGER)(DAGGER)(DAGGER)
     6.406% .......................................        1,100       1,080,750
   Santander Financial Issuances
     Perpetual Sub. FRN
     (A2, NR)(DAGGER)/(DAGGER)(DAGGER)(DAGGER)
     6.963% .......................................          500         482,500
   Shinhan Bank
     Sub. Notes (Ba1, B-)
     7.250% 06/26/02 ..............................          350         298,375
   Skandinaviska Enskilda
     Banken AB:
     Perpetual Sub. FRN
       (Baa1, NR)(DAGGER)/(DAGGER)(DAGGER)(DAGGER)
       6.625% .....................................        1,470       1,478,585
     Perpetual Sub. FRN
       (NR, NR)(DAGGER)/(DAGGER)(DAGGER)(DAGGER)
       7.500% .....................................          910         938,902
   Sovereign Bancorp
     Sr. Notes (NR, BBB-)
     6.750% 07/01/00 ..............................          110         110,000
   SB Treasury Company L.L.C.
     Noncumulative Preferred
     Securities Series A
     (A2, BB-)
     9.400% 06/30/98 ..............................        1,035       1,071,225


                                                          PAR
                                                         (000)         VALUE
                                                        --------     -----------
BANKING -- (CONTINUED)
   Trans Financial Bank N.A.
     Notes (Baa3, BBB-)
     6.480% 10/23/98 .........................          $   305       $  305,701
                                                                      ----------
                                                                       9,974,590
                                                                      ----------
BROADCASTING -- 0.8%
   Fox/Liberty Network L.L.C.
     144A Sr. Notes (B1, B)****
     8.875% 08/15/07 .........................            1,290        1,339,987
     9.750% 08/15/07(DAGGER)(DAGGER) .........              440          298,100
                                                                      ----------
                                                                       1,638,087
                                                                      ----------
CABLE -- 0.5%
   Cablevision Systems Corp.
     Sr. Notes (Ba2, BB+)
     7.875% 12/15/07 .........................              750          773,437
   Diamond Cable Communications
     plc 144A Yankee Sr.
     Discount Notes (Caa1, B-)
     (DAGGER)(DAGGER)
     10.750% 02/15/07 ........................              405          270,337
                                                                      ----------
                                                                       1,043,774
                                                                      ----------
CHEMICALS -- 0.1%
   UCC Investors Holdings Inc.
     Sub. Discount Notes (B3, B-)
     (DAGGER)(DAGGER)
     12.000% 05/01/05 ........................              290          278,400
                                                                      ----------
ENERGY -- 0.6%
   Cliffs Drilling Co., Gtd.
     Sr. Notes, Series B (B1, B)
     10.250% 05/15/03 ........................              355          389,612
   Valero Energy Corp.
     144A Pass-Through Asset
     Trusts (Baa3, BBB-)****
     6.750% 12/15/02 .........................              830          838,300
                                                                      ----------
                                                                       1,227,912
                                                                      ----------
ENTERTAINMENT -- 2.4%
   Time Warner, Inc.
     Debentures (Ba1, BBB-)
     7.570% 02/01/24 .........................              940          998,750
     6.850% 01/15/26 .........................            3,545        3,686,800
                                                                      ----------
                                                                       4,685,550
                                                                      ----------
FINANCIAL SERVICES -- 7.9%
   American General Institutional
     Capital Trust Co.
     144A Gtd. Notes,
     Series B (A2, A+)****
     8.125% 03/15/46 .........................            1,935        2,143,012
   AT&T Capital Corp.
     Medium-Term Notes
     Series 4 (Baa3, BBB)
     6.920% 04/29/99 .........................               70           70,637
     6.470% 12/03/99 .........................              480          480,403
     6.480% 12/03/99 .........................            1,800        1,801,818



                 See Accompanying Notes to Financial Statements.

                                                          PAR
                                                         (000)         VALUE
                                                        --------     -----------
FINANCIAL SERVICES -- (CONTINUED)
   Banque Nationale de Paris
     144A Tier 1 Step-Up
     Notes Series A (A2, A-)****/(DAGGER)
     7.738% 06/05/98 ...........................         $ 1,330     $ 1,356,068
   BellSouth Capital Funding Corp.
     Debentures (Aa1, AAA)
     6.040% 11/15/26 ...........................           1,780       1,808,925
   Fifth Mexican Acceptance Corp.
     Rule 144A Notes Tranche A
     (NR, NR)****/(DAGGER)(DAGGER)
     (DAGGER)(DAGGER)/*****
     8.000% 12/15/98 ...........................           2,510         624,362
   Ford Holdings, Inc.
     Gtd. Notes (A1, A+)
     9.250% 03/01/00 ...........................              10          10,612
   General Electric Capital Services
     Gtd. Sub. Notes (Aaa, AAA)
     7.500% 08/21/35 ...........................             165         185,212
   General Motors Acceptance Corp.
     Medium-Term Notes (A3, A)
       5.800% 02/23/01 .........................           1,440       1,438,618
       6.800% 04/17/01 .........................             625         637,500
       7.250% 07/20/98 .........................             125         125,669
       6.625% 04/24/00 .........................           1,290       1,306,125
   Industrial Credit & Investment
     Corp. of India
     Medium Term Notes
     (Baa3, BB+)
     7.550% 08/15/07 ...........................             305         272,206
   L'Auxiliare du Credit
     Foncier de France:
     Gtd. Notes (Ba1, NR)(DAGGER)/
     (DAGGER)(DAGGER)(DAGGER)
       5.688% 03/25/98 .........................             740         709,290
     Sr. Notes (Baa1, A)
       8.000% 01/14/02 .........................             830         874,612
   Prudential Insurance Co. of
     America
     144A Capital Notes (A3, A)****
     6.875% 04/15/03 ...........................           1,000       1,021,250
   Trinity Re, Ltd.
     Defeasance FRN Series 1998
     Class A2 (NR, NR)
     9.250% 03/03/98 ...........................             495         495,000
   United Companies Financial Corp.
     Sr. Notes (Ba1, BBB-)
     7.000% 07/15/98 ...........................             270         268,312
                                                                     -----------
                                                                      15,629,631
                                                                     -----------
FOOD & BEVERAGE -- 0.1%
   Arisco Produtos Alimenticios
     S.A. Medium Term Notes
     (NR, NR)
     10.750% 05/22/05 ..........................             160         149,600
                                                                     -----------

                                                            PAR
                                                           (000)         VALUE
                                                          --------     ---------
HEALTH CARE -- 2.3%
   Columbia/HCA Healthcare Corp.
     Debentures (Ba2, BBB)
     8.360% 04/15/24 .............................         $  360     $  346,370
   Merck & Co., Inc.
     Medium Term Notes
     Series B (NR, AAA)
     5.760% 05/03/37 .............................          2,840      2,900,350
   Tenet Healthcare Corp.:
     Sr. Notes (Ba1, BB)
     7.875% 01/15/03 .............................            410        424,350
     8.625% 12/01/03 .............................            850        896,750
                                                                      ----------
                                                                       4,567,820
                                                                      ----------
INDUSTRIAL GOODS & MATERIALS -- 1.4%
   Dresser Industries, Inc.
     Debentures (Aa3, A)
     7.600% 08/15/96 .............................          1,095      1,238,719
   Seagate Technology, Inc.
     Sr. Debentures (Baa3, BBB)
     7.450% 03/01/37 .............................          1,500      1,483,125
                                                                      ----------
                                                                       2,721,844
                                                                      ----------
PACKAGING/CONTAINERS -- 0.2%
   Crown Packaging Enterprises Ltd.
     Sr. Secured Discount
     Notes (CA, NR)(DAGGER)(DAGGER)
     14.000% 08/01/06 ............................            550         13,750
   Gaylord Container Corp.
     Sr. Sub. Debentures (Caa, B-)
     12.750% 05/15/05 ............................            330        355,575
                                                                      ----------
                                                                         369,325
                                                                      ----------
PAPER & FOREST PRODUCTS -- 0.5%
   P. T. Indah Kiat Pulp &
     Paper Corp.:
     Gtd. Notes, Series B (Ba2, BB)
       11.875% 06/15/02 ..........................             65         55,250
     Sr. Secured Notes (Ba2, BB)
       8.875% 11/01/00 ...........................            145        127,600
   Repap New Brunswick Corp.
     Sr. Secured Debentures
     (Caa1, CC)
     10.625% 04/15/05 ............................            735        723,975
                                                                      ----------
                                                                         906,825
                                                                      ----------
PUBLISHING & INFORMATION SERVICES -- 0.8%
   Belo (A.H.) Corp.
     Sr. Notes (Baa2, BBB-)
     6.875% 06/15/02 .............................          1,450      1,486,250
                                                                      ----------
REAL ESTATE -- 1.0%
   Equity Office Properties Trust
     144A Unsecured Special
     Purpose Notes (Baa1, BBB)
     6.500% 02/15/02 .............................          2,050      2,050,000
                                                                      ----------


                 See Accompanying Notes to Financial Statements.

                                                           PAR
                                                          (000)         VALUE
                                                         --------    -----------
RESTAURANTS, HOTELS & CASINOS -- 0.6%
   FelCor Suites
     Limited Partnership,
     Gtd. Sr. Notes (Ba1, BB+)
     7.625% 10/01/07 .............................        $ 1,200     $1,222,500
                                                                      ----------
TELECOMMUNICATIONS -- 2.3%
   BellSouth Telecommunications, Inc.
     Debentures (Aaa, AAA)
     5.850% 11/15/45 .............................          1,150      1,157,187
       7.000% 12/01/45 ...........................            125        130,312
   Cencall Communications Corp.
     Sr. Discount Notes
     (B2, CCC+)(DAGGER)(DAGGER)
     10.125% 01/15/04 ............................            220        213,400
   CS Wireless Systems, Inc.
     Sr. Discount Notes
     (Caa1, NR)(DAGGER)(DAGGER)
     11.375% 03/01/06 ............................            525        122,062
   ICG Services Inc.
     144A Sr. Discount Notes
     (NR, NR)
     10.000% 02/15/08 ............................            300        178,500
   Nextel Communications Inc.:
     144A Sr. Discount Notes
       (B2, CCC+)(DAGGER)(DAGGER)
       9.950% 02/15/08 ...........................            600        366,000
     144A Sr. Redeemable Discount
       Notes (B2, CCC+)(DAGGER)(DAGGER)
       10.650% 09/15/07 ..........................            950        615,125
     Sr. Discount Notes
       (B2, CCC+)
       9.750% 10/31/07 ...........................            660        410,850
   Rogers Cantel Inc.
     Yankee Sr. Secured
     Debentures (Ba3, BB+)
     9.375% 06/01/08 .............................            365        389,637
   TCI Communications Inc.
     Notes (Ba1, BBB-)
     6.340% 02/01/02 .............................            800        795,000
   Wireless One, Inc.
     Sr. Discount Notes (B3, B-)(DAGGER)(DAGGER)
     13.500% 08/01/06 ............................            320         53,600
                                                                      ----------
                                                                       4,431,673
                                                                      ----------
TRANSPORTATION -- 3.4%
   Continental Airlines, Inc.
     Sr. Notes (Ba3, B)
     9.500% 12/15/01 .............................            665        714,875
   Grupo Transportacion Ferroviaria
     Mexicana, S.A. de C.V.
     Gtd. Sr. Notes (B2, B+)****/(DAGGER)(DAGGER)
     11.750% 06/15/07 ............................            730        472,894

                                                           PAR
                                                          (000)         VALUE
                                                         --------    -----------
TRANSPORTATION -- (CONTINUED)
   Grupo Transportacion Ferroviaria
     Mexicana, S.A. de C.V.
     144A Gtd. Sr. Discount
     Debentures
     (B2, B+)(DAGGER)(DAGGER)
     11.750% 06/15/09 ........................           $  780      $   514,800
   Norfolk Southern Corp.:
     Bonds (Baa1, BBB+)
       7.900% 05/15/49 .......................              255          290,700
     Notes (Baa1, BBB+)
       7.875% 02/15/04 .......................                5            5,375
         7.050% 05/01/04 .....................            1,100        1,171,500
   Northwest Airlines, Inc.
     Gtd. Notes (Ba2, BB)
     7.625% 03/15/05 .........................            2,445        2,435,587
   US Air, Inc.
     Gtd. Sr. Notes (B3, CCC+)
     10.000% 07/01/03 ........................            1,025        1,085,219
                                                                     -----------
                                                                       6,690,950
                                                                     -----------
UTILITIES -- 3.4%
   Beaver Valley Funding Corp.
     Secured Lease Obligation
     Bonds (Ba3, BB-)
     9.000% 06/01/17 .........................            1,730        1,958,187
   Connecticut Light and Power Co.:
     First Mortgage Bonds,
       Series D (Ba2, BB)
       7.875% 10/01/24 .......................              375          391,406
     First and Ref. Mortgage Bonds,
       1997 Series C
       7.750% 06/01/02 .......................              250          254,375
   Long Island Lighting Co.
     Debentures  (Ba3, BB+)
     9.000% 11/01/22 .........................            1,150        1,302,375
   Niagara Mohawk Power Corp.
     First Mortgage Bonds
     (Ba3, BB)
     8.750% 04/01/22 .........................              605          652,644
   North Atlantic Energy Corp.
     Secured First Mortgage Notes,
     Series A (B1, B+)
     9.050% 06/01/02 .........................              875          885,938
   TU Electric Capital Trust V,
     Jr. Sub. Debentures
     (Baa2, BBB)
     8.175% 01/30/37 .........................            1,130        1,190,738
                                                                     -----------
                                                                       6,635,663
                                                                     -----------
   TOTAL CORPORATE BONDS
     (Cost $64,727,314) ......................                        65,710,394
                                                                     -----------


                 See Accompanying Notes to Financial Statements.

                                                           PAR
                                                          (000)         VALUE
                                                         --------    -----------
MUNICIPAL BONDS -- 2.0%
   Municipal Electric Authority
     of Georgia Revenue Bond
     Project One Sub-Series A
     (Aaa, AAA)
     5.000% 01/01/26 .............................        $ 1,900     $1,850,125
   New Jersey Economic
     Development Authority,
     Pension Fund Revenue Bonds
     Series A (Aaa, AAA)
       7.425% 02/15/29 ...........................          1,545      1,707,750
     Series B (Aaa, A1)
       0.000% 02/15/08 ...........................            850        460,836
                                                                      ----------
   TOTAL MUNICIPAL BONDS
     (Cost $3,790,219) ...........................                     4,018,711
                                                                      ----------

FOREIGN GOVERNMENT BONDS -- 10.3%
   Federal Republic of Brazil
     Capitalization Bonds Series L
     (B1, BB-)
     4.500% 04/15/98 .............................            924        748,948
   Federal Republic of Brazil
     Interest Due Bonds (B1, NR)
     6.813% 01/01/01 .............................            875        846,563
   Federal Republic of Brazil
     MYDFA Trust Certificates
     (NR, NR)
     6.688% 09/15/07 .............................          1,129        974,496
   Federal Republic of Germany
     Eurobonds (Aaa, NR)
     6.000% 01/04/07 .............................          6,650      3,950,952
   International Bank for
     Reconstruction & Development
     U.S. Dollar Bonds (Aaa, AAA)
     7.625% 01/19/23 .............................            330        386,925
   Republic of Argentina,
     Par Bonds (Ba3, BB)
     5.500% 05/31/98 .............................          1,450      1,092,938
   Republic of Argentina
     Yankee Notes (Ba3, BB)
     9.500% 05/31/98 .............................          1,850      1,866,188
   Republic of Poland
     Past Due Interest Bonds
     (Baa3, BBB-)
     4.000% 10/27/14 .............................          4,430      3,950,163
   Republic of Venezuela
     Global Bonds (Ba2, B+)
     9.250% 09/15/27 .............................          1,100        962,500
   United Kingdom Treasury Gilt
     Bonds (Aaa, NR)
     8.500% 07/16/07 .............................          2,050      3,923,815

                                                           PAR
                                                          (000)         VALUE
                                                         --------    -----------

FOREIGN GOVERNMENT BONDS -- (CONTINUED)
   United Mexican States Par Bonds,
     Series A (Ba2, BB)
       6.250% 12/31/19 .............................       $   500   $   422,188
     Series B (Ba2, BB)
       6.250% 12/31/19 .............................         1,250     1,054,688
                                                                     -----------
   TOTAL FOREIGN
     GOVERNMENT BONDS
     (Cost $19,838,311) ............................                  20,180,364
                                                                     -----------

AGENCY OBLIGATIONS -- 20.7%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 11.9%
   Various Pools:
      7.000% 12/01/09 ..............................           738       751,915
      8.500% 09/01/20 ..............................           492       513,839
      8.500% 07/01/21 ..............................         1,408     1,483,748
      8.500% 09/01/27 ..............................         2,060     2,171,501
   15-Year TBA's
      6.500% 04/01/12 ..............................         8,500     8,579,688
      6.000% 01/01/13 ..............................         6,500     6,408,594
   REMIC-PAC, Series 1014 Class E
      7.950% 02/15/20 ..............................           444       452,163
   MACR, Series 1860
      Principle Only
      0.000% 02/15/24 ..............................         1,624     1,084,252
   MACR, Series 1934, Class AB
      6.000% 08/15/07 ..............................         1,950     1,947,530
                                                                     -----------
   TOTAL FEDERAL HOME
     LOAN MORTGAGE
     CORPORATION ...................................                  23,393,230
                                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.9%
   Various Pools:
      10.000% 02/01/05 .............................            37        38,761
       7.000% 12/01/09 .............................           751       764,454
      10.000% 01/01/10 .............................            14        14,855
       8.500% 11/01/17 .............................           571       597,395
   30-Year TBA
      6.500% 09/01/27 ..............................        12,180    12,062,006
   REMIC-PAC, 1991-165 Class M
      8.250% 12/25/21 ..............................            13        13,466
   MACR, Series 1996-5
      Class PX Principle Only
      0.000% 11/25/23 ..............................           160       105,800
                                                                     -----------
   TOTAL FEDERAL NATIONAL
     MORTGAGE ASSOCIATION ..........................                  13,596,737
                                                                     -----------


                 See Accompanying Notes to Financial Statements.

                                                             PAR
                                                            (000)       VALUE
                                                          --------   -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.7%
   Various Pools:
       8.250% 08/15/04 .............................        $    1   $       749
       9.000% 11/15/04 .............................             1         1,215
       9.000% 12/15/04 .............................             1           975
       8.250% 04/15/06 .............................             2         1,576
      13.500% 07/15/14 .............................             1           928
       9.000% 06/15/16 .............................            83        88,762
       8.000% 04/15/17 .............................           151       156,402
       9.000% 10/15/17 .............................           385       413,371
       9.000% 08/15/21 .............................           602       645,866
       9.000% 01/15/25 .............................           115       123,803
                                                                     -----------
   TOTAL GOVERNMENT
     NATIONAL MORTGAGE
     ASSOCIATION ...................................                   1,433,647
                                                                     -----------
MISCELLANEOUS -- 1.2%
   Government Trust Certificates
     Collateral Trust Series 1C
     (Aaa, AAA)
     9.250% 11/15/01 ...............................           485       502,951
   Tennessee Valley Authority
     Debentures Series C
     (NR, AAA)
     5.880% 04/01/36 ...............................         1,735     1,780,544
                                                                     -----------
                                                                       2,283,495
                                                                     -----------
   TOTAL AGENCY OBLIGATIONS
     (Cost $40,378,639) ............................                  40,707,109
                                                                     -----------

ASSET BACKED SECURITIES -- 8.4%
   Advanta Credit Card Master
     Trust Visa/MasterCard Credit
     Card Receivables,
     Series 1995-F, Class A2
     (Aaa, AAA)(DAGGER)
     5.815% 08/01/03 ...............................         3,450     3,454,485
   American Express Credit Account
     Master Trust, Credit Card
     Receivables, Series 1997-1,
     Class A (Aaa, AAA)
     6.400% 04/15/05 ...............................           750       763,282
   California Infrastructure
     San Diego Gas & Electric
     Rate Reduction Certificates:
       Series 1997-1 Class A6
         (Aaa, AAA)
         6.310% 09/25/08 ...........................           430       437,861
       Class A7 (Aaa, AAA)
         6.370% 12/25/09 ...........................           450       456,187
   Citibank Credit Card Master
     Trust I, Visa/MasterCard Credit
     Card Receivables, Series 1997-2
     Class A (Aaa, AAA)
     6.550% 02/15/04 ...............................           650       661,957

                                                           PAR
                                                          (000)         VALUE
                                                         --------    -----------
ASSET BACKED SECURITIES -- (CONTINUED)
   Discover Card Master Trust I
     Credit Card Receivables,
     Series 1998-2 Class A
     (Aaa, AAA)
     5.800% 03/15/01 ...........................      $      750      $  746,836
   First USA Credit Card Master
     Trust, Visa/MasterCard Credit
     Card Receivables, Series 1997-6,
     Class A (Aaa, AAA)
     6.420% 03/17/05 ...........................           1,565       1,589,864
   Fleetwood Credit Corporation
     Grantor Trust, RV Retail
     Installment Sale Contracts
       Series 1993-B, Class A
         (Aaa, AAA)
         4.950% 08/15/08 .......................               5           5,170
       Series 1994-B, Class A
         (Aaa, AAA)
         6.750% 03/15/10 .......................             255         257,160
   Goldome Credit Corp.
     Home Equity Trust
     Series 1990-1, Class A
     (Aa2, AA)
     10.000% 07/15/05 ..........................              25          25,539
   Green Tree Financial Corp.
     Manufactured Housing Retail
     Installment Sales Contracts,
       Series 1993-4, Class A-2
         (Aa2, NR)
         5.850% 01/15/19 .......................              40          40,472
       Series 1995-5, Class A-3
         (Aaa, AAA)
         6.250% 09/15/26 .......................             495         495,956
       Series 1995-6, Class A-3
         (Aaa, AAA)
         6.650% 09/15/26 .......................             130         131,379
       Series 1995-7, Class A-2
         (Aaa, AAA)
         6.150% 11/15/26 .......................              69          69,229
       Series 1995-8, Class A-2
         (Aaa, AAA)
         6.150% 12/15/26 .......................              63          62,683
   Green Tree Securitized Net
     Interest Margin Trust,
     REMIC, Series 1994-A,
     Class A (Baa3, NR)
     6.900% 02/15/04 ...........................             102         100,967
   Mellon Bank Credit Card Master
     Trust, Visa/MasterCard Credit
     Card Receivables, Series 1995-A,
     Class A (Aaa, AAA)(DAGGER)
     5.815% 04/15/03 ...........................           2,550       2,559,690


                 See Accompanying Notes to Financial Statements.

                                                           PAR
                                                          (000)         VALUE
                                                         --------    -----------
ASSET BACKED SECURITIES -- (CONTINUED)
   Merrill Lynch Mortgage
     Investors, Inc.,
     Manufactured Housing Retail
     Installment Sales Contracts
     Series 1991-C, Class A
     (Aaa, AAA)
     9.000% 07/15/11 ...........................          $   77     $    79,346
   New York City Tax Lien
     Collateralized Bonds,
     Series 1996-1, Class C (NR, A)
     7.110% 05/25/05 ...........................             314         318,171
   Sears Credit Account Master Trust II
     Credit Card Receivables,
     Series 1997-1, Class A (Aaa, AAA)
     6.200% 07/16/07 ...........................           1,500       1,518,227
   Standard Credit Card Master Trust
     Visa/MasterCard Credit Card
     Receivables:
       Series 1994-4,
         Class A (Aaa, AAA)
         8.250% 11/07/03 .......................           1,190       1,275,002
       Series 1993-2,
         Class A (Aaa, AAA)
         5.950% 09/07/03 .......................             330         328,101
   Toyota Auto Lease Trust,
     Automobile Receivables,
     Series 1997-A, Class A2
     (Aaa, AAA)
     6.350% 04/26/04 ...........................             840         844,794
   Vanderbilt Mortgage Finance Corp.
     Manufactured Housing Retail
     Installment Sales Contracts,
     Series 1995-B, Class A3
     (Aaa, NR)
     6.675% 05/07/06 ...........................             240         242,779
   World Omni Automobile Lease
     Securitization Trust,
     Retail Closed-End Lease
     Contracts Series 1995-A,
     Class A (Aaa, AAA)
     6.050% 11/25/01 ...........................              55          55,149
                                                                     -----------
   TOTAL ASSET BACKED
     SECURITIES
     (Cost $16,434,758) ........................                      16,520,286
                                                                     -----------

COLLATERIZED MORTGAGED
BACKED SECURITIES -- 5.7%
   Asset Securitization Corp.:
     Series 1996-MD6, Class A1C
       (Aaa, AAA)
       7.040% 11/13/26 .........................           1,440       1,521,230
     Series 1996-MD6, Class A6
       (BBB, BAA2)
       7.108% 03/13/98 .........................             650         681,792

                                                           PAR
                                                          (000)         VALUE
                                                         --------    -----------
COLLATERIZED MORTGAGED
BACKED SECURITIES -- (CONTINUED)
   Series 1997-D5 Class A1C
       (Aaa, AAA)
       6.750% 02/14/41 .......................          $   700      $   727,783
     Series 1997-D5, Class A1D
       (Aaa, AAA)
       6.850% 02/14/41 .......................            1,300        1,359,917
   Carousel Center Finance Inc.
     Series 1, Class C, Rule 144A
     (NR, BBB+)
     7.527% 11/15/07 .........................              392          400,894
   Collateralized Mortgage
     Obligation Trust, REMIC
     Series 54, Class C (Aaa, AAA)
     9.250% 11/01/13 .........................                2            1,797
   DLJ Commercial Mortgage
     Acceptance Corp.
     Series 1998-CF1, Class A1B
     (Aaa, AAA)
     6.410% 02/15/08 .........................            1,800        1,818,563
   Kidder Peabody Acceptance Corp.:
     Series 1994-C1, Class A
       (NR, AAA)
       6.650% 02/01/06 .......................              170          173,139
     Series 1994-C1, Class B
       (NR, AA)
       6.850% 02/01/06 .......................              960          977,962
   Morserv Inc.
     REMIC, Series 1994-A,
     Class 1A2 (Aaa, AAA)
     7.000% 10/25/25 .........................               48           48,382
   PaineWebber Mortgage
     Acceptance Corp. IV
     Multifamily Mortgage
     Pass-Throughs 144A
     Series 1995-M1,
       Class A (NR, NR)****
       6.700% 01/15/07 .......................            1,200        1,216,500
     Series 1995-M1, Class D
       (NR, NR)****
       7.300% 01/15/07 .......................              420          429,106
   Salomon Brothers Mortgage
     Securities VII, 144A Series
     1997-TZH, Class A2 (NR,NR)
     7.174% 03/25/22 .........................            1,235        1,299,838
   Structured Asset Securities Corp.
     Series 1996-CFL, Class A1C
     (NR, AAA)
     5.944% 02/25/28 .........................              644          641,686
                                                                     -----------
   TOTAL COLLATERIZED
     MORTGAGED BACKED
     SECURITIES
     (Cost $11,088,034) ......................                        11,298,589
                                                                     -----------


                 See Accompanying Notes to Financial Statements.

                                                        NUMBER
                                                       OF SHARES        VALUE
                                                       ---------     -----------
COMMON STOCK -- 0.0%
PACKAGING/CONTAINERS -- 0.0%
   Crown Packaging Enterprises,
     Ltd. ............................................   45,544      $       455
                                                                     -----------
   TOTAL COMMON STOCK
     ($0.00)                                                                 455
                                                                     -----------

PREFERRED STOCK -- 1.6%
BANKING -- 1.1%
   California Federal Preferred
     Capital Corp. 9.125%
     Noncum. Exchangeable,
     Series A ........................................   75,400        2,078,213
                                                                     -----------
REAL ESTATE -- 0.3%
   American Real Estate Corp.
     8.50% Cumulative, Series A ......................   23,700          623,606
                                                                     -----------
UTILITIES -- 0.2%
   Long Island Lighting Co.
     7.05% Cumulative,
     Series QQ .......................................   18,650          500,053
                                                                     -----------
   TOTAL PREFERRED STOCK
     (Cost $3,000,305) ...............................                 3,201,872
                                                                     -----------
                                                       PAR
                                                      (000)
                                                   -----------
U.S. TREASURY OBLIGATIONS -- 13.1%
U.S. TREASURY BONDS -- 2.9%
     8.875% 08/15/17 .......................       $     1,250         1,660,975
     6.875% 08/15/25 .......................             3,675         4,105,011
                                                                     -----------
                                                                       5,765,986
                                                                     -----------
U.S. TREASURY NOTES -- 10.2%
     7.750% 11/30/99 .......................            19,120        19,804,493
     8.500% 02/15/00 .......................               220           231,761
                                                                     -----------
                                                                      20,036,254
                                                                     -----------
   TOTAL U.S. TREASURY
     OBLIGATIONS
     (Cost $25,622,223) ....................                          25,802,240
                                                                     -----------

SHORT TERM INVESTMENTS -- 19.6%
   BBH U.S. Dollar Grand Cayman
     Time Deposit
     5.125% 03/02/98 .......................        38,470,000        38,470,000
                                                                     -----------
   TOTAL SHORT TERM
     INVESTMENTS
     (Cost $38,470,000) ....................                          38,470,000
                                                                     -----------

                                                        NUMBER
                                                       OF SHARES        VALUE
                                                       ---------     -----------
WARRANTS -- 0.0%
   Capital Pacific Holdings
     Group, Inc. ...........................              1,817      $    1,363
   Uniroyal Technology Corp. ...............             10,800          49,950
                                                                   ------------
   TOTAL WARRANTS
     (Cost $13,150) ........................                             51,313
                                                                   ------------
   TOTAL INVESTMENTS -- 114.8%
     (Cost $223,362,953) ...................                        225,961,333
                                                                   ------------
   LIABILITIES IN EXCESS
     OF OTHER ASSETS -- (14.8%) ............                        (29,166,503)
                                                                   ------------
   NET ASSETS (Applicable to
     12,531,301 BEA Institutional
     Shares) -- 100.0% .....................                       $196,794,830
                                                                   ------------
   NET ASSET VALUE,
     OFFERING PRICE AND
     REDEMPTION PRICE PER
     BEA INSTITUTIONAL SHARE
     ($196,794,830 (DIVIDE) 12,531,301) ....                             $15.70
                                                                         ======
    * Cost for Federal income tax purposes at February 28, 1998 is $223,460,749. The gross appreciation (depreciation) on a tax basis is as follows:
       Gross Appreciation ....................................      $3,247,540
       Gross Depreciation ....................................         746,956
                                                                    ----------
       Net Appreciation ......................................      $2,500,584
                                                                    ==========
   ** Securities were acquired on a delayed delivery basis.
  *** Non-income producing securities.
 **** Certain conditions for public sales may exist.
***** Non-income producing securities which are in default.
(DAGGER)Variable  rate  obligations  -- The  interest  shown  is the  rate as of
     February 28, 1998.
(DAGGER)(DAGGER)Step Bond -- The interest rate as of February 28, 1998 is 0% and will reset to interest shown at a future date. (DAGGER)(DAGGER)(DAGGER)Securities have no stated maturity date. (DAGGER)(DAGGER)(DAGGER)(DAGGER)Guaranteed by Grupo Sidek, S.A. de C.V. and
     Grupo Situr S.A. de C.V.
The Moody's Investors Service, Inc. and Standard & Poor's Ratings Group ratings indicated are the most recent rating available at February 28, 1998 and are unaudited.


                 See Accompanying Notes to Financial Statements.

                   BEA U.S. CORE FIXED INCOME FUND (CONCLUDED)


                            INVESTMENT ABBREVIATIONS
FRN ......................................................... Floating Rate Note
MACR ............................................ Modifiable and Combinable Real
                                                       Estate Investment Conduit
PAC ................................................. Planned Amortization Class
REMIC .................................. Real Estate Mortgage Investment Conduit
TBA ............................................................ To Be Announced

AT FEBRUARY 28, 1998, NET ASSETS CONSISTED OF:
                                                                      AMOUNT
                                                                    ------------
Capital Paid-In ..................................................  $190,114,525
Accumulated Net Investment Income ................................     1,737,502
Accumulated Net Realized Gain on
   Security and Foreign Exchange Transactions ....................     2,287,668
Net Unrealized Appreciation on
   Investments and Other .........................................     2,655,135
--------------------------------------------------------------------------------
NET ASSETS .......................................................  $196,794,830
--------------------------------------------------------------------------------


                 See Accompanying Notes to Financial Statements.

                     BEA STRATEGIC GLOBAL FIXED INCOME FUND
                           PORTFOLIO MANAGERS' LETTER

                                                                  March 12, 1998

Dear Shareholders:

We are pleased to report on the results of the BEA Strategic Global Fixed Income Fund (the "Fund") for the six months ended February 28, 1998 and discuss our investment strategy.

At February 28, 1998, the net asset value ("NAV") of the Fund was $15.05, compared to an NAV of $15.41 on August 31, 1997. As a result, the Fund's total return (assuming reinvestment of dividends and distributions) was 3.84%. By comparison, the unhedged J.P. Morgan Global Government Bond Index (the "Index") gained 4.83% during the same period.

PORTFOLIO REVIEW
----------------

We attribute the Fund's underperformance of the Index over the last six months to several factors. Primary among these was our exposure to emerging market debt. As noted in the next section, the emerging sector fared much worse during the period than did the major sovereign debt markets. Whereas the Index contains no emerging debt securities and, thus, is unaffected by activity in the sector, about 8% of the Fund's total assets are invested in emerging instruments at present. We would also like to note in this context that we were able to profitably exploit short-term opportunities in the emerging sector following the worst of the Asia-related sell-off a few months ago.

Other negative contributors to performance included our duration profile, which was insufficiently long in a market that favored long duration; our underweighting of Japan and simultaneous overweighting of the U.S. relative to the Index; and our general exposure to corporate securities in a period in which corporate yield spreads widened.

MARKET COMMENTARY
-----------------

In the months since our last report, conditions in global government fixed income markets have been volatile. Most were struck by the "Asian Flu" of currency depreciation and falling securities prices at various points in the third and fourth quarters of 1997. Fueled by mounting financial crises in
Indonesia and South Korea, the flu forced investors to reassess their assumptions concerning such vital factors as global liquidity, sovereign risk and worldwide economic growth prospects. The presence of so much uncertainty resulted in a classic "flight to quality" in which the higher-caliber instruments of nations perceived to be least risky (e.g., the U.S. and the U.K.) fared best, while those of riskier developing nations suffered the greatest declines.

Since the beginning of 1998, most major fixed income markets have fluctuated within a modest trading range. This reflects several investor perceptions. The latter include ongoing concern that U.S. interest rates may reverse course and begin to trend upward; a growing consensus that the fixed income opportunities created by the convergence of European interest rates required for monetary union are no longer viable; and the boom in global equities, which attracts greater inflows of investable funds as investors sense higher potential returns than those in the debt markets.

As for the six-month period covered in this report, we note the striking outperformance of emerging debt markets by those of the developed nations. Of the 26 nations included in the Index and J.P. Morgan's Emerging Markets Bond Index Plus, for example, all of the top 10 performers were developed, while emerging nations accounted for eight of the 10 worst performers.

OUTLOOK
-------

Given the current global macroeconomic environment, we continue to expect positive returns from the world's major government bond markets through year-end. The key to our thesis is the benign climate for interest rates and inflation: monetary policy in the U.S. and Europe remains stable and accomodative, while inflation is low in the U.S. and trending lower in Europe. Growth in both regions is modest and sustainable, suggesting that a meaningful outbreak of inflation in the foreseeable future appears highly improbable. Real yields in several major markets thus remain relatively attractive.

The following is a summary of our current thoughts on the Fund's primary geographical regions:

THE U.S. The U.S. economy and financial markets keep humming along. In spite of cautious public remarks by Federal Reserve chairman Greenspan in recent weeks, we continue to expect that the Fed will choose to leave interest rates

                     BEA STRATEGIC GLOBAL FIXED INCOME FUND
                     PORTFOLIO MANAGERS' LETTER (CONTINUED)

unchanged for much, if not all, of 1998. We now see the possibility of a rate hike later in the year, though, as a bit higher than previously. For now, we are maintaining our overweighting of U.S. securities in the Portfolio vs. those of Japan specifically and the Index generally.

EUROPE. Conditions in European debt markets are favorable and should remain so at least into next year. The interest-rate convergence process mandated for European Monetary Union that has powered performance for some time now, however, is essentially complete. As a result, we are minimizing exposure to the historically higher-yielding nations (e.g., Italy, Spain, Sweden) due to the fact that their yield advantage relative to other European markets has dissipated. We also see potential risks in the form of higher oil prices and the possibility (admittedly slight, in our view) that U.S. money supply growth may increase at an uncomfortably high rate. That said, we will maintain our European allocation at neutral weight and will likely take a more defensive stance should the trend in bond prices there stay strong.


JAPAN. It is difficult to construct an optimistic scenario for the Japanese financial markets. The economy is in the doldrums and no viable catalyst for growth appears on the horizon. The government's numerous efforts to construct fiscal stimulation packages, moreover, are usually halfhearted and ill-conceived. So many such packages have been proposed, in fact, that investors are suffering from "package fatigue." Given that Japanese bond yields are so low as to leave only minor downward potential and our belief that opportunities are better and more plentiful elsewhere, we will retain our underweight position in Japan.

EMERGING MARKETS. Looking ahead, we remain positive on the prospects for emerging debt markets. We expect that volatility will persist and the heavy new-issue calendar (which includes $3-5 billion by South Korea) will set the tone for relative spreads in sovereign securities. While Asia continues to exert a critical influence, the commitment to reforms exhibited by most Latin American and Central European nations since the crisis period in late 1997 provides the market with a strong base of support. Any stability in oil prices at current or even higher levels should be favorable for the entire sector.

As developments occur in the global fixed income markets or at BEA that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA Fixed Income Management Team

Robert J. Moore, Executive Director
William P. Sterling, Executive Director
Gregg M. Diliberto, Managing Director
Mark K. Silverstein, Managing Director
Robert W. Justich, Senior Vice President
Diane Damskey, Senior Vice President
Ira Edelblum, Senior Vice President
Jo Ann Corkran, Senior Vice President

                     BEA STRATEGIC GLOBAL FIXED INCOME FUND
                     PORTFOLIO MANAGERS' LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA STRATEGIC GLOBAL FIXED INCOME FUND AND THE JP MORGAN GLOBAL GOVERNMENT BOND INDEX (UNHEDGED) FROM INCEPTION 6/28/94, PERIOD ENDED 7/31/94, AND AT EACH QUARTER END.

[GRAPH OMITTED]
PLOT POINTS FOLLOW:

                               BEA STRATEGIC                 JP MORGAN GLOBAL
                               GLOBAL FIXED                  GOVT. BOND INDEX
                                INCOME FUND                     (UNHEDGED)
06/28/1994                        10,000                          10,000
07/31/1994                        10,027                          10,115
08/31/1994                        10,001                          10,089
11/30/1994                        10,045                          10,161
02/28/1995                        10,274                          10,659
05/31/1995                        11,156                          11,696
08/31/1995                        11,072                          11,496
11/30/1995                        11,574                          12,003
02/29/1996                        11,668                          11,957
05/31/1996                        11,831                          11,907
08/31/1996                        12,140                          12,283
11/30/1996                        12,815                          12,776
02/28/1997                        12,531                          12,284
05/31/1997                        12,673                          12,408
08/31/1997                        12,684                          12,487
11/30/1997                        13,006                          12,878
02/28/1998                        13,170                          13,089

AVERAGE ANNUAL
TOTAL RETURN
One Year          5.11%
From Inception    7.78%

Note: Past performance is not predictive of future performance.

                     BEA STRATEGIC GLOBAL FIXED INCOME FUND
                              OF THE RBB FUND, INC.
                             STATEMENT OF NET ASSETS
                                FEBRUARY 28, 1998
                                   (UNAUDITED)

                                                             PAR
                                                            (000)       VALUE
                                                          --------   -----------
INTERNATIONAL BONDS -- 52.7%
ARGENTINA -- 1.4%
   Republic of Argentina
     Par Bonds
     (Ba3, BB)
     5.500% 03/31/23 .............................   $        350   $  266,219
   Republic of Argentina
     Yankee Notes (Ba3, BB)
     9.500% 11/30/02 .............................            140      141,225
                                                                    ----------
                                                                       407,444
                                                                    ----------
AUSTRALIA -- 1.5%
   Queensland Treasury Corp.
     Global Bonds (Aaa, NR)
     8.000% 07/14/99 .............................   AUD      630      445,819
                                                                    ----------
BRAZIL -- 1.4%
   Arisco Produtos Alimenticios S. A.
     Gtd. Notes (NR, NR)
     10.750% 05/22/05 ............................   $         50       46,750
   Federal Republic of Brazil
     Capitalization Bonds (B1, BB-)
     8.000% 04/15/14 .............................             35       28,077
   Federal Republic of Brazil
     Capitalization Bonds
     Series L (B1, BB-)
     8.000% 04/15/14 .............................             69       56,171
   Federal Republic of Brazil
     MYDFA Trust Certificates
     (NR, NR)(DAGGER)
     6.688% 03/16/98 .............................            226      194,899
   Cia. Petroleo Ipiranga S.A.
     Sr. Unsub.Notes
     (NR, NR)
     10.625% 02/25/02 ............................             95       95,475
                                                                    ----------
                                                                       421,372
                                                                    ----------
FINLAND -- 0.5%
   Okobank
     Perpetual Sub. FRN
     (A3, NA)(DAGGER)/(DAGGER)(DAGGER)(DAGGER)
     6.406% ......................................   $        160      157,200
                                                                    ----------
FRANCE -- 2.3%
   Republic of France
     Treasury Bonds (NR, NR)
     7.500% 04/25/05 .............................   FF     3,600      687,273
                                                                    ----------
GERMANY -- 15.4%
   Federal Republic of Germany
     Bonds (Aaa, NR)
     6.000% 07/04/07 .............................   DEM    5,000    2,974,222
   Federal Republic of Germany
     Eurobonds (Aaa, NR)
     6.000% 02/16/06 .............................          2,630    1,559,948
                                                                    ----------
                                                                     4,534,170
                                                                    ----------

                                                             PAR
                                                            (000)       VALUE
                                                          --------   -----------
INDIA -- 0.1%
   Industrial Credit & Investment
     Corp. of India
     Medium Term Notes
     (Baa3, BB+)
     7.550% 08/15/07 .............................   $         30   $   26,774
                                                                    ----------
JAPAN -- 0.3%
   Fuji Finance (Cayman)Ltd.
     Perpetual Sub. FRN
     (Baa1, NR)(DAGGER)/(DAGGER)(DAGGER)(DAGGER)
     6.425% ......................................            100       91,000
                                                                    ----------
MEXICO -- 2.8%
   Fifth Mexican Acceptance Corp.
     Rule 144A Notes Tranche A
     (NR, NR)**/(DAGGER)(DAGGER)(DAGGER)(DAGGER)/***
     8.000% 12/15/98 .............................            500      124,375
   Grupo Transportacion Ferroviaria
     Mexicana, S.A. de C.V.
     Gtd. Sr. Notes (B2, B+)(DAGGER)(DAGGER)
     11.75% 06/15/07 .............................             30       19,434
   United Mexican States
     Certificado de Tesoreria
     (NR, NR)
     0.000% 12/17/98 .............................            392       39,524
   United Mexican States
     Par Bonds Series W-A
     (Ba2, BB)
     6.250% 12/31/19 .............................            750      633,281
                                                                    ----------
                                                                       816,614
                                                                    ----------
NETHERLANDS -- 4.0%
   Kingdom of Netherlands
     Government Bonds
     (NR, NR)
     5.750% 01/15/04 .............................   NLG    2,250    1,161,335
                                                                    ----------
NEW ZEALAND -- 3.1%
   Government of New Zealand
     Bonds (Aaa, AAA)
     8.000% 02/15/01 .............................   NZD    1,000      595,808
     8.000% 04/15/04 .............................            500      306,132
                                                                    ----------
                                                                       901,940
                                                                    ----------
POLAND -- 1.3%
   Republic of Poland
     Past Due Interest Bonds
     (Baa3, BBB-)
     4.000% 10/27/14 .............................   $        425      378,972
                                                                    ----------
RUSSIA -- 0.7%
   AO Sibneft
     Loan Participation Notes
     (NR, NR)(DAGGER)
     9.625% 05/15/98 .............................            100       96,250
     9.875% 08/15/00 .............................            100       96,000
                                                                    ----------
                                                                       192,250
                                                                    ----------

                 See Accompanying Notes to Financial Statements.

                                                             PAR
                                                            (000)       VALUE
                                                          --------   -----------
INTERNATIONAL BONDS (CONTINUED)
SOUTH KOREA -- 0.1%
   Shinhan Bank
     Sub. Notes (Ba1, BB-)
     7.250% 06/26/02 .............................   $         25  $    21,313
                                                                   -----------
SUPRANATIONAL -- 5.3%
   International Bank for Reconstruction
     & Development
     Japanese Yen Global Bonds
     (Aaa, AAA)
     5.250% 03/20/02 .............................   JPY  170,000    1,566,878
                                                                   -----------
SWEDEN -- 3.2%
   Nordic Investment Bank
     Swedish Kronor Notes
     (Aa1, NR)
     6.250% 02/08/99 .............................   SEK    4,500      568,371
   Skandinaviska Enskilda
     Banken AB
     Perpetual Sub. FRN (NR, NR)
     7.500% ......................................   $        350      361,116
                                                                   -----------
                                                                       929,487
                                                                   -----------
UNITED KINGDOM -- 9.1%
   U.K. Treasury Gilt Bonds (Aaa, NR)
     7.500% 12/07/06 .............................   GBP    1,500    2,688,940
                                                                   -----------
VENEZUELA -- 0.2%
   Republic of Venezuela
     Global Bonds (Ba2, B)
     9.250% 09/15/27 .............................   $         80       70,000
                                                                   -----------
   TOTAL INTERNATIONAL
     BONDS
     (Cost $16,073,096) ..........................                  15,498,781
                                                                   -----------

DOMESTIC BONDS -- 46.1%
CORPORATE BONDS -- 19.0%
BANKING -- 1.0%
   Export-Import Bank of Korea
     Yankee Bonds (Ba1, NR)
     6.500% 10/06/99 .............................   $         30       28,728
   First Republic Bank
     Sub. Notes (NR, BB+)
     7.750% 09/15/12 .............................            200      206,250
   National Australia Bank
     Yankee Sub. Notes (A1, AA-)
     6.600% 12/10/07 .............................             45       45,217
                                                                   -----------
                                                                       280,195
                                                                   -----------
CABLE -- 0.4%
   Cablevision Systems Corp.
     Sr. Notes (Ba2, BB+)
     7.875% 12/15/07 .............................            100      103,125

                                                             PAR
                                                            (000)       VALUE
                                                           -------   -----------
CABLE (CONTINUED)
   Diamond Cable Communications
     plc 144A Yankee
     Sr. Discount Notes (Caa1, B-)(DAGGER)(DAGGER)
     10.750% 02/15/07 ............................   $         40  $    26,700
                                                                   -----------
                                                                       129,825
                                                                   -----------
ELECTRONICS -- 1.5%
   Seagate Technology, Inc.
     Sr. Debentures (Baa3, BBB)
     7.450% 03/01/37 .............................            440      435,050
                                                                   -----------
ENERGY -- 0.1%
   Cliffs Drilling Co.
     Gtd. Sr. Notes, Series B (B1, B)
     10.250% 05/15/03 ............................             40       43,900
                                                                   -----------
ENTERTAINMENT -- 1.8%
   Time Warner, Inc.
     Debentures (Ba1, BBB-)
     7.570% 02/01/24 .............................            120      127,500
     6.850% 01/15/26 .............................            400      416,000
                                                                   -----------
                                                                       543,500
                                                                   -----------
FINANCIAL SERVICES -- 4.1%
   AT&T Capital Corp.
     Medium Term Notes Series 4
     (Baa3, BBB)
     6.920% 04/29/99 .............................            320      322,912
   BellSouth Capital Funding Corp.
     Debentures (Aa1, AAA)
     6.040% 11/15/26 .............................            340      345,525
   First Nationwide (Parent)
     Holdings, Inc.
     144A Sr. Notes (B3, B)
     12.500% 04/15/03 ............................            170      195,287
   General Motors Acceptance Corp.
     Medium Term Notes (A3, A)
     6.210% 09/19/00 .............................            240      240,900
   Sovereign Bancorp
     Sr. Notes (B1, BBB-)
     6.750% 07/01/00 .............................            115      115,000
                                                                   -----------
                                                                     1,219,624
                                                                   -----------
HEALTH CARE -- 1.9%
   Columbia/HCA Healthcare
     Debentures (Ba2, BBB)
     8.360% 04/15/24 .............................             25       24,054
   Merck & Co., Inc.
     Medium Term Notes, Series B
     (Aaa, AAA)
     5.760% 05/03/37 .............................            370      377,862
   Tenet Healthcare Corp.
     Sr. Notes (Ba1, BB)
     9.625% 09/01/02 .............................            155      170,113
                                                                   -----------
                                                                       572,029
                                                                   -----------

                 See Accompanying Notes to Financial Statements.

                                                             PAR
                                                            (000)       VALUE
                                                          --------   -----------
INDUSTRIAL GOODS & MATERIALS -- 0.3%
   Dresser Industries, Inc.
     Debentures (A1, A)
     7.600% 08/15/96 .............................   $         75   $   84,844
                                                                   -----------
PAPER & FOREST PRODUCTS -- 0.2%
   P. T. Indah Kiat Pulp & Paper Corp.
     Gtd. Notes, Series B (Ba2, BB)
     11.875% 06/15/02 ............................              5        4,250
   Repap New Brunswick Corp.
     Yankee Sr. Secured Debentures
     (Caa1, CC)
     10.625% 04/15/05 ............................             50       49,250
                                                                   -----------
                                                                        53,500
                                                                   -----------
REAL ESTATE -- 1.1%
   Health and Retirement Property
     Trust
     Remarketed Reset FRN
     (Baa2, BBB)
     6.141% 04/09/98 .............................            310      308,837
                                                                   -----------
TELECOMMUNICATIONS -- 0.6%
   Cencall Communications Corp.
     Sr. Discount Notes (B2, CCC-)(DAGGER)(DAGGER)
     10.125% 01/15/04 ............................             15       14,550
   CS Wireless Systems, Inc.
     144A Sr. Discount Notes
     (Caa1, NR)(DAGGER)(DAGGER)
     11.375% 03/01/06 ............................             70       16,275
   Nextel Communications Inc.
     Sr. Discount Notes (B2, CCC+)(DAGGER)(DAGGER)
     9.75% 10/31/07 ..............................             45       28,013
   Rogers Cantel Inc.
     Yankee Sr. Secured
     Debentures (Ba3, BB+)
     9.375% 06/01/08 .............................             50       53,375
   TCI Communications Inc.
     Notes (Ba1, BBB-)
     6.340% 02/01/02 .............................             55       54,656
   Wireless One, Inc.
     Sr. Discount Notes (B3, B-)(DAGGER)(DAGGER)
     13.50% 08/01/06 .............................             45        7,538
                                                                   -----------
                                                                        174,407
                                                                   -----------
TRANSPORTATION -- 2.2%
   Norfolk Southern Corp.
     Bonds (Baa1, BBB+)
       7.900% 05/15/49 ...........................             20       22,800
     Notes (Baa1, BBB+)
       7.050% 05/01/37 ...........................             75       79,875

                                                             PAR
                                                            (000)       VALUE
                                                          --------   -----------
TRANSPORTATION (CONTINUED)
   Northwest Airlines,Inc.
     Gtd. Notes (Ba2, BB)
     7.625% 03/15/05 .............................   $        350   $  348,653
   US Air, Inc. Gtd.
     Sr. Notes (B3, CCC+)
     10.000% 07/01/03 ............................            175      185,281
                                                                   -----------
                                                                       636,609
                                                                   -----------
UTILITIES -- 3.8%
   Beaver Valley Funding Corp.
     Secured Lease Obligation Bonds
     (Ba3, BB-)
     9.000% 06/01/17 .............................            250      282,797
   Connecticut Light and Power Co.:
     First Mortgage Bonds, Series D
       (Ba2, BB)
       7.875% 10/01/24 ...........................             40       41,750
     First and Ref. Mortgage Bonds,
       1997 Series C (Ba2, BB)
       7.750% 06/01/02 ...........................             35       35,613
   Long Island Lighting Co.:
     Debentures (Ba3, BB+)
     9.000% 11/01/22 .............................            290      328,425
     8.900% 07/15/19 .............................             70       74,462
   Niagara Mohawk Power Corp.
     First Mortgage Bonds
     (Ba3, BB)
     8.750% 04/01/22 .............................            185      199,569
   North Atlantic Energy Corp.
     Secured First Mortgage Notes,
     Series A (B1, B+)
     9.050% 06/01/02 .............................            140      141,750
                                                                   -----------
                                                                     1,104,366
                                                                   -----------
   TOTAL CORPORATE BONDS
     (Cost $5,564,336) ...........................                   5,586,686
                                                                   -----------
MUNICIPAL BONDS -- 1.3%
   Municipal Electric Authority of
     Georgia Revenue Bonds
     Project One Sub-Series A
     (Aaa, AAA)
     5.000% 01/01/26 .............................            260      253,175
   New Jersey Economic
     Development Authority,
     Pension Fund Revenue Bonds,
     Series A (Aaa, AAA)
     7.425% 02/15/29 .............................            105      116,061
                                                                   -----------
   TOTAL MUNICIPAL BONDS
     (Cost $361,919)                                                   369,236
                                                                   -----------


                 See Accompanying Notes to Financial Statements.

                                                             PAR
                                                            (000)       VALUE
                                                          --------   -----------
ASSET BACKED SECURITIES -- 8.9%
   Advanta Credit Card Master Trust,
     Visa/MasterCard Credit Card
     Receivables, Series 1995-F,
     Class A2 (Aaa, AAA)(DAGGER)
     5.815% 08/01/03 .............................   $        490   $  490,637
   American Express Credit Account
     Master Trust,
     Credit Card Receivables,
     Series 1997-1, Class A
     (Aaa, AAA)
     6.400% 04/15/05 .............................            105      106,859
   California Infrastructure San Diego
     Gas & Electric Rate Reduction
     Series 1997-1 Class A7
     (Aaa, AAA)
     6.370% 12/25/09 .............................             50       50,687
   California Infrastructure San Diego
     Gas & Electric Rate Reduction
     Series 1997-3 Class A6
     (Aaa, AAA)
     6.310% 09/25/08 .............................             50       50,914
   Citibank Credit Card Master Trust I,
     Visa/MasterCard Credit Card
     Receivables, Series 1997-2
     Class A (Aaa, AAA)
     6.550% 02/15/02 .............................             45       45,828
   Discover Card Master Trust I,
     Credit Card Receivables
     Series 1998-2, Class A
     (Aaa, AAA)
     5.800% 03/15/01 .............................             55       54,768
   First USA Credit Card Master Trust,
     Visa/MasterCard Credit Card
     Receivables, Series 1997-6,
     Class A (Aaa, AAA)
     6.420% 03/17/05 .............................            115      116,827
   Fleetwood Credit Corp. Grantor
     Trust, RV Retail Installment Sale
     Contracts, Series 1997-B,
     Class A (Aaa, AAA)
     6.400% 09/15/13 .............................            246      248,168
   Green Tree Financial Corp.
     Manufactured Housing Retail
     Installment Sales Contracts,
     Series 1997-6, Class A3
     (Aaa, NR)
     6.320% 01/15/29 .............................            500      502,735
   Green Tree Recreational,
     Equipment and Consumer
     Trust Series 1997-C, Class A1
     (NR, NR)
     6.490% 05/15/13 .............................            247      251,052
   Mellon Bank Credit Card Master
     Trust Visa/MasterCard Credit
     Card Receivables Series 1995-A,
     Class A (Aaa, AAA)(DAGGER)
     5.815% 04/15/03 .............................            390      391,482

                                                             PAR
                                                            (000)       VALUE
                                                          --------   -----------
ASSET BACKED SECURITIES (CONTINUED)
   Sears Credit Account Master
     Trust II, Credit Card
     Receivables, Series 1997-1,
     Class A (Aaa, AAA)
     6.200% 07/16/07 .............................   $        105   $  106,276
   Standard Credit Card Master
     Trust, Visa/MasterCard Credit
     Card Receivables, Series 1994-4,
     Class A (Aaa, AAA)
     8.250% 11/07/03 .............................             85       91,072
   Toyota Auto Lease Trust,
     Automobile Receivables,
     Series 1997-A, Class A2
     (Aaa, AAA)
     6.350% 04/26/04 .............................            120      120,685
                                                                   -----------
   TOTAL ASSET BACKED
     SECURITIES
     (Cost $2,613,394) ...........................                   2,627,990
                                                                   -----------
COLLATERIZED MORTGAGED
BACKED SECURITIES -- 1.3%
   Asset Securitization Corp.:
     Series 1997-D5, Class A1C
       (Aaa, AAA)
       6.750% 02/14/41 ...........................             50       51,984
     Series 1997-D5, Class A1D
       (Aaa, AAA)
       6.850% 02/14/41 ...........................            180      188,296
   DLJ Commercial Mortgage
     Acceptance Corp.
     Series 1998-CF1, Class A1B
     (Aaa, AAA)
     6.410% 02/15/08 .............................            130      131,341
                                                                   -----------
   TOTAL COLLATERIZED
     MORTGAGED BACKED
     SECURITIES
     (Cost $364,815) .............................                     371,621
                                                                   -----------
AGENCY OBLIGATIONS -- 10.2%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 7.0%
  Various Pools:
    7.000% 12/01/09 ..............................            438      446,450
    6.500% 08/01/12 ..............................            605      610,672
    6.000% 01/01/13 ..............................            450      443,672
    8.500% 09/01/20 ..............................             71       73,864
    8.500% 07/01/21 ..............................            192      202,658
    8.500% 09/01/27 ..............................            277      292,130
                                                                   -----------
                                                                     2,069,446
                                                                   -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.2%
  Various Pools:
      8.500% 11/01/17 ............................             48       49,783
    6.500% 09/01/27 ..............................            890      881,378
                                                                   -----------
                                                                       931,161
                                                                   -----------
   TOTAL AGENCY
     OBLIGATIONS
     (Cost $3,000,243) ...........................                   3,000,607
                                                                   -----------

                 See Accompanying Notes to Financial Statements.

               BEA STRATEGIC GLOBAL FIXED INCOME FUND (CONCLUDED)

                                                             PAR
                                                            (000)       VALUE
                                                          --------   -----------
U.S. TREASURY OBLIGATIONS -- 5.4%
U.S. TREASURY NOTES -- 3.2%
      7.750% 11/30/99 ............................   $        915  $   947,756
                                                                   -----------
U.S. TREASURY BONDS -- 2.2%
      6.875% 08/15/25 ............................            570      636,696
                                                                   -----------
   TOTAL U.S. TREASURY
     OBLIGATIONS
     (Cost $1,588,575) ...........................                   1,584,452
                                                                   -----------
   TOTAL DOMESTIC BONDS
     (Cost $13,493,282) ..........................                  13,540,592
                                                                   -----------

SHORT TERM INVESTMENTS -- 10.6%
   BBH Grand Cayman
     U.S. Dollar Time Deposit
     5.125% 03/02/98 .............................          3,111    3,111,000
                                                                   -----------
   TOTAL SHORT TERM
     INVESTMENTS
     (Cost $3,111,000) ...........................                   3,111,000
                                                                   -----------
   TOTAL INVESTMENTS -- 109.4%
     (Cost $32,677,378) ..........................                  32,150,373
                                                                   -----------
   LIABILITIES IN EXCESS
     OF OTHER ASSETS -- (9.4%) ...................                  (2,750,871)
                                                                   -----------
   NET ASSETS (Applicable to
     1,953,447 BEA Institutional
     Shares) -- 100.0% ...........................                 $29,399,502
                                                                   -----------
   NET ASSET VALUE,
     OFFERING PRICE AND
     REDEMPTION PRICE PER
     BEA INSTITUTIONAL SHARE
     ($29,399,502 (DIVIDE) 1,953,447) ............                     $15.05
                                                                       ======


                                                                      VALUE
                                                                    ---------
 * Cost for Federal income tax purposes at February 28, 1998 is $32,684,079. The gross appreciation (depreciation) on a tax basis is as follows:
        Gross Appreciation .............................            $      --
        Gross Depreciation .............................             (533,706)
                                                                    ---------
        Net Depreciation ...............................            $(533,706)
                                                                    =========
   ** Certain conditions for public sale may exist.
  *** Non-income producing securities which are in default.
(DAGGER)Variable  rate  obligations  -- The  interest  shown  is the  rate as of
     February 28, 1998.
(DAGGER)(DAGGER)Step Bond -- The interest rate as of February 28, 1998 is 0% and will reset to interest rate shown at a future date. (DAGGER)(DAGGER)(DAGGER)Securities have no stated maturity date. (DAGGER)(DAGGER)(DAGGER)(DAGGER)Guaranteed by Grupo Sidek, S.A. de C.V.and Grupo
     Situr S.A. de C.V.
(a) With additional 750,000 rights attached, expiring 06.03/2006, with no market value.
The Moody's Investors Service, Inc. and Standard & Poor's Ratings Group ratings indicated are the most recent rating available at February 28, 1998 and are unaudited.

                             CURRENCY ABBREVIATIONS
AUD ......................................................... Australian Dollars
DEM ....................................................... German Deutschemarks
FF ............................................................... French Francs
GBP ...................................................... United Kingdom Pounds
JPY ............................................................... Japanese Yen
NLG ........................................................  Netherland Guilder
SEK .............................................................. Swedish Krona

                            INVESTMENT ABBREVIATIONS
FRB ......................................................... Floating Rate Bond
FRN ......................................................... Floating Rate Note

AT FEBRUARY 28, 1998, NET ASSETS CONSISTED OF:
                                                                      AMOUNT
                                                                    -----------
Capital Paid-In ...............................................     $30,146,467
Accumulated Net Investment Loss ...............................        (774,735)
Accumulated Net Realized Gain on
   Security and Foreign Exchange Transactions .................         733,950
Net Unrealized Depreciation on
   Investments and Other ......................................        (706,180)
--------------------------------------------------------------------------------
NET ASSETS ....................................................     $29,399,502
--------------------------------------------------------------------------------


                 See Accompanying Notes to Financial Statements.

                               BEA HIGH YIELD FUND
                           PORTFOLIO MANAGERS' LETTER

                                                                  March 12, 1998

Dear Shareholders:

We are pleased to report on the results of the BEA High Yield Fund (the "Fund") for the six months ended February 28, 1998 and discuss our investment strategy.

At February 28, 1998, the net asset value ("NAV") of the Fund's Institutional Class was $17.74, compared to an NAV of $17.08 on August 31, 1997. As a result, the Institutional Class' total return (assuming reinvestment of dividends) was 8.75%. By comparison, the Credit Suisse First Boston High Yield Index (the "Index") gained 6.21% during the same period.

The NAV of the Fund's Advisor Class was $17.74 on February 28, 1998, compared to an NAV of $17.08 on August 31, 1997. As a result, the Advisor Class' total return (assuming reinvestment of dividends) was 8.51%. By comparison, the Index gained 6.21% during the same period.

MARKET COMMENTARY
-----------------

The key dynamic in the U.S. fixed income markets in recent months was the effort by investors to grapple with the implications of the financial crisis occurring in Asia. Assumptions concerning such vital factors as global liquidity, sovereign risk and worldwide economic growth prospects were reassessed in light of the crisis and, ultimately, reflected in the marketplace via price adjustments. The presence of so much uncertainty resulted in a classic "flight to quality" in which high-caliber instruments like United States Treasury bonds and investment-grade corporate debt fared best, while prices of securities most dependent on growth prospects and liquidity conditions suffered the greatest declines.

One could reasonably expect that high yield debt would sell off in this type of environment. Such was not the case, however, as the sector actually benefited. Not only did high yield generate positive returns, but it also attracted substantial cash inflows from investors exiting the relatively riskier emerging debt markets.

The flight to quality additionally favored high yield by pushing down interest rates. The yield on the bellwether 30-year Treasury bond, for example, fell to 5.92% at February 28th from 6.60% at the end of 1996. With rates declining on one hand and higher-yielding emerging market debt selling off on the other, yield-hungry investors had few other places to go.

Overall, 1997 was a banner year for the high yield market. The Credit Suisse First Boston index's 12.6% return handily exceeded the 9.65% gained by the Lehman Brothers Aggregate Bond Index, a standard benchmark for the investment-grade sector. According to Chase Securities, new records were set in mutual fund inflows ($21.5 billion, up 35.2% from 1996), new issue volume ($125.5 billion, up 70.5%) and total market size ($452.3 billion, up 28.2%). The average yield for the overall high yield market fell to 9.31% from 9.47% on January 1, 1997.

PORTFOLIO REVIEW
----------------

The Fund's outperformance of the Index over the last six months was primarily attributable to our emphasis on individual security selection and sector weightings. Both of these fundamental elements of our strategy remain essentially unchanged.

The most prominent contributor to outperformance was telecommunications, which continues both as the Portfolio's most heavily weighted sector and its most heavily overweighted sector relative to the Index. Our near-doubling of the benchmark's telecom weighting enhanced performance by magnifying the beneficial impact of our telecom holdings' substantially higher returns. Other positive factors included our underweighting in energy, which sold off as oil prices declined; and our avoidance of certain poorly performing companies in the automobile sector.

We also note that events in Asia had little effect on the Fund. This was mainly because our three largest sector weightings (i.e., telecom, cable and media, gaming), which account for almost half of total assets, are almost exclusively focused on the domestic U.S. market. In addition, the Portfolio contains relatively low exposure to steel, paper and chemicals, which are the high yield market's cyclical industry groups most negatively affected by the Asian turmoil.

                               BEA HIGH YIELD FUND
                     PORTFOLIO MANAGERS' LETTER (CONTINUED)

OUTLOOK
-------

In our view, the two drivers of a positive 1998 outlook for the high yield market remain intact. These are the ongoing macroeconomic backdrop of moderate growth and stable-to-declining interest rates, as well as the vibrance of corporate merger and acquisitions activity.

We believe that a somewhat cautious investment stance in the near term is most appropriate, however, as we expect to see a higher level of volatility in the market over the coming months. In particular, we see the current decoupling of the stock and bond markets as a mixed blessing for high yield. Stock prices are currently surging to new highs, while bonds are treading water in response to fluctuating investor perceptions regarding the direction of interest rates. The relevance of trends in both markets for high yield suggests that achieving above-market returns should be more difficult than in 1997.

Our strategy will continue to include a preference for issues at the higher end of the high yield credit spectrum (i.e., single-B) and the retention of our largest sector allocations in telecommunications, cable and media, and gaming. Late in 1997, in fact, we raised exposure to these sectors even further because of their brighter prospects relative to those of cyclicals.

As developments occur that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA High Yield Management Team

Richard J. Lindquist, CFA, Executive Director
Misia K. Dudley, Senior Vice President
Marianne M. Rossi, CFA, Senior Vice President
Mary Ann Thomas, Senior Vice President
John M. Tobin, CFA, Senior Vice President

                               BEA HIGH YIELD FUND
                     PORTFOLIO MANAGERS' LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA HIGH YIELD INSTITUTIONAL CLASS AND THE CS FIRST BOSTON HIGH YIELD INDEX FROM INCEPTION 3/1/93 AND AT EACH QUARTER END.

[GRAPH OMITTED]
PLOT POINTS FOLLOW:

                                        BEA HIGH                CS FIRST BOSTON
                                       YIELD FUND                 HIGH YIELD
                                   INSTITUTIONAL CLASS               INDEX
03/01/1993                               10,000                     10,000
05/31/1993                               10,607                     10,419
08/31/1993                               11,294                     10,809
11/30/1993                               11,872                     11,209
02/28/1994                               12,128                     11,570
05/31/1994                               11,484                     11,143
08/31/1994                               11,539                     11,201
11/30/1994                               11,449                     11,123
02/28/1995                               10,961                     11,638
05/31/1995                               12,010                     12,370
08/31/1995                               12,439                     12,680
11/30/1995                               12,784                     13,029
02/29/1996                               13,665                     13,516
05/31/1996                               13,990                     13,662
08/31/1996                               13,984                     13,965
11/30/1996                               14,571                     14,547
02/28/1997                               15,190                     15,219
05/31/1997                               15,350                     15,488
08/31/1997                               16,105                     16,119
11/30/1997                               16,653                     16,553
02/28/1998                               17,514                     17,120


AVERAGE ANNUAL
TOTAL RETURN
One Year          15.30%
From Inception    11.87%


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA HIGH YIELD ADVISOR CLASS AND THE CS FIRST BOSTON HIGH YIELD INDEX FROM INCEPTION 11/1/96 AND AT EACH QUARTER END.

[GRAPH OMITTED]
PLOT POINTS FOLLOW:

                                        BEA HIGH                CS FIRST BOSTON
                                       YIELD FUND                 HIGH YIELD
                                      ADVISOR CLASS                  INDEX
11/30/1996                               10,000                     10,000
02/28/1997                               10,541                     10,625
05/31/1997                               10,646                     10,813
08/31/1997                               11,164                     11,253
11/30/1997                               11,523                     11,556
02/28/1998                               12,114                     11,952

AVERAGE ANNUAL
TOTAL RETURN
One Year          14.92%
From Inception    15.41%

Note: Past performance is not predictive of future performance.

                               BEA HIGH YIELD FUND
                              OF THE RBB FUND, INC.
                             STATEMENT OF NET ASSETS
                                FEBRUARY 28, 1998
                                   (UNAUDITED)

                                                             PAR
                                                            (000)       VALUE
                                                          ---------  -----------
CORPORATE BONDS -- 92.1%
AEROSPACE & DEFENSE -- 0.5%
   K&F Industries
     144A Sr. Sub. Notes (B3, B-)
     9.250% 10/15/07 .............................         $  500     $  530,000
                                                                      ----------
AUTOMOTIVE -- 3.6%
   Cambridge Industries, Inc.
     144A Gtd. Sr. Sub. Notes (B3, B-)
     10.250% 07/15/07 ............................            400        421,000
   Collins & Aikman Products Corp.
     Gtd. Sr. Sub. Notes (B3, B)
     11.500% 04/15/06 ............................            450        507,375
   Consorcio G Grupo Dina S.A./
     MCII Holdings (U.S.A.), Inc.
     144A Sr. Secured Notes
     (NR, NR)
     9.875% 11/15/02 .............................            500        450,625
   Delco Remy International, Inc.
     144A Gtd. Sr. Sub. Notes
     (B2, B-)
     10.625% 08/01/06 ............................            500        551,250
   Hayes Wheels International Inc.
     Sr. Sub. Notes, Series B
     (NR, NR)
     9.125% 07/15/07 .............................            350        371,875
   LDM Technologies, Inc.
     144A Sr. Sub. Notes (B3, B-)
     10.750% 01/05/07 ............................            400        444,000
   Oxford Automotive, Inc.
     144A Gtd. Sr. Sub. Notes
     (NR, B-)
     10.125% 06/15/07 ............................            300        321,000
   Safelite Glass Corp.
     144A Sr. Sub. Notes (B3, B)
     9.875% 12/15/06 .............................            350        372,750
   Titan Wheel International, Inc.
     Sr. Sub. Notes (B1, BB-)
     8.750% 04/01/07 .............................            250        262,812
                                                                      ----------
                                                                       3,702,687
                                                                      ----------
BROADCASTING -- 4.6%
   Allbritton Communications
     Company
       Sr. Sub. Notes (NR, NR)
         8.875% 02/01/08 .........................            250        252,500
       Sr. Sub. Notes Series B
         (B3, B-)****
         9.750% 11/30/07 .........................            250        264,375
   American Radio Systems Corp.
     Gtd. Sr. Sub. Notes (B2, B-)
     9.000% 02/01/06 .............................            250        267,500
   Australis Holdings PTY Ltd.
     144A Yankee Sr. Secured
     Discount Notes (B2, NR)(DAGGER)
     15.000% 11/01/02 ............................            294        147,000
   Australis Media Ltd.
     Yankee Gtd. Sr. Sub.
     Discount Notes (NR, NR)(DAGGER)
       15.75% 05/15/03 ...........................            908        272,371

                                                             PAR
                                                            (000)       VALUE
                                                          --------   -----------
BROADCASTING -- (CONTINUED)
   Capstar Broadcasting Partners, Inc.
     144A Sr. Discount Notes
     (NR, NR)(DAGGER)
     12.750% 02/01/09 ............................         $  500     $  371,250
   Chancellor Radio Broadcasting Co.
     Sr. Sub. Notes (B2, B-)
     9.375% 10/01/04 .............................            250        260,937
   EchoStar Communications Corp.
     Gtd. Sr. Discount Notes (B2, B)(DAGGER)
     12.875% 06/01/04 ............................            350        330,750
   Granite Broadcasting Corp.
     Sr. Sub. Notes (B3, B-)
     9.375% 12/01/05 .............................            450        465,750
   Jacor Communications Co.
     Sr. Sub. Notes (B2, B)
     9.750% 12/15/06 .............................            250        275,000
   Pegasus Communications Corp.
     Sr. Notes, Series B (B3, B-)
     9.625% 10/15/05 .............................            500        522,500
   Sinclair Broadcast Group
     Sr. Sub. Notes (B2, B)
     10.000% 09/30/05 ............................            250        264,375
   Spanish Broadcasting System, Inc.
     144A Sr. Notes (NR, NR)
     11.000% 03/15/04 ............................            300        331,500
   United International Holdings, Inc.
     144A Sr. Secured Discount
     Notes (B3, B)(DAGGER)
     10.750% 02/15/08 ............................            600        364,500
   Young Broadcasting, Inc.
     Gtd. Sr. Sub. Notes,
     Series B (B2, B)
     9.000% 01/15/06 .............................            250        260,625
                                                                      ----------
                                                                       4,650,933
                                                                      ----------
BUSINESS SERVICES -- 1.0%
   Employee Solutions, Inc.
     144A Gtd. Sr. Notes (B1, B+)
     10.000% 10/15/04 ............................            500        485,625
   Iron Mountain, Inc.
     144A Sr. Notes (B3, B-)
     8.750% 09/30/09 .............................            500        521,250
                                                                      ----------
                                                                       1,006,875
                                                                      ----------
CABLE -- 10.9%
   Adelphia Communications Corp.
     Sr. Notes, Series B (NR, NR)
     10.500% 07/15/04 ............................            400        442,000
   Cablevision Systems Corp.
     Sr. Sub. Debentures (B2, B)
     9.875% 02/15/13 .............................            500        555,000
   Century Communications Corp.
     Sr. Discount Notes (Ba3, BB-)
     0.000% 01/15/08 .............................          1,000        435,000
   Charter Communications
     Southeast, L.P.
     Sr. Notes Series B (B3, B)
     11.250% 03/15/06 ............................            900      1,003,500


                 See Accompanying Notes to Financial Statements.

                                                            PAR
                                                           (000)        VALUE
                                                         ---------   -----------
CABLE -- (CONTINUED)
   Comcast U.K. Cable Partners Ltd.,
     Yankee Sr. Debentures (B2, B)(DAGGER)
     11.200% 11/15/07 ..........................          $  750     $   616,875
   Diamond Cable Communications
     PLC Sr. Discount Notes (B3, B-)
     11.750% 12/15/05 ..........................           1,000         767,500
   DIVA Systems Corp.
     Units (NR, NR)
     13.000% 05/15/06 ..........................           2,250       2,435,625
   Falcon Holding Group L.P.
     Sr. Sub. PIK Notes (NR, NR)
       11.000% 09/15/03 ........................             508         566,855
   Helicon Group L.P.
     Sr. Secured Notes,
     Series B (B1, B)
     11.000% 11/01/03 ..........................             500         538,750
   International CableTel, Inc.
     Sr. Deferred Coupon Notes,
     Series A (B3, B)(DAGGER)
     11.000% 04/15/05 ..........................             750         645,000
   James Cable Partners, L.P./
     James Cable Finance Corp.
       144A Sr. Notes (NR, NR)
         10.750% 08/15/04 ......................             250         268,750
       Sr. Notes Series B (NR, B+)
         10.750% 08/15/04 ......................             200         215,000
   Lenfest Communications, Inc.
     Sr. Notes (Ba3, BB+)
     8.375% 11/01/05 ...........................             300         312,000
   Marcus Cable L.P.
     Sr. Discount Notes (B3, B)(DAGGER)
     14.250% 12/15/05 ..........................             650         580,937
   Northland Cable Television Inc.
     144A Gtd. Sr. Sub. Notes (B3, B-)
     10.250% 11/15/07 ..........................             600         643,500
   Rifkin Acquisition Partners L.P.
     Sr. Sub. Notes (B3, NR)
     11.125% 01/15/06 ..........................             500         555,000
   Rogers Communications, Inc.
     Yankee Sr. Notes (B2, BB-)
     9.125% 01/15/06 ...........................             550         559,625
                                                                     -----------
                                                                      11,140,917
                                                                     -----------
CHEMICALS -- 2.7%
   Climachem Inc.
     144A Gtd. Sr. Notes (B3, B)
     10.750% 12/01/07 ..........................             500         526,250
   Freedom Chemical Company
     Sr. Sub. Notes (B3, B-)
     10.625% 10/15/06 ..........................             500         587,500
   Harris Chemical North America
     Sr. Secured Debentures (B2, B+)
     10.250% 07/15/01 ..........................             400         421,500

                                                            PAR
                                                           (000)        VALUE
                                                         ---------   -----------
CHEMICALS -- (CONTINUED)
   PCI Chemicals Canada Inc.
     144A Gtd. Sr. Secured Notes,
     Series B (B2, B+)
     9.250% 10/15/07 .............................         $  250     $  252,500
   Radnor Holdings, Inc.
     Sr. Notes, Series B (B2, BB-)
     10.000% 12/01/03 ............................            500        527,500
   Sterling Chemical Holdings, Inc.
     Sr. Discount Notes (Caa, B+)(DAGGER)
     13.500% 08/15/08 ............................            700        442,750
                                                                      ----------
                                                                       2,758,000
                                                                      ----------
COMPUTERS, SOFTWARE & SERVICES -- 0.7%
   Advanced Micro Devices, Inc.
     Sr. Secured Notes (Ba1, BB-)
     11.000% 08/01/03 ............................            250        270,625
   Verio, Inc. 144A Units (NR, NR)
     13.500% 06/15/04 ............................            350        456,750
                                                                      ----------
                                                                         727,375
                                                                      ----------
CONSTRUCTION & BUILDING MATERIALS -- 2.8%
   Collins & Aikman Floorcoverings, Inc.
     Sr. Sub. Notes, Series B (B3, B-)
     10.000% 01/15/07 ............................            250        265,000
   Koppers Industries, Inc.
     144A Sr. Notes (B2, B-)
     9.875% 12/01/07 .............................            500        527,500
   Omega Cabinets, Ltd.
     144A Gtd. Sr. Sub. Notes
       (NR, NR)
       10.500% 06/15/07 ..........................            300        318,000
     Sr. Sub. Notes (NR, NR)
       10.500% 06/15/07 ..........................            100        106,000
   Southdown, Inc.
     144A Sr. Sub. Notes (B1, B+)
     10.000% 03/01/06 ............................            500        553,750
   Uniforet, Inc.
     Yankee Gtd. Sr. Notes (B2, B+)
     11.125% 10/15/06 ............................            500        490,000
   Waxman Industries, Inc.
     Sr. Notes, Series B
     (Caa1, CCC+)(DAGGER)
     12.750% 06/01/04 ............................            600        549,000
                                                                      ----------
                                                                       2,809,250
                                                                      ----------
CONSUMER PRODUCTS & SERVICE -- 2.0%
   Coinstar, Inc.
     Sr. Discount Notes (NR, NR)(DAGGER)
     13.000% 10/01/06 ............................            525        409,500
   Holmes Products Corp.
     144A Gtd. Sr. Sub. Notes (B3, B-)
     9.875% 11/15/07 .............................            500        521,250
   Hosiery Corp. of America, Inc.
     Sr. Sub. Notes (B3, B-)
     13.750% 08/01/02 ............................            400        441,000
   Renaissance Cosmetics, Inc.
     Sr. Notes (B3, B-)
     11.750% 02/15/04 ............................            250        137,500


                 See Accompanying Notes to Financial Statements.

                                                            PAR
                                                           (000)        VALUE
                                                         ---------   -----------
CONSUMER PRODUCTS & SERVICE -- (CONTINUED)
   Signature Brands USA, Inc.
     Sr. Sub. Notes (B3, B-)
     13.000% 08/15/02 ............................        $   250     $  268,750
   Werner Holdings Co. Inc.
     144A Sr. Sub. Notes (B2, B-)
     10.000% 11/15/07 ............................            250        265,000
                                                                      ----------
                                                                       2,043,000
                                                                      ----------
ELECTRONICS -- 1.7%
   Ampex Corp.
     144A Sr. Notes (NR, NR)
     12.000% 03/15/03 ............................            500        500,000
   Elgar Holdings, Inc.
     144A Gtd. Sr. Notes (NR, NR)
     9.875% 02/01/08 .............................            500        507,500
   Unisys Corporation
     Sr. Notes, Series B (B1, B+)
     12.000% 04/15/03 ............................            400        458,000
   Zilog, Inc.
     144A Gtd. Sr. Secured Notes
     (B2, B)
     9.500% 03/01/05 .............................            300        300,750
                                                                      ----------
                                                                       1,766,250
                                                                      ----------
ENERGY -- 3.7%
   Bellwether Exploration Company
     Gtd. Sr. Sub. Notes (B3, B-)
     10.875% 04/01/07 ............................            250        270,000
   Cliffs Drilling Company
     Gtd. Sr. Notes, Series B (B1, B)
     10.250% 05/15/03 ............................            350        384,125
   Dailey International Inc.
     144A Gtd. Sr. Notes (B2, B)
     9.500% 02/15/08 .............................            400        406,000
   Forcenergy, Inc.
     Sr. Sub. Notes (B2, B)
     9.500% 11/01/06 .............................            250        265,625
   HS Resources Inc.
     144A Sr. Sub. Notes (B2, B)
     9.250% 11/15/06 .............................            400        409,500
   KCS Energy Inc.
     Gtd. Sr. Sub. Notes (B3, B-)
     8.875% 01/15/08 .............................            250        248,750
   Kelley Oil & Gas Corp.
     144A Sr. Sub. Notes (B3, B-)
     10.375% 10/15/06 ............................            400        421,000
   Nuevo Energy Company
     Sr. Sub. Notes (B1, B+)
     9.500% 04/15/06 .............................            250        270,000
   Plains Resources, Inc.
     Sr. Sub. Notes, Series B
     (B2, B-)****
     10.250% 03/15/06 ............................            250        270,625

                                                           PAR
                                                          (000)         VALUE
                                                        ---------    -----------
ENERGY -- (CONTINUED)
   Pride Petroleum Services, Inc.
     Sr. Notes (Ba3, BB-)
     9.375% 05/01/07 .........................           $  300       $  324,000
   Southwest Royalties, Inc.
     144A Gtd. Sr. Notes (B3, B)
     10.500% 10/15/04 ........................              300          276,750
   Wiser Oil Co.
     Gtd. Sr. Sub. Notes (B2, B-)
     9.500% 05/15/07 .........................              250          243,125
                                                                      ----------
                                                                       3,789,500
                                                                      ----------
ENTERTAINMENT -- 3.1%
   American Skiing Co.
     Sr. Sub. Notes, Series B
     (B3, CCC+)
     12.000% 07/15/06 ........................              400          449,000
   AMF Group, Inc.
     Gtd. Sr. Discount Notes,
       Series B (B2, B-)(DAGGER)
       12.250% 03/15/06 ......................              459          368,347
     Gtd. Sr. Discount Notes,
       10.875% 03/15/06 ......................              350          387,625
   Booth Creek Ski Holdings, Inc.
     Sr. Notes, Series B (Caa1, B-)
     12.500% 03/15/07 ........................              400          409,000
   Cobblestone Holdings, Inc.
     Sr. Notes, Series B (Caa1, B-)
     0.000% 06/01/04 .........................              750          381,562
   Hollywood Theaters, Inc.
     144A Gtd. Sr. Sub. Notes
     (B3, B-)
     10.625% 08/01/07 ........................              500          545,000
   KSL Recreation Group, Inc.
     144A Sr. Sub. Notes (B3, B-)
     10.250% 05/01/07 ........................              350          385,000
   Premier Parks, Inc.
     Gtd. Sr. Notes (B2, B+)
     9.750% 01/15/07 .........................              250          270,625
                                                                      ----------
                                                                       3,196,159
                                                                      ----------
FINANCIAL SERVICES -- 0.3%
   Fifth Mexican Acceptance Corp.
     144A Notes (NR, NR)**/****
     8.000% 12/15/98 .........................            1,040          258,700
                                                                      ----------
FOOD & BEVERAGE -- 2.5%
   AmeriServ Food Distribution, Inc.
     Gtd. Sr. Notes (B1, B+)
     8.875% 10/15/06 .........................              500          517,500
   Archibald Candy Corp.
     144A Gtd. Sr. Secured Notes
     (B2, NR)
     10.250% 07/01/04 ........................              300          315,000
   Delta Beverage Group, Inc.
     Sr. Notes (B2, B+)
     9.750% 12/15/03 .........................              250          262,500


                 See Accompanying Notes to Financial Statements.

                                                             PAR
                                                            (000)        VALUE
                                                          ---------   ----------
FOOD & BEVERAGE -- (CONTINUED)
   Eagle Family Foods, Inc.
     144A Gtd. Sr. Sub. Notes
     (B3, B-)
     8.750% 01/15/08 .............................         $  250     $  249,375
   Fleming Companies Inc.
     144A Gtd. Sr. Sub. Notes
     (B3, B+)
     10.500% 12/01/04 ............................            150        160,125
   Fresh Del Monte Produce N.V.
     Yankee Sr. Notes, Series B
     (Ba3, BB-)
     10.000% 05/01/03 ............................            284        299,620
   International Home Foods, Inc.
     Gtd. Sr. Sub. Notes (B2, B-)
     10.375% 11/01/06 ............................            250        279,375
   Premium Standard Farm Inc.
     Sr. Secured Notes (NR, NR)
     11.000% 09/17/03 ............................            450        490,500
                                                                      ----------
                                                                       2,573,995
                                                                      ----------
HEALTH CARE -- 1.9%
   Beverly Enterprises, Inc.
     Gtd. Sr. Notes (B1, B+)
     9.000% 02/15/06 .............................            300        316,500
   Integrated Health Services, Inc.
     144A Sr. Sub. Notes (B1, B)
     9.500% 09/15/07 .............................            250        264,375
   Mariner Health Group, Inc.
     Sr. Sub. Notes (B2, B)
     9.500% 04/01/06 .............................            250        264,375
   Paracelsus Healthcare Corp.
     Sr. Sub. Notes (B1, B)
     10.000% 08/15/06 ............................            250        261,875
   Quest Diagnostic, Inc.
     Sr. Sub. Notes (B2, B+)
     10.750% 12/15/06 ............................            500        556,875
   Tenet Healthcare Corp.
     Sr. Sub. Notes (Ba3, B+)
     8.625% 01/15/07 .............................            250        260,937
                                                                      ----------
                                                                       1,924,937
                                                                      ----------
INDUSTRIAL GOODS & MATERIALS -- 2.3%
   Derlan Manufacturing, Inc.
     Yankee Sr. Notes (B3, B+)
     10.000% 01/15/07 ............................            250        263,750
   Golden Ocean Group Ltd.
     Units (NR, NR)
     10.000% 08/31/01 ............................            438        348,210
   Haynes International, Inc.
     Sr. Notes (B3, B-)
     11.625% 09/01/04 ............................            500        571,250
   International Utility Structures Inc.
     144A Sr. Sub. Notes (NR, NR)
     13.000% 02/01/08 ............................            350        362,250

                                                             PAR
                                                            (000)        VALUE
                                                          ---------   ----------
INDUSTRIAL GOODS & MATERIALS -- (CONTINUED)
   Jordan Industries Inc.
     144A Sr. Notes (B3, NR)
     10.375% 08/01/07 ............................         $  500     $  518,750
   Motors and Gears, Inc.
     Sr. Notes, Series D (B3, B)
     10.750% 11/15/06 ............................            250        273,125
                                                                      ----------
                                                                       2,337,335
                                                                      ----------
METALS & MINING -- 2.8%
   Anchor Lamina Inc./ Anchor
     Lamina America, Inc.
     144A Sr. Sub. Notes (B3, B-)
     9.875% 02/01/08 .............................            500        507,500
   Gulf States Steel, Inc.
     First Mortgage Notes (B1, B)
     13.500% 04/15/03 ............................            400        397,000
   Ivaco, Inc.
     Yankee Sr. Notes (B1, B+)
     11.500% 09/15/05 ............................            250        274,375
   Metallurg Inc.
     144A Gtd. Sr. Notes (B3, B-)
     11.000% 12/01/07 ............................            500        523,750
   NS Group, Inc.
     Sr. Secured Notes (B3, B-)
     13.500% 07/15/03 ............................            240        280,200
   Renco Steel Holdings, Inc.
     144A Sr. Secured Notes
     (NR, NR)
     10.875% 02/01/05 ............................            500        510,000
   Weirton Steel Corporation
     Sr. Notes (B2, B)
     11.375% 07/01/04 ............................            350        378,875
                                                                      ----------
                                                                       2,871,700
                                                                      ----------
OFFICE EQUIPMENT & SUPPLIES -- 0.4%
   Knoll, Inc. Sr. Sub. Notes
     (B3, B+)****
     10.875% 03/15/06 ............................            325        370,500
                                                                      ----------
PACKAGING & CONTAINERS -- 1.6%
   BPC Holding Corporation
     Sr. Secured Notes, Series B
     (Caa3, NR)****
     12.500% 06/15/06 ............................            500        550,000
   Crown Packaging Enterprises Ltd.
     Sr. Secured Discount Notes
     (Ca, NR)****/(DAGGER)
     14.000% 08/01/06 ............................            775         19,375
   Four M Corp.
     Sr. Secured Notes
     Series B (B2, B)
     12.000% 06/01/06 ............................            250        265,625
   Plastic Containers, Inc.
     144A Sr. Secured Notes
     (B1, B+)
     10.000% 12/15/06 ............................            500        558,750


                 See Accompanying Notes to Financial Statements.

                                                            PAR
                                                           (000)         VALUE
                                                         ---------    ----------
PACKAGING & CONTAINERS -- (CONTINUED)
   Stone Container Finance Co.
     Gtd. Sr. Notes (B1, B+)
     11.500% 08/15/06 ............................        $   250     $  263,437
                                                                      ----------
                                                                       1,657,187
                                                                      ----------
PAPER & FOREST PRODUCTS -- 2.2%
   Ainsworth Lumber Co. Ltd.
     144A Yankee Sr. Secured
     PIK Notes (B3, B)
     12.500% 07/15/07 ............................            300        303,375
   Bear Island Paper Company L.L.C./
     Bear Island Finance Company II
     144A Sr. Secured Notes (B2, B)
     10.000% 12/01/07 ............................            400        409,000
   Crown Paper Co. Sr. Sub. Notes
     (B3, B)
     11.000% 09/01/05 ............................            400        422,000
   MAXXAM Group Holdings, Inc.
     144A Sr. Secured Notes,
     Series B (NR, NR)
     12.000% 08/01/03 ............................            400        442,000
   Printpack, Inc.
     144A Sr. Sub. Notes (B3, B+)
     10.625% 08/15/06 ............................            350        379,750
   Specialty Paperboard, Inc.
     144A Sr. Notes (B1, BB-)
     9.375% 10/15/06 .............................            250        260,938
                                                                      ----------
                                                                       2,217,063
                                                                      ----------
PUBLISHING & INFORMATION SERVICES -- 2.4%
   Gray Communications Systems
     Gtd. Sr. Sub. Notes (B3, B-)
     10.625% 10/01/06 ............................            200        219,000
   Hollinger International
     Publishing Inc.
     Sr. Sub. Notes (B1, BB-)
     9.250% 03/15/07 .............................            250        269,375
   InterAct Systems Inc.
     144A Sr. Discount Notes
     (NR, NR)(DAGGER)
     14.000% 08/01/03 ............................            700        278,250
   Liberty Group Publishing, Inc.
     144A Sr. Discount Debentures
     (Caa1, CCC+)
     11.625% 02/01/09 ............................            300        183,750
   Mentus Media Corp.
     144A Units (NR, NR)
     12.125% 02/01/03 ............................            500        501,250
   Nebraska Book Company, Inc.
     144A Sr. Sub. Notes (B3, B-)
     8.750% 02/15/08 .............................            250        251,250

                                                            PAR
                                                           (000)        VALUE
                                                         ---------   -----------
PUBLISHING & INFORMATION SERVICES -- (CONTINUED)
   Sun Media Corp.
     144A Yankee Sr. Sub.
       Notes (B3, B-)
       9.500% 02/15/07 .............................       $   300    $  327,000
     Yankee Sr. Sub. Notes (B3, B-)
       9.500% 05/15/07 .............................           100       109,000
   Universal Outdoor, Inc.
     Sr. Sub. Notes, Series B (B1, B)
     9.750% 10/15/06 ...............................           250       281,875
                                                                      ----------
                                                                       2,420,750
                                                                      ----------
REAL ESTATE -- 0.3%
   HMH Properties, Inc.
     Series B (NR, NR)
     8.875% 07/15/07 ...............................           250       265,938
                                                                      ----------
RESTAURANTS, HOTELS & GAMING -- 8.3%
   American Restaurant Group Inc.,
     144A Sr. Notes (B3, B)
     11.500% 02/15/03 ..............................           500       505,000
   AmeriKing, Inc.
     Gtd. Sr. Notes (B3, B-)
     10.750% 12/01/06 ..............................           400       426,000
   Ameristar Casinos, Inc.
     144A Gtd. Sr. Sub. Notes
     (NR, NR)
     10.500% 08/01/04 ..............................           500       526,250
   CapStar Hotel Company
     144A Sr. Sub. Notes (B1, B)
     8.750% 08/15/07 ...............................           250       260,625
   Casino America, Inc.
     Gtd. Sr. Notes (B1, B)
     12.500% 08/01/03 ..............................           500       555,000
   Casino Magic of Louisiana Corp.
     First Mortgage Notes (B3, B-)
     13.000% 08/15/03 ..............................           600       693,000
   Coast Hotels and Casinos, Inc.
     Gtd. First Mortgage Notes,
     Series B (B3, B)****
     13.000% 12/15/02 ..............................           350       403,375
   Friendly Ice Cream Corp.
     Gtd. Sr. Notes (B1, B)
     10.500% 12/01/07 ..............................           250       263,750
   Grand Casinos, Inc.
     Sr. Notes, Series B (B2, B+)
     9.000% 10/15/04 ...............................           250       261,875
   Horseshoe Gaming L.L.C.
     144A Sr. Sub. Notes, Series B
     (B3, B)
     9.375% 06/15/07 ...............................           500       539,375
   Mohegan Tribal Gaming Authority
     Sr. Secured Notes, Series B
     (Ba1, BB+)****
     13.500% 11/15/02 ..............................           400       517,000


                 See Accompanying Notes to Financial Statements.

                                                           PAR
                                                          (000)         VALUE
                                                        ---------    -----------
RESTAURANTS, HOTELS & GAMING -- (CONTINUED)
   Mrs. Fields Original Cookies Co.
     144A Gtd. Sr. Notes (B2, B+)
     10.125% 12/01/04 ............................        $   350     $  353,500
   Players International, Inc.
     Gtd. Sr. Notes (Ba3, BB)
     10.875% 04/15/05 ............................            250        273,125
   Prime Hospitality Corp.
     Secured First Mortgage Notes
     (Ba3, BB)
     9.250% 01/15/06 .............................            250        266,250
   Red Roof Inns, Inc.
     Sr. Exchange Notes (B2, B)
     9.625% 12/15/03 .............................            250        257,500
   Showboat Inc.
     First Mortgage Bonds (Ba3, BB-)
     9.250% 05/01/08 .............................            250        270,625
   Showboat Marina Casino Partnership
     First Mortgage Notes,
     Series B (B2, B)
     13.500% 03/15/03 ............................            450        536,625
   Sun International Hotels
     Gtd. Sr. Sub. Notes (Ba3, B+)
     9.000% 03/15/07 .............................            400        424,000
   The Majestic Star Casino L.L.C.
     Sr. Secured Notes (B2, B)****
     12.750% 05/15/03 ............................            500        540,000
   Waterford Gaming L.L.C./
     Waterford Gaming Finance Corp.
     144A Sr. Notes (NR, NR)
     12.750% 11/15/03 ............................            473        522,074
                                                                      ----------
                                                                       8,394,949
                                                                      ----------
RETAIL TRADE -- 1.5%
   County Seat Stores, Inc.
     144A Units (NR, NR)
     12.750% 11/01/04 ............................            500        507,500
   Jitney-Jungle Stores of America, Inc.
     Gtd. Sr. Notes (B2, B)
     12.000% 03/01/06 ............................            250        283,750
   K Mart Corp. Debentures
     (Ba3, B+)
     7.750% 10/01/12 .............................            500        496,250
   Pantry, Inc.
     Sr. Sub. Notes (B3, B-)
     10.250% 10/15/07 ............................            250        261,250
                                                                      ----------
                                                                       1,548,750
                                                                      ----------
TELECOMMUNICATIONS -- 24.2%
   Advanced Radio
     Telecommunications Corp.
     Sr. Notes (Caa2, CCC+)
     14.000% 02/15/07 ............................            500        523,750
   American Communication
     Services, Inc.
     Sr. Discount Notes
     (NR, NR)****/(DAGGER)
     13.000% 11/01/05 ............................          1,100        943,250

                                                             PAR
                                                            (000)        VALUE
                                                          ---------   ----------
TELECOMMUNICATIONS -- (CONTINUED)
   Brooks Fiber Properties, Inc.
     Sr. Notes (NR, NR)
     10.000% 06/01/07 ............................        $   250     $  289,375
     Sr. Discount Notes
     (NR, NR)****/(DAGGER)
     11.875% 03/01/06 ............................            500        426,250
   Clearnet Communications, Inc.
     Sr. Discount Notes (B3, NR)(DAGGER)
     14.750% 12/15/05 ............................            500        403,750
   Comcast Cellular Corp.
     144A Sr. Notes (Ba3, BB+)
     9.500% 05/01/07 .............................            400        422,000
   DTI Holdings, Inc.
     144A Units (NR, NR)(DAGGER)
     12.500% 03/01/08 ............................            600        327,000
   Dobson Communications Corp.
     Sr. Notes (NR, NR)
     11.750% 04/15/07 ............................            200        218,500
   Focal Communications Corp.,
     144A Sr. Discount Notes
     (NR, NR)
     12.125% 02/15/08 ............................            750        409,688
   GST Equipment Funding
     144A Sr. Notes (NR, NR)
     13.250% 05/01/07 ............................            250        296,250
   GST USA, Inc.
     Gtd. Sr. Discount Notes
     (NR, NR)(DAGGER)
     13.875% 12/15/05 ............................            500        404,375
   Geotek Communications, Inc.
     Conv. Sr. Sub. Notes
     (Caa2, NR)****
     12.000% 02/15/01 ............................          1,000        750,000
   Globalstar, L.P./ Globalstar
     Capital Corp.
     Sr. Notes (B3, B)
       10.750% 11/01/04 ..........................            100        100,500
     144A Units (B3, B)
       11.375% 02/15/04 ..........................            200        207,000
   Hermes Europe Railtel B.V.
     144A Sr. Notes (NR, B)
     11.500% 08/15/07 ............................            250        280,625
   Hyperion Telecommunications, Inc.
     Sr. Discount Notes, Series B
       (NR, NR)(DAGGER)
       13.000% 04/15/03 ..........................            500        374,375
     Sr.Notes Series B (B3, B)
       12.250% 09/01/04 ..........................            250        284,375
   ICG Services Inc.
     144A Sr. Discount Notes
     (NR, NR)(DAGGER)
     10.000% 02/15/08 ............................            800        476,000
   Intelcom Group (U.S.A.), Inc.
     Gtd. Sr. Exchangeable
     Discount Notes (NR, NR)(DAGGER)
     12.500% 05/01/06 ............................          1,000        781,250


                 See Accompanying Notes to Financial Statements.

                                                             PAR
                                                            (000)        VALUE
                                                          ---------   ----------
TELECOMMUNICATIONS -- (CONTINUED)
   Intermedia Communications, Inc.
     144A Sr. Discount Notes
     (B2, NR)(DAGGER)
     11.250% 07/15/07 ..............................       $   500      $368,750
   Iridium L.L.C./Iridium Capital Corp.
     144A Sr. Notes (B3, B-)
     11.250% 07/15/05 ..............................           600       615,000
   ITC DeltaCom Inc.
     144A Sr. Notes (B3, B)
     11.000% 06/01/07 ..............................           250       282,500
   IXC Communications Inc.
     Sr. Secured Notes, Series B
     (B3, B)
     12.500% 10/01/05 ..............................           500       580,000
   Jordan Telecommunication
     Products, Inc.
     144A Sr. Discount Notes
     (NR, NR)
     11.750% 08/01/07 ..............................           400       339,000
   KMC Telecom Holdings Inc.
     144A Units (NR, NR)
     12.500% 02/15/08 ..............................           500       285,000
   McCaw International Ltd.
     144A Units (NR, NR)(DAGGER)
     13.000% 04/15/07 ..............................           500       330,000
   McleodUSA, Inc.
     144A Sr. Notes (B2, B+)
       9.250% 07/15/07 .............................           300       324,750
     Sr. Discount Notes (B2, B+)(DAGGER)
       10.500% 03/01/07 ............................           500       377,500
   MetroNet Communications Corp.
     144A Yankee Sr. Discount
       Notes (NR, NR)
       10.750% 11/01/07 ............................           400       263,500
     Yankee Units (NR, NR)
       12.000% 08/15/07 ............................           400       464,000
   Microcell Telecommunications, Inc.
     Yankee Sr. Discount Notes,
     Series B (NR, NR)
     14.000% 06/01/06 ..............................           500       351,875
   NEXTLINK Communications, Inc.
     Sr. Notes (NR, NR)
     12.500% 04/15/06 ..............................           250       288,125
   Nextel Communications, Inc.
     Sr. Discount Notes (B3, CCC-)(DAGGER)
     9.750% 08/15/04 ...............................           900       861,750
   Orbital Imaging Corp.,
     144A Units (NR, NR)
     11.625% 03/01/05 ..............................           500       512,500
   Orion Network Systems, Inc.
     Units (B2, B)
     11.250% 01/15/07 ..............................           300       351,000
   Pagemart Nationwide, Inc.
     Sr. Discount Notes (NR, NR)(DAGGER)
     15.000% 02/01/05 ..............................           750       660,000

                                                            PAR
                                                           (000)        VALUE
                                                         ---------   -----------
TELECOMMUNICATIONS -- (CONTINUED)
   People's Telephone Co., Inc.
     Sr. Notes (B2, B-)
     12.250% 07/15/02 ............................        $   450     $  479,250
   Petersburg Long Distance, Inc.
     144A Units (NR, NR)****/(DAGGER)
       14.000% 06/01/04 ..........................          1,010      1,010,000
     144A Conv. Sub. Notes
       (NR, NR)****
       9.000% 06/01/06 ...........................            230        230,000
   Price Communications Corp./
     Price Communications Cellular
     Holdings, Inc.
     Units (NR, NR)(DAGGER)
     13.500% 08/01/07 ............................            800        532,000
   Price Communications Wireless, Inc.
     144A Sr. Sub. Notes (B3, NR)
     11.750% 07/15/07 ............................            250        275,625
   PriCellular Wireless Corp.
     Sr. Sub. Discount Notes
     (B3, CCC+)(DAGGER)
     12.250% 10/01/03 ............................            250        257,500
   Qwest Communications
     International, Inc.
     Sr. Notes, Series B (B2, B+)
       10.875% 04/01/07 ..........................            350        403,375
     Sr. Discount Notes (B2, B+)
       9.470% 10/15/07 ...........................            750        525,000
   RCN Corp.
     144A Sr. Notes (B3, NR)
       10.000% 10/15/07 ..........................            400        424,000
     144A Sr. Discount Notes
       (B3, NR)(DAGGER)
       9.800% 02/15/08 ...........................            400        245,500
   Sprint Spectrum L.P./Sprint
     Spectrum Finance Corp.
     Sr. Notes (B2, B+)
     11.000% 08/15/06 ............................            500        576,250
   TCI Satellite Entertainment, Inc.
     144A Sr. Sub. Notes (B3, B-)
       10.875% 02/15/07 ..........................            450        481,500
     144A Sr. Sub. Discount Notes
       (B3, B-)(DAGGER)
       12.250% 02/15/07 ..........................            300        210,000
   Teleport Communications
     Group, Inc.
     Sr. Discount Notes (B1, B)(DAGGER)
       11.125% 07/01/07 ..........................            500        431,875
     Sr. Notes (B1, B)
       9.875% 07/01/06 ...........................            300        347,250
   Telesystem International
     Wireless Inc.
     Sr. Discount Notes (NR, NR)
     10.500% 06/30/07 ............................            500        340,000
   Telewest Communications
     Group Plc Yankee
     Sr. Discount Debentures (B1, BB)(DAGGER)
     11.000% 10/01/07 ............................            800        646,000

                 See Accompanying Notes to Financial Statements.

                                                            PAR
                                                           (000)         VALUE
                                                         ---------     ---------
TELECOMMUNICATIONS -- (CONTINUED)
   Teligent Inc.
     Sr. Notes (Caa1, CCC)
     11.500% 12/01/07 ..............................      $   500    $   517,500
   UNIFI Communications, Inc.
     144A Units (NR, NR)
     14.000% 03/01/04 ..............................          500        390,000
   Vanguard Cellular Systems, Inc.
     Sr. Debentures (B1, B+)
     9.375% 04/15/06 ...............................          250        261,875
   WinStar Communications, Inc.
     Sr. Discount Notes
     (Caa1, CCC+)(DAGGER)
     14.000% 10/15/05 ..............................        1,000        821,250
                                                                     -----------
                                                                      24,579,313
                                                                     -----------
TEXTILES & APPAREL -- 1.5%
   Maxim Group, Inc.
     Gtd. Sr. Sub. Notes,
     Series B (B2, B)
     9.250% 10/15/07 ...............................          500        506,250
   William Carter Company
     Sr. Sub. Notes, Series A
     (B3, B-)
     10.375% 12/01/06                                         450        482,063
   Worldtex Inc.
     144A Sr. Notes (B1, B+)
     9.625% 12/15/07 ...............................          500        521,250
                                                                     -----------
                                                                       1,509,563
                                                                     -----------
TRANSPORTATION -- 2.1%
   AirTran Airlines, Inc.
     Secured Notes (NR, NR)
     10.500% 04/15/01 ..............................          250        241,250
   Atlantic Express Transportation
     Corp.
     144A Gtd. Sr. Secured Notes
     (B2, B)
     10.750% 02/01/04 ..............................          250        269,375
   Kitty Hawk, Inc.
     144A Sr. Notes (B1, B+)
     9.950% 11/15/04 ...............................          250        262,500
   Pegasus Shipping Hellas Co.
     144A Gtd. Sr. Mortgage Notes
     (Caa1, B)
     11.875% 11/15/04 ..............................          500        505,000
   Trans World Airlines, Inc.
     144A Sr. Notes (NR, NR)
     11.375% 03/01/06 ..............................          500        504,375
   US Air, Inc.
     Sr. Notes (B3, CCC+)
     10.000% 07/01/03 ..............................          350        370,563
                                                                     -----------
                                                                       2,153,063
                                                                     -----------

                                                            PAR
                                                           (000)         VALUE
                                                         ---------     ---------
WASTE MANAGEMENT -- 0.5%
   Allied Waste North America
     Gtd. Sr. Sub. Notes (B3, B+)
     10.250% 12/01/06 ..............................      $   450    $   502,875
                                                                     -----------
   TOTAL CORPORATE BONDS
     (Cost $87,775,291) ............................                  93,707,564
                                                                     -----------

ASSET BACKED SECURITIES -- 0.7%
   Airplanes Pass Through Trust
     Series 1, Class D (Ba2, BB)
     10.875% 03/15/19 ..............................          600        676,639
                                                                     -----------
   TOTAL ASSET BACKED
     SECURITIES
     (Cost $600,000) ...............................                     676,639
                                                                     -----------

                                                          SHARES
                                                         ---------
RIGHTS / WARRANTS*** -- 0.8%
CHEMICALS -- 0.2%
   Uniroyal Technology Corp. .......................       43,500        201,191
                                                                      ----------
CONSTRUCTION & BUILDING MATERIALS -- 0.0%
   Capital Pacific Holdings
     Group, Inc. ...................................       12,640          9,480
                                                                      ----------
CONSUMER PRODUCTS & SERVICES -- 0.3%
   Coinstar, Inc. ..................................        3,671        286,338
   Renaissance Cosmetics, Inc. .....................          500              5
                                                                      ----------
                                                                         286,343
                                                                      ----------
TELECOMMUNICATIONS -- 0.3%
   Advanced Radio
     Telecommunications Corp. ......................        7,500        115,050
   American Communication
     Services, Inc. ................................        1,500        154,500
   Ampex Corp. 144A ................................       17,000         21,250
   Globalstar, L.P. ................................          200         25,000
   Mccaw International Ltd. ........................          500          2,000
   MetroNet Communications Corp. ...................          400            800
   Microcell Telecommunications, Inc. ..............        1,600             16
   Microcell Telecommunications, Inc. ..............        1,600         19,744
   Orion Network Systems, Inc. .....................          300          3,600
   Price Communications Corp. ......................        2,752         24,768
   UNIFI Communications, Inc. ......................          500              5
                                                                      ----------
                                                                         366,733
                                                                      ----------
   TOTAL RIGHTS / WARRANTS
     (Cost $234,080) ...............................                     863,747
                                                                      ----------


                 See Accompanying Notes to Financial Statements.

                         BEA HIGH YIELD FUND (CONCLUDED)

                                                          SHARES         VALUE
                                                        ----------     ---------
COMMON STOCKS -- 0.0%
PACKAGING/CONTAINERS -- 0.0%
   Crown Packaging Enterprises,
     Ltd ...........................................      100,847     $    1,008
                                                                      ----------
TELECOMMUNICATIONS -- 0.0%
   Intermedia Communications, Inc. .................          141         10,769
                                                                      ----------
   TOTAL COMMON STOCKS
     (Cost $8,566) .................................                      11,777
                                                                      ----------

PREFERRED STOCKS -- 4.5%
AEROSPACE/DEFENSE -- 0.9%
   GPA Group plc
     7% Cum. Conv. Second
     Preference ....................................    1,750,000        962,500
                                                                      ----------
BROADCASTING -- 0.2%
   Source Media Inc.
     144A 13.50% Units .............................       10,000        247,500
                                                                      ----------
CABLE -- 0.1%
   DIVA Systems Corporation
     Series C ......................................        5,945         69,854
                                                                      ----------
CONSUMER PRODUCTS & SERVICES -- 0.1%
   Renaissance Cosmetics, Inc.
     14% Cumulative ................................          614         61,426
                                                                      ----------
PUBLISHING & INFORMATION SERVICES -- 0.2%
   Liberty Group Publishing, Inc.
     144A 14.75% Cum
     Exchangeable ..................................       10,000        252,500
                                                                      ----------
RESTAURANTS, HOTELS, AND GAMING -- 0.1%
   AmeriKing, Inc. 13.00% Cum
     Exchangeable ..................................        5,502        148,554
                                                                      ----------
RETAIL TRADE -- 0.3%
   Jitney-Jungle Stores of
     America, Inc.
     144A 15.00% Class A ...........................        1,750        273,000
                                                                      ----------
TELECOMMUNICATIONS -- 2.6%
   American Communication
     Services, Inc.
     12.75% Jr. Redeemable PIK .....................          825        974,085
   Hyperion Telecommunications, Inc.
     12.875% Sr. Exch.
     Redeemable, Series B ..........................          206        235,820
   Intermedia Communications Inc.
     144A 7.00% Jr. Convertible,
     Series E ......................................       20,000        652,400
   NEXTLINK Communications, Inc.
     144A 14% Cum
     Exchangeable PIK ..............................        6,886        428,709
   Nextel Communications, Inc.
     13.00% Exchangeable,
     Series D PIK ..................................          265        307,402
                                                                      ----------
                                                                       2,598,416
                                                                      ----------


                                                                        VALUE
                                                                      ----------
   TOTAL PREFERRED STOCKS
     (Cost $4,094,361) .............................                $  4,613,750
                                                                    ------------
   TOTAL INVESTMENTS -- 98.1%
     (Cost $92,712,298) ............................                  99,873,477
                                                                    ------------
   OTHER ASSETS IN EXCESS
     OF LIABILITIES -- 1.9% ........................                   1,891,557
                                                                    ------------
   NET ASSETS (Applicable to
     5,665,832 BEA Institutional
     Shares and 71,438 BEA
     Advisor Shares) -- 100.0% .....................                $101,765,034
                                                                    ------------
   NET ASSET VALUE,
     OFFERING PRICE AND
     REDEMPTION PRICE PER
     BEA INSTITUTIONAL SHARE
     ($100,497,948 (DIVIDE) 5,665,832) .............                      $17.74
                                                                          ======
   NET ASSET VALUE,
     OFFERING PRICE AND
     REDEMPTION PRICE PER
     BEA ADVISOR SHARE
     ($1,267,086 (DIVIDE) 71,438) ..................                      $17.74
                                                                          ======
    * Also cost for Federal income tax purposes at February 28, 1998. The gross appreciation (depreciation) on a tax basis is as follows:
        Gross Appreciation ...................................      $10,049,400
        Gross Depreciation ...................................       (2,888,221)
                                                                    -----------
        Net Appreciation .....................................      $ 7,161,179
                                                                    ===========
   ** Guaranteed by Grupo Sidek, S.A. de C.V. and Grupo Situr, S.A. de C.V.
  *** Non-income producing securities.
 **** Certain conditions for public sales may exist.
(DAGGER)Step  Bond -- The  interest  rate as of February 28, 1998 is 0% and will reset to interest rate shown at a future date.
The Moody's Investors Service, Inc. and Standard & Poor's Ratings Group ratings indicated are the most recent rating available at February 28, 1998 and are unaudited.

                            INVESTMENT ABBREVIATIONS
PIK ...............................................................  Pay In Kind


AT FEBRUARY 28, 1998, NET ASSETS CONSISTED OF:
                                                                       AMOUNT
                                                                   -------------
Capital Paid-In .................................................  $108,280,361
Accumulated Net Investment Income ...............................     1,293,131
Accumulated Net Realized Loss on
   Security and Foreign Exchange
   Transactions .................................................   (14,969,637)
Net Unrealized Appreciation on
   Investments and Other ........................................     7,161,179
--------------------------------------------------------------------------------
NET ASSETS ......................................................  $101,765,034
--------------------------------------------------------------------------------


                 See Accompanying Notes to Financial Statements.

                             BEA MUNICIPAL BOND FUND
                           PORTFOLIO MANAGERS' LETTER

                                                                  March 12, 1998

Dear Shareholders:

We are pleased to report on the results of the BEA Municipal Bond Fund (the "Fund") for the six months ended February 28, 1998 and discuss our investment strategy.

PERFORMANCE REVIEW
------------------

At February 28, 1998, the net asset value ("NAV") of the Fund was $15.08, compared to an NAV of $14.84 on August 31, 1997. As a result, the Fund's total return (assuming reinvestment of dividends and distributions) was 4.86%. By comparison, the Lehman Brothers Municipal Bond Index gained 5.04% during the same period.

PORTFOLIO REVIEW
----------------

Most sectors of the U.S. fixed income market performed fairly well in 1997, as interest rates fell sharply. The yield on the bellwether 30-year U.S. Treasury bond, for example, declined to 5.92% at December 31 from 6.64% a year earlier. Despite their participation in the rally, however, municipal securities still underperformed the taxable sector. Taxables' return of 9.65% (as measured by the Lehman Brothers Aggregate Bond Index) was 46 basis points more than the 9.19% generated by Lehman's municipal index.

Falling rates actually hurt the muni market in several important ways. First, they prompted a large increase in new issues and advanced refundings, as issuers sought to reduce their debt-servicing costs. The resulting glut of new paper helped to raise the market's gross supply level to a four-year high of $214 billion. Next, they drove yields on certain credits and maturities below the psychologically meaningful floor level of 5.00%. This caused many retail investors, who are the single largest source of demand for municipals, to balk at making new purchases. Finally, falling rates compelled many investors to put their cash into other asset classes such as equities and taxables, whose potential returns are more attractive. Periodic rumblings of support for cuts in tax rates also helped to dampen munis' performance.

The Fund's performance over the last six months was primarily attributable to our substantial holdings of noncallable and discounted securities. Because both of these subsectors have higher ratings and coupon yields relative to callables, their presence in a portfolio tends to enhance performance both in up and down markets. A total of about 33% of the Fund's total assets was call-protected at February 28, versus only 9% of the Lehman benchmark. As a result, the Fund was able to capture more of the market's upside and absorb less downside.

OUTLOOK
-------

Our positive near-term outlook for the municipal market remains intact. We expect that the macroeconomic conditions that have proven so favorable for the financial markets more broadly will continue to apply. In particular, we believe that the Federal Reserve will maintain its neutral position on interest rates at least over the next few months. Unlike the many observers who consider a hike in rates most probable, we feel that the Fed will take a more accommodative stance due to the combination of low domestic inflation and deflationary winds blowing in from Asia.

We note several other factors that augur well for munis' performance. A mammoth $6.7 billion new issue by the Long Island Power Authority, to be sold in two separate transactions during 1998, is expected to generate high investor interest and raise the visibility of the overall muni market among the general public. The yield on long-term AAA-rated munis is about 87% of that of Treasury bonds, indicating a meaningful relative undervaluation. Munis, in addition, have historically fared quite well in the first calendar quarter.

Our investment strategy will continue to consist of maintaining a high level of noncallable instruments in the Portfolio; acting opportunistically to buy taxables when we sense that they offer compelling value; aggressively underweighting insured bonds, which carry an uncomfortably high diversification risk; and overweighting revenue issues, whose risk/reward profile we consider more desirable than more highly rated general obligation bonds.

                             BEA MUNICIPAL BOND FUND
                     PORTFOLIO MANAGERS' LETTER (CONCLUDED)


As developments occur in the fixed income markets or at BEA that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA Fixed Income Management Team

Robert J. Moore, Executive Director
William P. Sterling, Executive Director
Gregg M. Diliberto, Managing Director
Mark K. Silverstein, Managing Director
Robert W. Justich, Senior Vice President
Diane Damskey, Senior Vice President
Ira Edelblum, Senior Vice President
Jo Ann Corkran, Senior Vice President

                          ---------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA MUNICIPAL BOND FUND AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX FROM INCEPTION 6/20/94, PERIOD ENDED 7/31/94 AND AT EACH QUARTER END.

[GRAPH OMITTED]
PLOT POINTS FOLLOW:

                                  BEA                LEHMAN BROTHERS
                               MUNICIPAL             MUNICIPAL BOND
                               BOND FUND                  INDEX
06/20/1994                      10,000                   10,000
07/31/1994                      10,040                   10,038
08/31/1994                      10,040                   10,073
11/30/1994                       9,647                    9,571
02/28/1995                      10,350                   10,354
05/31/1995                      10,846                   10,820
08/31/1995                      10,886                   10,965
11/30/1995                      11,193                   11,079
02/29/1996                      11,216                   11,498
05/31/1996                      10,937                   11,314
08/31/1996                      11,134                   11,539
11/30/1996                      11,643                   12,049
02/28/1997                      11,731                   12,132
05/31/1997                      11,835                   12,252
08/31/1997                      12,218                   12,606
11/30/1997                      12,508                   12,914
02/28/1998                      12,812                   13,242


AVERAGE ANNUAL
TOTAL RETURN
One Year            9.21%
From Inception      6.92%

Note: Past performance is not predictive of future performance.

                             BEA MUNICIPAL BOND FUND
                              OF THE RBB FUND, INC.
                             STATEMENT OF NET ASSETS
                                FEBRUARY 28, 1998
                                   (UNAUDITED)

                                                           PAR
                                                          (000)        VALUE
                                                         -------     -----------
MUNICIPAL BONDS -- 77.3%
CALIFORNIA -- 7.1%
   California State GO (Aaa, AAA)
     5.125% 10/01/17 ...............................     $   825      $  825,000
   Los Angeles CA, Department of
     Water & Power,
     Water RB (Aa, AA)
     4.500% 05/15/23 ...............................         705         628,331
                                                                      ----------
                                                                       1,453,331
                                                                      ----------
COLORADO -- 3.1%
   Colorado Springs CO,
     Utility RB (Aaa, AAA)
     5.875% 11/15/17 ...............................         595         646,319
                                                                      ----------
FLORIDA -- 7.3%
   Florida State Board of Education
     GO (Aa2, AA+)
     5.125% 06/01/22 ...............................          30          29,812
   Jacksonville FL, Electric Authority
     RB, 2nd Installment (Aaa, AAA)
     6.000% 07/01/12 ...............................         610         673,287
   Tallahassee FL, Electric RB,
     First Lien (Aaa, AAA)
     6.100% 10/01/06 ...............................         730         792,050
                                                                      ----------
                                                                       1,495,149
                                                                      ----------
ILLINOIS -- 6.7%
   Chicago Illinois GO, Series 1993
     (FGIC Insured) (Aaa, AAA)
     5.250% 01/01/18 ...............................         705         707,644
   Illinois State Sales Tax RB,
     Series Q (Aa3, AAA)
     5.750% 06/15/14 ...............................         650         676,812
                                                                      ----------
                                                                       1,384,456
                                                                      ----------
INDIANA -- 0.1%
   Indianapolis IN, Public
     Improvement Board RB
     (Aaa, AA+)
     6.000% 01/10/18 ...............................          25          26,875
                                                                      ----------
LOUISIANA -- 3.5%
   New Orleans LA, Home Mortgage
     Authority SOB (Aaa, AAA)
     6.250% 01/15/11 ...............................         635         716,756
                                                                      ----------
MARYLAND -- 4.9%
   Maryland State Transportation
     Authority Project RB
     (Aaa, AAA)
     6.800% 07/01/16 ...............................         850       1,009,375
                                                                      ----------
MASSACHUSETTS -- 3.2%
   Massachusetts State Water
     Resources Authority, General
     RB, Series 92A (Aaa, AAA)
     6.500% 07/15/19 ...............................          20          24,375
   Massachusetts State Water
     Resources RB (Aaa, AAA)
     5.000% 12/01/25 ...............................         660         636,075
                                                                      ----------
                                                                         660,450
                                                                      ----------

                                                          PAR
                                                         (000)         VALUE
                                                        -------      -----------
NEW YORK -- 25.6%
   New York State Dormitory
     Authority RB (Elizabeth
     Church Manor Nursing Home)
     (N/R, AA)
     5.400% 08/01/23 ...............................    $     60      $   61,125
   New York State Dormitory
     Authority RB (Episcopal Health
     Services) (GNMA Coll.)
     (NR, AAA)
     7.550% 08/01/29 ...............................         435         467,081
   New York State Dormitory
     Authority RB (Judicial Facilities
     Lease) (MBIA Insured)
     (Aaa, AAA)
     7.375% 07/01/16 ...............................         630         780,412
   New York State Dormitory
     Authority RB (Judicial
     Facilities Lease) (Aaa, AAA)
     7.375% 07/01/16 ...............................          40          49,950
   New York State Dormitory
     Authority RB (Park Ridge
     Housing Inc. Project)
     (GNMAColl.) (NR, AAA)
     7.850% 02/01/29 ...............................         530         555,922
   New York State Medical Care
     Facility Finance Agency,
     Hospital & Nursing Home
     Insured Mortgage RB
     (NR, AAA)
     5.500% 02/15/22 ...............................         750         772,500
   New York State Power Authority
     General Purpose Electric RB,
     Series R (Aaa, AAA)
     7.000% 01/01/10 ...............................         360         436,050
   New York State Throughway
     Authority, General RB, Series B
     (MBIA Insured) (Aaa, AAA)
     5.000% 01/01/20 ...............................          30          29,325
   New York NY, Transitional
     Finance Authority RB, Secured
     Future Tax Series B (Aa3, AA)
     4.750% 11/15/14 ...............................          35          33,950
   New York, NY GO, Series D
     (Baa1, BBB+)
     8.000% 08/01/03 ...............................         650         730,437
     6.000% 02/15/25 ...............................          15          15,769
   New York, NY GO, Series H
     (NR, BBB+)
     7.200% 02/01/02 ...............................         530         595,587
   New York, NY GO, Series H
     (Baa1, BBB+)
     7.200% 02/01/13 ...............................          70          77,350
   Suffolk County, NY Water
     Authority, Waterworks RB,
     Series V (NR, AAA)
     6.750% 06/01/12 ...............................         580         674,250
                                                                      ----------
                                                                       5,279,708
                                                                      ----------

                 See Accompanying Notes to Financial Statements.

                                                          PAR
                                                         (000)         VALUE
                                                        -------      -----------
PUERTO RICO -- 4.5%
   Commonwealth of Puerto Rico
     GO (Baa1, A)
     5.400% 07/01/07 ...............................   $   730       $   778,362
   Puerto Rico Electric Power
     Authority, RB Series N
     (Baa1, BBB+)
     7.125% 07/01/14 ...............................       135           142,256
                                                                     -----------
                                                                         920,618
                                                                     -----------
SOUTH DAKOTA -- 0.1%
   Heartland Consumers Power
     District SD Electric RB
     (Aaa, AAA)
     6.375% 01/01/16 ...............................        25            28,500
                                                                     -----------
VIRGIN ISLANDS -- 3.6%
   Virgin Islands Public Finance
     Authority RB (NR, BBB)
     7.700% 10/01/04 ...............................       690           735,712
                                                                     -----------
VIRGINIA -- 3.8%
   Fairfax County VA
     Redevelopment & Housing
     Authority, Mortgage RB
     (FHA Insured) (NR, AAA)
     7.100% 04/01/19 ...............................       630           791,438
                                                                     -----------
WASHINGTON -- 3.8%
   King County WA GO, Series A
     (Aa1, AA+)
     6.200% 01/01/24 ...............................        40            43,200
   Seattle WA Water System RB
     (Aa2, AA)
     5.250% 12/01/23 ...............................       735           741,431
                                                                     -----------
                                                                         784,631
                                                                     -----------
   TOTAL MUNICIPAL BONDS
     (Cost $14,565,457)                                               15,933,318
                                                                     -----------

CORPORATE BONDS -- 9.0%
BANKING -- 1.0%
   Export-Import Bank of Korea:
     Yankee Bonds (Ba1, B)
       6.500% 02/10/02 .............................        25            22,344
     Yankee Notes (Ba1, B+)
       6.500% 05/15/00 .............................        50            46,938
   Fuji Finance (Cayman) Ltd.
     Perpetual Sub. Notes(DAGGER)/
     (DAGGER)(DAGGER)(DAGGER)
     (A3, NR)
     6.425% ........................................       150           136,500
                                                                     -----------
                                                                         205,782
                                                                     -----------
CABLE -- 0.5%
   Cablevision Systems Corp.
     Sr. Notes (Ba2, BB+)
     7.875% 12/15/07 ...............................        80            82,500
   Diamond Cable Communications
     plc 144A Yankee Sr. Discount
     Notes (Caa1, B-)(DAGGER)(DAGGER)/**
     10.75% 02/15/07 ...............................        45            30,038
                                                                     -----------
                                                                         112,538
                                                                     -----------

                                                            PAR
                                                           (000)       VALUE
                                                          -------    -----------
ENERGY -- 0.2%
   Cliffs Drilling Co.,
     Gtd. Sr. Notes, Series B
     (B1, B)
     10.250% 05/15/03 ..............................     $     35       $ 38,413
                                                                        --------
FOOD AND BEVERAGE -- 0.1%
   Arisco Productos Alimenticios S.A.
     Medium Term Notes (NR, NR)
     10.750% 05/22/05 ..............................           20         18,700
                                                                        --------
FINANCIAL SERVICES -- 1.6%
   First Nationwide (Parent)
     Holdings, Inc.
     144A Sr. Notes (B3, B)**
     12.500% 04/15/03 ..............................          260        298,675
   Industrial Credit & Investment
     Corp. of India
     Medium Term Notes
     (Baa3, BB+)
     7.550% 08/15/07 ...............................           35         31,237
                                                                        --------
                                                                         329,912
                                                                        --------
PAPER & FOREST PRODUCTS -- 0.4%
   P. T. Indah Kiat Pulp & Paper Corp.
     Sr. Secured Notes (Ba2, BB)
     8.875% 11/01/00 ...............................           15         13,200
   Repap New Brunswick Corp.
     Yankee Sr. Secured Debentures
     (Caa1, CC)
     10.625% 04/15/05 ..............................           75         73,875
                                                                        --------
                                                                          87,075
                                                                        --------
TELECOMMUNICATIONS -- 1.0%
   Cencall Communications Corp.
     Sr. Discount Notes
     (B2, CCC+)(DAGGER)(DAGGER)
     10.125% 01/15/04 ..............................           25         24,250
   CS Wireless Systems, Inc.
     Sr. Discount Notes (Caa1, NR)(DAGGER)(DAGGER)
     11.375% 03/01/06 ..............................           30          6,975
   Intelcom Group (U.S.A.), Inc.
     Gtd. Sr. Exchangeable Discount
     Notes (NR, NR)(DAGGER)(DAGGER)
     12.50% 05/01/06 ...............................           60         46,875
   Nextel Communications, Inc.
     Sr. Discount Notes (B2, CCC+)(DAGGER)(DAGGER)
     9.75% 10/31/07 ................................           70         43,575
   Rogers Cantel Inc.
     Yankee Sr. Secured Debentures
     (Ba3, BB+)(DAGGER)(DAGGER)
     9.375% 06/01/08 ...............................           65         69,388
   Wireless One, Inc.
     Sr. Discount Notes (B3, B-)
     (DAGGER)(DAGGER)
     13.50% 08/01/06 ...............................           35          5,863
                                                                        --------
                                                                         196,926
                                                                        --------


                 See Accompanying Notes to Financial Statements.

                       BEA MUNICIPAL BOND FUND (CONCLUDED)

                                                          PAR
                                                         (000)         VALUE
                                                        -------      -----------
TRANSPORTATION -- 1.8%
   Grupo Transportacion Ferroviaria
     Mexicana, S.A. de C.V. 144A
     Gtd. Sr. Discount Debentures
     (B2, B+)(DAGGER)(DAGGER)
     11.75% 06/15/09 ...............................    $    50       $   32,390
   Northwest Airlines, Inc.
     Gtd. Notes (Ba2, BB)
     7.625% 03/15/05 ...............................        250          249,038
   US Air, Inc.
     Gtd. Sr. Notes (B3, CCC+)
     10.000% 07/01/03 ..............................         85           89,994
                                                                      ----------
                                                                         371,422
                                                                      ----------
UTILITIES -- 2.4%
   Beaver Valley Funding Corp.
     Secured Lease Obligation
     Bonds (Ba3, BB-)
     9.000% 06/01/17 ...............................        180          203,614
   Connecticut Light and Power Co.:
     First Mortgage Bonds, Series D
       (Ba2, BB)
       7.875% 10/01/24 .............................         10           10,438
     First and Ref. Mortgage Bonds,
       1997 Series C (Ba2, BB)
       7.750% 06/01/02 .............................         30           30,525
   Long Island Lighting Co.
     Debentures (Ba3, BB+)
     9.000% 11/01/22 ...............................        135          152,888
   North Atlantic Energy Corp.
     Secured First Mortgage Notes,
     Series A (B1, B+)
     9.050% 06/01/02 ...............................        100          101,250
                                                                      ----------
                                                                         498,715
                                                                      ----------
   TOTAL CORPORATE BONDS
     (Cost $1,815,530) .............................                   1,859,483
                                                                      ----------

FOREIGN BONDS -- 0.9%
   Republic of Poland Past
     Due Interest Bonds
     (Baa3, BBB-)
     4.000% 10/27/14 ...............................        160          142,600
   Republic of Venezuela Global
     Bonds (Ba2, B+)
     9.250% 09/15/27 ...............................         55           48,125
                                                                      ----------
   TOTAL FOREIGN BONDS
     (Cost $185,259) ...............................                     190,725
                                                                      ----------

U.S. TREASURY OBLIGATIONS -- 4.6%
U.S. TREASURY BONDS -- 4.1%
       6.875% 08/15/25 .............................        750          837,757
                                                                      ----------

U.S. TREASURY NOTES -- 0.5%
        7.750% 11/30/99 ............................        105          108,759
                                                                      ----------
   TOTAL U.S. TREASURY
     OBLIGATIONS
     (Cost $954,993) ...............................                     946,516
                                                                      ----------

                                                          PAR
                                                         (000)         VALUE
                                                        -------      -----------

SHORT TERM INVESTMENTS -- 7.4%
   BBH Grand Cayman U. S. Dollar
     Time Deposit
     5.125% 03/02/98 ...............................  $  1,533       $ 1,533,000
                                                                     -----------
   TOTAL SHORT TERM
     INVESTMENTS
     (Cost $1,533,000) .............................                   1,533,000
                                                                     -----------
   TOTAL INVESTMENTS -- 99.2%
     (Cost $19,054,239) ............................                  20,463,042
                                                                     -----------
   OTHER ASSETS IN EXCESS
     OF LIABILITIES -- 0.8% ........................                     156,717
                                                                     -----------
   NET ASSETS (Applicable to
     1,367,328 BEA Institutional
     Shares) -- 100.0% .............................                 $20,619,759
                                                                     -----------
   NET ASSET VALUE,
     OFFERING PRICE AND
     REDEMPTION PRICE PER
     BEA INSTITUTIONAL SHARE
     ($20,619,759 (DIVIDE) 1,367,328) ..............                      $15.08
                                                                          ======
   * Cost for Federal income tax purposes at February 28, 1998 is $19,056,364. The gross appreciation (depreciation) on a tax basis is as follows:
        Gross Appreciation .....................................     $1,469,496
        Gross Depreciation .....................................        (62,818)
                                                                     ----------
        Net Appreciation .......................................     $1,406,678
                                                                     ==========
  ** Certain conditions for public sale may exist.
(DAGGER)Variable rate obligations.
(DAGGER)(DAGGER)Step Bond -- The interest rate as of February 28, 1998 is 0% and will reset to interest rate shown at a future date. (DAGGER)(DAGGER)(DAGGER)Securities have no stated maturity date.
The Moody's Investors Service, Inc. and Standard & Poor's Ratings Group ratings indicated are the most recent rating available at February 28, 1998 and are unaudited.

                            INVESTMENT ABBREVIATIONS
GO ......................................................... General Obligations
RB ...............................................................  Revenue Bond
SOB ................................................... Special Obligations Bond


AT FEBRUARY 28, 1998, NET ASSETS CONSISTED OF:
                                                                       AMOUNT
                                                                     -----------
Capital Paid-In ...................................................  $18,977,789
Accumulated Net Investment Income .................................       42,080
Accumulated Net Realized Gain on
   Security and Foreign Exchange Transactions .....................      134,619
Net Unrealized Appreciation on
   Investments and Other ..........................................    1,465,271
--------------------------------------------------------------------------------
NET ASSETS ........................................................  $20,619,759
--------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998
                                   (UNAUDITED)


                                                        BEA INTERNATIONAL     BEA EMERGING          BEA U.S.        BEA GLOBAL
                                                              EQUITY         MARKETS EQUITY       CORE EQUITY    TELECOMMUNICATIONS
                                                               FUND              FUND                FUND               FUND
                                                        -----------------    --------------       -----------    ------------------
INVESTMENT INCOME
   Dividends ........................................      $  2,558,274       $    219,373       $    513,564       $      2,633
   Interest .........................................           715,557            121,234            154,029              1,573
   Foreign taxes withheld ...........................          (321,835)           (29,773)                --               (134)
                                                           ------------       ------------       ------------       ------------
     Total Investment Income ........................         2,951,996            310,834            667,593              4,072
                                                           ------------       ------------       ------------       ------------
EXPENSES
   Investment advisory fees .........................         2,298,953            347,438            351,629              3,480
   Administration service fees ......................           431,054             52,116             70,326                174
   Administration fees ..............................           359,211             43,430             58,605                435
   Custodian fees ...................................           328,982            206,345             20,063              4,223
   Audit fees .......................................            28,665              4,278              6,141                 51
   Miscellaneous fees ...............................            10,888              8,288              2,044              1,459
   Printing fees ....................................            53,023              7,466              6,715                 --
   Registration fees ................................           (39,235)            10,050              8,717              7,542
   Legal fees .......................................             7,024              1,142                981                 51
   Transfer agent fees ..............................            72,302             10,797             10,527                516
   Insurance expense ................................             5,095              1,357                789                 51
   Directors fees ...................................             5,346              1,057                817                 51
   Organization expense .............................               849              3,841              2,576                 --
   Distribution fees ................................             1,401                 52                 --                870
                                                           ------------       ------------       ------------       ------------
                                                              3,563,558            697,657            539,930             18,903
   Less fees waived .................................          (239,975)          (176,448)           (71,091)           (13,160)
                                                           ------------       ------------       ------------       ------------
     Total Expenses .................................         3,323,583            521,209            468,839              5,743
                                                           ------------       ------------       ------------       ------------
Net Investment Income (Loss) ........................          (371,587)          (210,375)           198,754             (1,671)
                                                           ------------       ------------       ------------       ------------
Realized and Unrealized Gain (Loss) on
   Investments and Foreign Currency
   Transactions:
   Net realized gain(loss) from:
     Security transactions ..........................        41,658,437         (3,479,505)        14,144,702             (8,076)
     Foreign exchange transactions ..................        (2,382,628)          (121,901)                --             (2,073)
                                                           ------------       ------------       ------------       ------------
                                                             39,275,809         (3,601,406)        14,144,702            (10,149)
                                                           ------------       ------------       ------------       ------------
   Net unrealized appreciation(depreciation):
     Investments ....................................        42,929,810         (2,467,435)         1,311,513            212,038
     Translation of assets and
        liabilities in foreign currencies ...........            75,684             12,844                 --                 --
                                                           ------------       ------------       ------------       ------------
                                                             43,005,494         (2,454,591)         1,311,513            212,038
                                                           ------------       ------------       ------------       ------------
   Net Gain (Loss) On Investments And Foreign
     Currency Transactions ..........................        82,281,303         (6,055,997)        15,456,215            201,889
                                                           ------------       ------------       ------------       ------------
   Net Increase (Decrease) In Net Assets
     Resulting From Operations ......................      $ 81,909,716       $ (6,266,372)      $ 15,654,969       $    200,218
                                                           ============       ============       ============       ============


                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998
                                   (UNAUDITED)

                                                              BEA U.S. CORE     BEA STRATEGIC
                                                              FIXED INCOME      GLOBAL FIXED         BEA HIGH         BEA MUNICIPAL
                                                                  FUND           INCOME FUND        YIELD FUND          BOND FUND
                                                              -------------     -------------     ---------------     -------------
INVESTMENT INCOME
   Dividends ...........................................       $   126,593        $        --        $     8,566        $        --
   Interest ............................................         5,807,120          1,165,267          4,059,774            579,191
   Foreign taxes withheld ..............................                --                 --                 --                 --
                                                               -----------        -----------        -----------        -----------
     Total Investment Income ...........................         5,933,713          1,165,267          4,068,340            579,191
                                                               -----------        -----------        -----------        -----------
EXPENSES
   Investment advisory fees ............................           348,394             97,437            329,528             70,370
   Administration service fees .........................           139,358             29,231             70,613             15,079
   Administration fees .................................           116,131             24,359             58,844             12,566
   Custodian fees ......................................            27,817             23,895             23,622             11,337
   Audit fees ..........................................            10,945              2,474              6,679                611
   Miscellaneous fees ..................................             8,580              2,336             10,736              3,714
   Printing fees .......................................             7,688              9,440              9,903              3,390
   Registration fees ...................................            13,265              3,503              1,432              8,179
   Legal fees ..........................................             3,084                643                 --                 --
   Transfer agent fees .................................            19,576              6,087             13,072              3,626
   Insurance expense ...................................             1,671                371                495                 20
   Directors fees ......................................             1,592                446                832                 97
   Organization expense ................................             2,045              2,675              5,274              3,676
   Distribution fees ...................................                --                 --                868                 --
                                                               -----------        -----------        -----------        -----------
                                                                   700,146            202,897            531,898            132,665
   Less fees waived ....................................          (235,621)           (56,741)          (201,502)           (32,138)
                                                               -----------        -----------        -----------        -----------
     Total Expenses ....................................           464,525            146,156            330,396            100,527
                                                               -----------        -----------        -----------        -----------
Net Investment Income ..................................         5,469,188          1,019,111          3,737,944            478,664
                                                               -----------        -----------        -----------        -----------
Realized and Unrealized Gain on Investments
   and Foreign Currency Transactions:
   Net realized gain(loss) from:
     Security transactions .............................         2,857,866            911,409          1,899,277            163,855
     Foreign exchange transactions .....................          (132,221)        (1,574,959)                --               --
                                                               -----------        -----------        -----------        -----------
                                                                 2,725,645           (663,550)         1,899,277            163,855
                                                               -----------        -----------        -----------        -----------
   Net unrealized appreciation:
     Investments .......................................         1,094,602            615,829          2,223,966            317,286
     Translation of assets and liabilities
        in foreign currencies ..........................            46,978            492,893                 --                 --
                                                               -----------        -----------        -----------        -----------
                                                                 1,141,580          1,108,722          2,223,966            317,286
                                                               -----------        -----------        -----------        -----------
Net Gain On Investments And Foreign
   Currency Transactions ...............................         3,867,225            445,172          4,123,243            481,141
                                                               -----------        -----------        -----------        -----------
Net Increase In Net Assets Resulting
   From Operations .....................................       $ 9,336,413        $ 1,464,283        $ 7,861,187        $   959,805
                                                               ===========        ===========        ===========        ===========


                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                       BEA INTERNATIONAL                 BEA EMERGING MARKETS
                                                                          EQUITY FUND                         EQUITY FUND
                                                              ---------------------------------   ----------------------------------
                                                                  FOR THE                             FOR THE
                                                                 SIX MONTHS                          SIX MONTHS
                                                                    ENDED         FOR THE YEAR          ENDED         FOR THE YEAR
                                                              FEBRUARY 28, 1998      ENDED        FEBRUARY 28, 1998       ENDED
                                                                 (UNAUDITED)     AUGUST 31, 1997     (UNAUDITED)     AUGUST 31, 1997
                                                              -----------------  ---------------  -----------------  ---------------
Increase (decrease) in net assets:
Operations:
   Net investment income (loss) ..............................  $    (371,587)   $   4,728,247    $    (210,375)   $     994,882
   Net gain (loss) on investments and foreign
     currency transactions ...................................     82,281,303       93,551,154       (6,055,997)       7,065,927
                                                                -------------    -------------    -------------    -------------
   Net increase (decrease) in net assets
     resulting from operations ...............................     81,909,716       98,279,401       (6,266,372)       8,060,809
                                                                -------------    -------------    -------------    -------------
Distributions to shareholders:
Dividends to shareholders from net investment
   income:
     BEA Institutional shares ................................             --       (8,629,576)        (732,736)        (348,763)
     BEA Advisor shares ......................................             --              (35)             (83)              (9)
Distributions to shareholders from net realized
   capital gains:
     BEA Institutional shares ................................    (73,424,625)              --       (3,905,669)              --
     BEA Advisor shares ......................................       (167,102)              --             (695)              --
                                                                -------------    -------------    -------------    -------------
Total distributions to shareholders ..........................    (73,591,727)      (8,629,611)      (4,639,183)        (348,772)
                                                                -------------    -------------    -------------    -------------
Net capital share transactions ...............................      7,980,153     (203,262,817)      (8,046,368)     (39,387,274)
                                                                -------------    -------------    -------------    -------------
Total increase (decrease) in net assets ......................     16,298,142     (113,613,027)     (18,951,923)     (31,675,237)
Net Assets:
   Beginning of period .......................................    568,657,774      682,270,801       83,015,972      114,691,209
                                                                -------------    -------------    -------------    -------------
   End of period .............................................  $ 584,955,916    $ 568,657,774    $  64,064,049    $  83,015,972
                                                                =============    =============    =============    =============


                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                    BEA U.S.CORE                          BEA GLOBAL
                                                                     EQUITY FUND                   TELECOMMUNICATIONS FUND
                                                         ----------------------------------  -------------------------------------
                                                             FOR THE                             FOR THE
                                                            SIX MONTHS                          SIX MONTHS           FOR THE
                                                               ENDED         FOR THE YEAR          ENDED              PERIOD
                                                         FEBRUARY 28, 1998       ENDED       FEBRUARY 28, 1998  DECEMBER 4, 1997(1)
                                                            (UNAUDITED)     AUGUST 31, 1997     (UNAUDITED)     TO AUGUST 31, 1997
                                                         -----------------  ---------------  -----------------  ------------------
Increase (decrease) in net assets:
Operations:
   Net investment income (loss) .........................   $    198,754       $   505,555         $ (1,671)           $   618
   Net gain on investments and foreign
     currency transactions ..............................     15,456,215        23,232,367          201,889             60,316
                                                            ------------       -----------         --------            -------
   Net increase in net assets
     resulting from operations ..........................     15,654,969        23,737,922          200,218             60,934
                                                            ------------       -----------         --------            -------
Distributions to shareholders:
Dividends to shareholders from net investment
   income:
     BEA Institutional shares ...........................       (472,680)         (657,991)              --                 --
     BEA Advisor shares .................................             --                --             (138)                --
Distributions to shareholders from net realized
   capital gains:
     BEA Institutional shares ...........................    (12,679,702)       (4,630,225)              --                 --
     BEA Advisor shares .................................             --                --          (37,787)                --
                                                            ------------       -----------         --------            -------
Total distributions to shareholders .....................    (13,152,382)       (5,288,216)         (37,925)                --
                                                            ------------       -----------         --------            -------
Net capital share transactions ..........................     20,458,084         8,716,601          144,244            508,538
                                                            ------------       -----------         --------            -------
Total increase in net assets ............................     22,960,671        27,166,307          306,537            569,472
Net Assets:
   Beginning of period ..................................     86,181,741        59,015,434          569,472                 --
                                                            ------------       -----------         --------            -------
   End of period ........................................   $109,142,412       $86,181,741         $876,009            $69,472
                                                            ============       ===========         ========            =======

(1) Commencement of Operations.

                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                     BEA U.S. CORE FIXED                 BEA STRATEGIC GLOBAL
                                                                         INCOME FUND                       FIXED INCOME FUND
                                                              ---------------------------------   ----------------------------------
                                                                  FOR THE                             FOR THE
                                                                 SIX MONTHS                          SIX MONTHS
                                                                    ENDED         FOR THE YEAR          ENDED         FOR THE YEAR
                                                              FEBRUARY 28, 1998      ENDED        FEBRUARY 28, 1998       ENDED
                                                                 (UNAUDITED)     AUGUST 31, 1997     (UNAUDITED)     AUGUST 31, 1997
                                                              -----------------  ---------------  -----------------  ---------------
Increase (decrease) in net assets:
Operations:
   Net investment income ...............................      $  5,469,188       $  9,002,632        $ 1,019,111        $ 2,209,653
   Net gain (loss) on investments and foreign
     currency transactions .............................         3,867,225          6,297,781            445,172           (456,286)
                                                              ------------      -------------        -----------        -----------
   Net increase in net assets
     resulting from operations .........................         9,336,413         15,300,413          1,464,283          1,753,367
                                                              ------------      -------------        -----------        -----------
Distributions to shareholders:
Dividends to shareholders from net investment
   income:
     BEA Institutional shares ..........................        (5,921,795)        (8,690,856)        (1,133,693)        (1,800,833)
     BEA Advisor shares ................................                --                 --                 --                 --
Distributions to shareholders from net realized
   capital gains:
     BEA Institutional shares ..........................        (2,782,277)        (1,019,928)        (1,162,260)          (772,491)
     BEA Advisor shares ................................                --                 --                 --                 --
                                                              ------------      -------------        -----------        -----------
Total distributions to shareholders ....................        (8,704,072)        (9,710,784)        (2,295,953)        (2,573,324)
                                                              ------------      -------------        -----------        -----------
Net capital share transactions .........................        18,943,907         53,032,678        (14,054,229)         6,757,858
                                                              ------------      -------------        -----------        -----------
Total increase (decrease) in net assets ................        19,576,248         58,622,307        (14,885,899)         5,937,901
Net Assets:
   Beginning of period .................................       177,218,582        118,596,275         44,285,401         38,347,500
                                                              ------------      -------------        -----------        -----------
   End of period .......................................      $196,794,830       $177,218,582        $29,399,502        $44,285,401
                                                              ============       ============        ===========        ===========

                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                           BEA HIGH                          BEA MUNICIPAL
                                                                           YIELD FUND                          BOND FUND
                                                              ---------------------------------   ----------------------------------
                                                                  FOR THE                             FOR THE
                                                                 SIX MONTHS                          SIX MONTHS
                                                                    ENDED         FOR THE YEAR          ENDED         FOR THE YEAR
                                                              FEBRUARY 28, 1998      ENDED        FEBRUARY 28, 1998       ENDED
                                                                 (UNAUDITED)     AUGUST 31, 1997     (UNAUDITED)     AUGUST 31, 1997
                                                              -----------------  ---------------  -----------------  ---------------
Increase in net assets:
Operations:
   Net investment income ...............................        $3,737,944         $7,559,270           $478,664           $946,746
   Net gain on investments and foreign
     currency transactions .............................         4,123,243          5,031,026            481,141            867,592
                                                              ------------        -----------        -----------        -----------
   Net increase in net assets
     resulting from operations .........................         7,861,187         12,590,296            959,805          1,814,338
                                                              ------------        -----------        -----------        -----------
Distributions to shareholders:
Dividends to shareholders from net investment
   income:
     BEA Institutional shares ..........................        (4,175,371)        (7,131,514)          (480,873)          (944,821)
     BEA Advisor shares ................................           (25,139)            (4,682)                --                 --
Distributions to shareholders from net realized
   capital gains:
     BEA Institutional shares ..........................                --                 --           (154,615)          (594,155)
     BEA Advisor shares ................................                --                 --                 --                 --

Total distributions to shareholders ....................        (4,200,510)        (7,136,196)          (635,488)        (1,538,976)
                                                              ------------        -----------        -----------        -----------
Net capital share transactions .........................         5,387,545         11,414,154            485,324            (46,498)
                                                              ------------        -----------        -----------        -----------
Total increase in net assets ...........................         9,048,222         16,868,254            809,641            228,864
Net Assets:
   Beginning of period .................................        92,716,812         75,848,558         19,810,118         19,581,254
                                                              ------------        -----------        -----------        -----------
   End of period .......................................      $101,765,034        $92,716,812        $20,619,759        $19,810,118
                                                              ============        ===========        ===========        ===========


                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        BEA INTERNATIONAL EQUITY FUND
                             ----------------------------------------------------------------------------------------
                                FOR THE SIX
                                MONTHS ENDED        FOR THE          FOR THE         FOR THE             FOR THE
                             FEBRUARY 28, 1998    YEAR ENDED       YEAR ENDED       YEAR ENDED          YEAR ENDED
                                (UNAUDITED)     AUGUST 31, 1997  AUGUST 31, 1996  AUGUST 31, 1995    AUGUST 31, 1994
                             -----------------  ---------------  ---------------  ---------------    ---------------
                               INSTITUTIONAL     INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL      INSTITUTIONAL
                             -----------------  ---------------  ---------------  ---------------    ---------------
Net asset value,
  beginning of period ........    $  22.22         $  19.41         $  18.24         $  20.73           $  18.73
                                  --------         --------         --------         --------           --------
  Income from investment
    operations
    Net investment
      income (loss) ..........       (0.02)            0.18             0.19             0.06               0.05
    Net gain (loss) on
      securities
      (realized and
      unrealized) ............        3.23             2.89             1.05            (1.75)              2.60
                                  --------         --------         --------         --------           --------
    Total from investment
      operations .............        3.21             3.07             1.24            (1.69)              2.65
                                  --------         --------         --------         --------           --------
  Less Dividends and
    Distributions
    Dividends from net
      investment income ......          --            (0.26)           (0.07)              --              (0.05)
    Distributions from
      capital gains ..........       (2.93)              --               --            (0.80)             (0.60)
                                  --------         --------         --------         --------           --------
    Total distributions ......       (2.93)           (0.26)           (0.07)           (0.80)             (0.65)
                                  --------         --------         --------         --------           --------
 Net asset value,
  end of period ..............    $  22.50         $  22.22         $  19.41         $  18.24           $  20.73
                                  ========         ========         ========         ========           ========
 Total return ................    15.71%(c)          15.93%          6.81%(d)       (8.06)%(d)          14.23%(d)
 Ratio/Supplemental Data
  Net assets,
    end of period (000's) ....    $583,493         $568,510         $682,271         $773,255           $767,190
  Ratio of expenses to
    average net assets .......  1.16%(a)(b)         1.16%(a)         1.19%(a)         1.25%(a)           1.25%(a)
  Ratio of net investment
    income (loss)
    to average net assets ....   (0.13)%(b)           0.71%            0.84%            0.35%              0.33%
  Fund turnover rate                 64%(c)            126%              86%              78%               104%
  Average commission rate(e) .     $0.0187          $0.0039          $0.0007              N/A                N/A


                                               BEA INTERNATIONAL EQUITY FUND
                             ------------------------------------------------------------------
                                                       FOR THE SIX
                                 FOR THE PERIOD        MONTHS ENDED          FOR THE PERIOD
                              OCTOBER 1, 1992* TO    FEBRUARY 28, 1998     NOVEMBER 1, 1996* TO
                                AUGUST 31, 1993         (UNAUDITED)           AUGUST 31, 1997
                              -------------------  --------------------    --------------------
                                 INSTITUTIONAL            ADVISOR                ADVISOR
                              -------------------  --------------------    --------------------
Net asset value,
  beginning of period .......       $  15.00             $  22.17                $  19.67
                                    --------             --------                --------
  Income from investment
    operations
    Net investment
      income (loss) .........           0.04                (0.12)                   0.36
    Net gain (loss) on
      securities
      (realized and
      unrealized) ...........           3.69                 3.29                    2.40
                                    --------             --------                --------
    Total from investment
      operations ............           3.73                 3.17                    2.76
                                    --------             --------                --------
  Less Dividends and
    Distributions
    Dividends from net
      investment income .....             --                   --                   (0.26)
    Distributions from
      capital gains .........             --                (2.93)                     --
                                    --------             --------                --------
    Total distributions .....             --                (2.93)                  (0.26)
                                    --------             --------                --------
 Net asset value,
  end of period .............       $  18.73              $22.41                 $  22.17
                                    ========              ======                 ========
 Total return ...............    24.87%(c)(d)           15.55%(c)                14.14%(c)
 Ratio/Supplemental Data
  Net assets,
    end of period (000's) ...       $268,404              $1,463                  $   147
  Ratio of expenses to
    average net assets ......     1.25%(a)(b)         1.42%(a)(b)              1.43%(a)(b)
  Ratio of net investment
    income (loss)
    to average net assets ...        0.41%(b)          (0.41)%(b)                 1.15%(b)
  Fund turnover rate                  106%(c)              64%(c)                  126%(c)
  Average commission rate(e).            N/A             $0.0187                  $0.0039

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA International
     Institutional Class would have been 1.24% annualized for the six months ended February 28, 1998 and 1.25%, 1.22%, 1.26% and 1.30% for the years ended August 31, 1997, 1996, 1995 and 1994, respectively, and 1.46% annualized for the period ended August 31, 1993. Without the volunary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA International Advisor Class would have been 1.51% annualized for the six months ended February 28, 1998 and 1.53% annualized for the period ended August 31, 1997.
(b)  Annualized.
(c)  Not Annualized.
(d)  Redemption fees not reflected in total return.
(e) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.
*    Commencement of operations.


                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            BEA EMERGING MARKETS EQUITY FUND
                             -----------------------------------------------------------------------------------------
                                FOR THE SIX
                                MONTHS ENDED        FOR THE          FOR THE         FOR THE             FOR THE
                             FEBRUARY 28, 1998    YEAR ENDED       YEAR ENDED       YEAR ENDED          YEAR ENDED
                                (UNAUDITED)     AUGUST 31, 1997  AUGUST 31, 1996  AUGUST 31, 1995    AUGUST 31, 1994
                             -----------------  ---------------  ---------------  ---------------    ---------------
                               INSTITUTIONAL     INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL      INSTITUTIONAL
                             -----------------  ---------------  ---------------  ---------------    ---------------
Net asset value,
  beginning of period .......     $ 19.64          $ 18.20           $  17.67         $  24.58          $  18.38
                                  -------          -------           --------         --------          --------
  Income from investment
    operations
    Net investment
      income (loss) .........       (0.04)            0.21               0.10             0.02             (0.03)
    Net gain (loss) on
      securities
      (realized and
      unrealized) ...........       (1.78)            1.30               0.48            (5.94)             6.64
                                  -------          -------           --------         --------          --------
    Total from investment
      operations ............       (1.82)            1.51               0.58            (5.92)             6.61
                                  -------          -------           --------         --------          --------
  Less Dividends and
    Distributions
    Dividends from net
      investment income .....       (0.20)           (0.07)             (0.05)           (0.07)            (0.09)
    Distributions from
      capital gains .........       (1.04)              --                 --            (0.92)            (0.32)
                                  -------          -------           --------         --------          --------
    Total distributions .....       (1.24)           (0.07)             (0.05)           (0.99)            (0.41)
                                  -------          -------           --------         --------          --------
Net asset value,
  end of period .............     $ 16.58          $ 19.64           $  18.20         $  17.67          $  24.58
                                  =======          =======           ========         ========          ========
Total return ................   (9.42)%(c)           8.31%            3.33%(d)      (24.42)%(d)         35.99%(d)
Ratio/Supplemental Data
  Net assets,
    end of period (000's) ...     $64,052          $83,012           $114,691         $128,323            $140,675
                                  -------          -------           --------         --------            --------
  Ratio of expenses to
    average net assets ......  1.50%(a)(b)         1.49%(a)           1.49%(a)         1.50%(a)            1.50%(a)
  Ratio of net investment
    income (loss)
    to average net assets ...   (0.61)%(b)           0.99%              0.63%            0.02%             (0.02)%
  Fund turnover rate                87%(c)            147%                79%              79%                 54%
  Average commission rate(e).     $0.0013          $0.0004           $ 0.0005              N/A                 N/A


                                              BEA EMERGING MARKETS EQUITY FUND
                             -----------------------------------------------------------------
                                                      FOR THE SIX
                                FOR THE PERIOD        MONTHS ENDED          FOR THE PERIOD
                              FEBRUARY 1, 1993*   TO FEBRUARY 28, 1998    NOVEMBER 1, 1996* TO
                               AUGUST 31, 1993         (UNAUDITED)          AUGUST 31, 1997
                               ----------------   --------------------    --------------------
                                INSTITUTIONAL            ADVISOR                ADVISOR
                               ----------------   --------------------    --------------------
Net asset value,
  beginning of period .......      $ 15.00              $ 19.60                 $ 18.08
                                   -------              -------                 -------
  Income from investment
    operations
    Net investment
      income (loss) .........         0.02                (0.06)                   0.18
    Net gain (loss) on
      securities
      (realized and
      unrealized) ...........         3.36                (1.77)                   1.40
                                   -------              -------                 -------
    Total from investment
      operations ............         3.38                (1.83)                   1.58
                                   -------              -------                 -------
  Less Dividends and
    Distributions
    Dividends from net
      investment income .....           --                (0.12)                  (0.06)
    Distributions from
      capital gains .........           --                (1.04)                     --
                                   -------              -------                 -------
    Total distributions .....           --                (1.16)                  (0.06)
                                   -------              -------                 -------
Net asset value,
  end of period .............      $ 18.38              $ 16.61                 $ 19.60
                                   =======              =======                 =======
Total return ................  22.53%(c)(d)           (9.43)%(c)                8.76%(c)
Ratio/Supplemental Data
  Net assets,
    end of period (000's) ...      $21,988              $    12                 $     4
                                   -------              -------                 -------
  Ratio of expenses to
    average net assets ......   1.50%(a)(b)          1.84%(a)(b)             1.75%(a)(b)
  Ratio of net investment
    income (loss)
    to average net assets ...      0.28%(b)             0.21%(b)                0.88%(b)
  Fund turnover rate                 38%(c)               87%(c)                   147%
  Average commission rate(e).          N/A              $0.0013                 $0.0004

(a) Without the voluntary waiver of advisory fees and administration fees and without the reimbursement of operating expenses, the ratios of expenses to average net assets for the BEA Emerging Markets Institutional Class would have been 2.01% annualized for the six months ended February 28, 1998 and 1.63%, 1.62%, 1.61% and 2.01% for the years ended August 31, 1997, 1996,
     1995 and 1994, respectively, and 3.23% annualized for the period ended August 31, 1993. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA Emerging Markets Advisor Class would have been 2.35% annualized for the six months ended February 28, 1998 and 1.92% annualized for the period ended August 31, 1997.
(b)  Annualized
(c)  Not Annualized
(d)  Redemption  fees not  reflected in total return
(e) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.
*    Commencement of operations.


                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                         BEA U.S. CORE EQUITY FUND
                               ---------------------------------------------------------------------------
                                  FOR THE SIX
                                  MONTHS ENDED          FOR THE         FOR THE         FOR THE PERIOD
                               FEBRUARY 28, 1998      YEAR ENDED      YEAR ENDED     SEPTEMBER 1, 1994* TO
                                  (UNAUDITED)      AUGUST 31, 1997  AUGUST 31, 1996     AUGUST 31, 1995
                               -----------------   ---------------  ---------------  ---------------------
                                 INSTITUTIONAL      INSTITUTIONAL    INSTITUTIONAL       INSTITUTIONAL
                               -----------------   ---------------  ---------------  ---------------------
Net asset value,
   beginning of period ........     $  24.40            $ 19.05          $ 17.86             $ 15.00
                                    --------            -------          -------             -------
   Income from investment
     operations
     Net investment income
       (loss) .................         0.06               0.14             0.20                0.22
     Net gain on securities
       (realized and
       unrealized) ............         3.86               6.82             2.81                2.72
                                    --------            -------          -------             -------
     Total from investment
       operations .............         3.92               6.96             3.01                2.94
                                    --------            -------          -------             -------
   Less Dividends and
     Distributions
     Dividends from net
       investment income ......        (0.13)             (0.20)           (0.21)              (0.08)
     Distributions from
       capital gains ..........        (3.43)             (1.41)           (1.61)                 --
                                    --------            -------          -------             -------
     Total distributions ......        (3.56)             (1.61)           (1.82)              (0.08)
                                    --------            -------          -------             -------
Net asset value,
   end of period ..............     $  24.76            $ 24.40          $ 19.05             $ 17.86
                                    ========            =======          =======             =======
Total return ..................     17.57%(c)            38.32%           17.59%              19.75%
Ratio/Supplemental Data
     Net assets,
       end of period (000's) ..     $109,142            $86,182          $59,015             $31,644
     Ratio of expenses to
       average net assets .....   1.00%(a)(b)           1.00%(a)         1.00%(a)            1.00%(a)
     Ratio of net investment
       income (loss) to average
       net assets .............      0.42%(b)             0.67%            1.25%               1.59%
     Fund turnover rate .......        78%(c)               93%             127%                123%
     Average commission rate(d)      $0.0568            $0.0592          $0.0614                 N/A


                                                   BEA GLOBAL
                                              TELECOMMUNICATIONS FUND
                                   ------------------------------------------
                                      FOR THE SIX
                                      MONTHS ENDED          FOR THE PERIOD
                                   FEBRUARY 28, 1998     DECEMBER 4, 1996* TO
                                       (UNAUDITED)         AUGUST 31, 1997
                                   -----------------     --------------------
                                         ADVISOR               ADVISOR
                                   -----------------     --------------------
Net asset value,
   beginning of period ........        $  17.30               $  15.00
                                       --------               --------
   Income from investment
     operations
     Net investment income
       (loss) .................           (0.05)                  0.02
     Net gain on securities
       (realized and
       unrealized) ............            5.35                   2.28
                                       --------               --------
     Total from investment
       operations .............            5.30                   2.30
                                       --------               --------
   Less Dividends and
     Distributions
     Dividends from net
       investment income ......              --                     --
     Distributions from
       capital gains ..........           (1.04)                    --
                                       --------               --------
     Total distributions ......           (1.04)                    --
                                       --------               --------
Net asset value,
   end of period ..............        $  21.56               $  17.30
                                       ========               ========
Total return ..................        31.61%(c)              15.33%(c)
Ratio/Supplemental Data
     Net assets,
       end of period (000's) ..         $   876               $    569
     Ratio of expenses to
       average net assets .....      1.65%(a)(b)            1.65%(a)(b)
     Ratio of net investment
       income (loss) to average
       net assets .............       (0.48)%(b)               0.16%(b)
     Fund turnover rate .......           38%(c)                 43%(c)
     Average commission rate(d)         $0.0017                $0.0035

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA U.S. Core Equity Fund Institutional Class would have been 1.15% annualized for the six months ended February 28, 1998 and 1.18%, 1.34% and 1.51% for the years ended August 31, 1997, 1996 and 1995, respectively. Without the waiver of advisory fees and administration fees and without the reimbursement of operating expenses, the ratios of expenses to average net assets for the BEA Global Telecommunications Fund Advisor Class would have been 5.43% annualized for the six months ended February 28, 1998 and 8.38% annualized for the period ended August 31, 1997.
(b)  Annualized.
(c)  Not annualized.
(d) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.
*    Commencement of operations.


                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               BEA U.S. CORE FIXED INCOME FUND
                                    -------------------------------------------------------------------------------------
                                       FOR THE SIX
                                      MONTHS ENDED        FOR THE          FOR THE          FOR THE      FOR THE PERIOD
                                    FEBRUARY 28, 1998   YEAR ENDED       YEAR ENDED       YEAR ENDED    APRIL 1, 1994* TO
                                       (UNAUDITED)    AUGUST 31, 1997  AUGUST 31, 1996  AUGUST 31, 1995  AUGUST 31, 1994
                                    ----------------- ---------------  ---------------  --------------- -----------------
                                      INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL
                                    ----------------- ---------------  ---------------  --------------- -----------------
Net asset value,
   beginning of period .............     $  15.65         $  15.06         $  15.42          $ 14.77         $ 15.00
                                         --------         --------         --------          -------         -------
   Income from investment
     operations
     Net investment income .........         0.45             0.92             0.95             0.88            0.42
     Net gain (loss) on securities
       (realized and unrealized) ...         0.33             0.76            (0.16)            0.61           (0.40)
                                         --------         --------         --------          -------         -------
     Total from investment
       operations ..................         0.78             1.68             0.79             1.49            0.02
                                         --------         --------         --------          -------         -------
   Less Dividends and
     Distributions
     Dividends from net
       investment income ...........        (0.50)           (0.97)           (0.93)           (0.84)          (0.25)
     Distributions from
       capital gains ...............        (0.23)           (0.12)           (0.22)              --              --
                                         --------         --------         --------          -------         -------
     Total distributions ...........        (0.73)           (1.09)           (1.15)           (0.84)          (0.25)
                                         --------         --------         --------          -------         -------
Net asset value,
   end of period ...................     $  15.70         $  15.65         $  15.06          $ 15.42         $ 14.77
                                         ========         ========         ========          =======         =======
     Total return ..................      5.14%(c)          11.53%            5.23%           10.60%         0.17%(c)
Ratio/Supplemental Data
     Net assets,
       end of period (000's) .......     $196,795         $177,219         $118,596          $99,250         $30,016
     Ratio of expenses to
       average net assets ..........   0.50%(a)(b)         0.50%(a)      0.50%(a)(b)        0.50%(a)      0.50%(a)(b)
     Ratio of net investment
       income to average
       net assets ..................      5.89%(b)           6.31%          6.43%(b)          6.47%          6.04%(b)
     Fund turnover rate ............       217%(c)            372%             201%            304%           186%(c)

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA U.S. Core Fixed Income Fund Institutional Class would have been .76% annualized for the six months ended February 28, 1998 and .78%, .78% and .84% for the years ended August 31, 1997, 1996 and 1995 respectively, and .99% annualized for the period ended August 31, 1994.
(b)  Annualized.
(c)  Not annualized.
 *   Commencement of operations.


                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          BEA STRATEGIC GLOBAL FIXEDINCOME FUND
                                  -------------------------------------------------------------------------------------
                                     FOR THE SIX
                                    MONTHS ENDED        FOR THE          FOR THE          FOR THE      FOR THE PERIOD
                                  FEBRUARY 28, 1998   YEAR ENDED       YEAR ENDED       YEAR ENDED    JUNE 28, 1994* TO
                                     (UNAUDITED)    AUGUST 31, 1997  AUGUST 31, 1996  AUGUST 31, 1995  AUGUST 31, 1994
                                  ----------------- ---------------  ---------------  --------------- -----------------
                                    INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL
                                  ----------------- ---------------  ---------------  --------------- -----------------
Net asset value,
   beginning of period ...........     $ 15.41          $ 15.75          $ 15.67          $ 15.00          $15.00
                                       -------          -------          -------          -------          ------
   Income from investment
     operations
     Net investment income .......        0.45             0.85             0.87             1.06            0.15
     Net gains (losses) on
       securities (realized
       and unrealized) ...........        0.12            (0.16)            0.58             0.49           (0.15)
                                       -------          -------          -------          -------          ------
     Total from investment
       operations ................        0.57             0.69             1.45             1.55              --
                                       -------          -------          -------          -------          ------
   Less Dividends and
     Distributions
     Dividends from net
       investment income .........       (0.45)           (0.71)           (1.22)           (0.88)             --
     Distributions from
       capital gains .............       (0.48)           (0.32)           (0.15)              --              --
                                       -------          -------          -------          -------          ------
     Total distributions .........       (0.93)           (1.03)           (1.37)           (0.88)             --
                                       -------          -------          -------          -------          ------
Net asset value,
   end of period .................     $ 15.05          $ 15.41          $ 15.75          $ 15.67          $15.00
                                       =======          =======          =======          =======          ======
Total return .....................     3.84%(c)           4.48%            9.65%           10.72%         0.00%(c)
Ratio/Supplemental Data
     Net assets,
       end of period (000's) .....     $29,400          $44,285          $38,348          $19,565          $6,300
     Ratio of expenses to
       average net assets ........  0.75%(a)(b)         0.75%(a)         0.75%(a)         0.75%(a)     0.75%(a)(b)
     Ratio of net investment
       income (loss)
       to average net assets .....     5.23%(b)           5.31%            7.37%            7.26%         5.64%(b)
     Fund turnover rate ..........        172%              98%              87%              91%            0%(c)

(a) Without the voluntary waiver of advisory fees and administration fees and without the reimbursement of operating expenses, the ratios of expenses to average net assets for the BEA Strategic Global Fixed Income Fund Institutional Class would have been 1.04% annualized for the six months ended February 28, 1998 and 0.98%, 1.07% and 1.29% for the years ended August 31, 1997, 1996 and 1995, respectively and 1.92% annualized for the period ended August 31, 1994.
(b)  Annualized.
(c)  Not annualized.
*    Commencement of operations.

                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                               OF THE RBB FUND,INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 BEA HIGH YIELD FUND
                             ----------------------------------------------------------------------------------------------
                               FOR THE SIX
                               MONTHS ENDED         FOR THE            FOR THE            FOR THE             FOR THE
                             FEBRUARY 28, 1998     YEAR ENDED         YEAR ENDED         YEAR ENDED          YEAR ENDED
                               (UNAUDITED)      AUGUST 31, 1997   AUGUST 31, 1996     AUGUST 31, 1995     AUGUST 31, 1994
                             -----------------  ----------------  ----------------    ----------------    ---------------
                               INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL        INSTITUTIONAL      INSTITUTIONAL
                             -----------------  ----------------  ----------------    ----------------    ---------------
Net asset value,
  beginning of period .......    $  17.08            $ 16.09          $ 15.72             $  15.94           $  16.94
                                 --------            -------          -------             --------           --------
  Income from investment
    operations
    Net investment income ...        0.69               1.37             1.47                 1.42               1.20
    Net gains (losses) on
      securities (realized
      and unrealized) .......        0.76               0.96             0.40                (0.30)             (0.77)
                                 --------            -------          -------             --------           --------
    Total from investment ...        1.45               2.33             1.87                 1.12               0.43
                                 --------            -------          -------             --------           --------
  Less Dividends and
    Distributions
    Dividends from net
      investment income .....       (0.79)             (1.34)           (1.50)               (1.34)             (1.43)
    Distributions from
      capital gains .........          --                 --               --                   --                 --
                                 --------            -------          -------             --------           --------
    Total distributions .....       (0.79)             (1.34)           (1.50)               (1.34)             (1.43)
                                 --------            -------          -------             --------           --------
Net asset value,
  end of period .............     $ 17.74            $ 17.08          $ 16.09              $ 15.72           $  15.94
                                 ========            =======          =======             ========           ========
Total return ................     8.75%(c)            15.17%           12.42%              7.79%(d)           2.24%(d)
Ratio/Supplemental Data
    Net assets,
      end of period (000's) .    $100,498            $92,630          $75,849             $153,621           $143,517
    Ratio of expenses to
      average net assets ....  0.70%(a)(b)           0.70%(a)         0.88%(a)             1.00%(a)           1.00%(a)
    Ratio of net investment
      income (loss)
      to average net assets .     7.94%(b)             8.44%            8.92%                9.37%              7.73%
    Fund turnover rate ......       47%(c)               84%             143%                  70%               121%


                                                    BEA HIGH YIELD FUND
                                ------------------------------------------------------------
                                                        FOR THE SIX
                                  FOR THE PERIOD        MONTHS ENDED       FOR THE PERIOD
                                MARCH 31, 1993* TO  FEBRUARY 28, 1998   NOVEMBER 1, 1996* TO
                                 AUGUST 31, 1993        (UNAUDITED)       AUGUST 31, 1997
                                ------------------  -----------------   --------------------
                                   INSTITUTIONAL           ADVISOR             ADVISOR
                                ------------------  -----------------   --------------------
Net asset value,
  beginning of period .......         $ 15.00             $17.08              $ 16.21
                                      -------             ------              -------
  Income from investment
    operations
    Net investment income ...            0.52               0.79                 0.93
    Net gains (losses) on
      securities (realized
      and unrealized) .......            1.42               0.62                 0.87
                                      -------             ------               ------
    Total from investment ...            1.94               1.41                 1.80
                                      -------             ------               ------
  Less Dividends and
    Distributions
    Dividends from net
      investment income .....              --              (0.75)               (0.93)
    Distributions from
      capital gains .........              --                 --                   --
                                      -------             ------              -------
    Total distributions .....              --              (0.75)               (0.93)
                                      -------             ------              -------
Net asset value,
  end of period .............         $ 16.94             $17.74              $ 17.08
                                      =======             ======              =======
Total return ................     12.93%(c)(d)           8.51%(c)            11.49%(c)
Ratio/Supplemental Data
    Net assets,
      end of period (000's) .         $98,357             $1,267              $    86
    Ratio of expenses to
      average net assets ....      1.00%(a)(b)        0.96%(a)(b)          0.96%(a)(b)
    Ratio of net investment
      income (loss)
      to average net assets .         7.56%(b)           7.86%(b)             8.13%(b)
    Fund turnover rate ......           72%(c)             47%(c)               84%(c)

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA High Yield Fund Institutional Class would have been 1.13% annualized for the six months ended February 28, 1998 and 1.13%, 1.11%, 1.08% and 1.13% for the years ended August 31, 1997, 1996, 1995 and 1994, respectively and 1.17% annualized for the period ended August 31, 1993. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA High Yield Fund Advisor Class would have been 1.39% annualized for the six months ended February 28, 1998 and 1.47% annualized for the period ended August 31, 1997.
 (b) Annualized.
 (c) Not annualized.
 (d) Redemption fees not reflected in total return.
  *  Commencement of operations.


                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     BEA MUNICIPAL BOND FUND
                                        -------------------------------------------------------------------------------------
                                           FOR THE SIX
                                          MONTHS ENDED        FOR THE          FOR THE          FOR THE      FOR THE PERIOD
                                        FEBRUARY 28, 1998   YEAR ENDED       YEAR ENDED       YEAR ENDED    JUNE 20, 1994* TO
                                           (UNAUDITED)    AUGUST 31, 1997  AUGUST 31, 1996  AUGUST 31, 1995  AUGUST 31, 1994
                                        ----------------- ---------------  ---------------  --------------- -----------------
                                          INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL
                                        ----------------- ---------------  ---------------  --------------- -----------------
Net asset value,
   beginning of period ..............       $ 14.84          $ 14.65           $ 15.46          $ 15.06          $ 15.00
                                            -------          -------           -------          -------          -------
   Income from investment
     operations
     Net investment income ..........          0.35             0.72              0.73             0.71             0.09
     Net gains (losses) on
       securities (realized
       and unrealized) ..............          0.36             0.65             (0.37)            0.50            (0.03)
                                            -------          -------           -------          -------          -------
     Total from investment
       operations ...................          0.71             1.37              0.36             1.21             0.06
                                            -------          -------           -------          -------          -------
   Less Dividends and
     Distributions
     Dividends from net
       investment income ............         (0.36)           (0.72)            (0.74)           (0.76)              --
     Distributions from
       capital gains ................         (0.11)           (0.46)            (0.43)           (0.05)              --
                                            -------          -------           -------          -------          -------
     Total distributions ............         (0.47)           (1.18)            (1.17)           (0.81)              --
                                            -------          -------           -------          -------          -------
Net asset value,
   end of period ....................       $ 15.08          $ 14.84           $ 14.65          $ 15.46          $ 15.06
                                            =======          =======           =======          =======          =======
Total return ........................       4.86%(c)           9.74%             2.27%            8.42%          0.40%(c)
Ratio/Supplemental Data
     Net assets,
       end of period (000's) ........       $20,620          $19,810           $19,581          $48,978          $42,310
     Ratio of expenses to
       average net assets ...........    1.00%(a)(b)         1.00%(a)          1.00%(a)         1.00%(a)      1.00%(a)(b)
     Ratio of net investment
       income (loss) to average
       net assets ...................       4.76%(b)           4.88%             4.62%            4.76%          3.27%(b)
     Fund turnover rate .............         25%(c)             43%               34%              25%             9%(c)

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Municipal Bond Fund Institutional Class would have been 1.32% annualized for the six months ended February 28, 1998 and 1.37%, 1.42% and 1.19% for the years ended August 31, 1997, 1996 and 1995 respectively, and 1.34% annualized for the period ended August 31, 1994.
(b)  Annualized.
(c)  Not  annualized.
 *   Commencement of operations.


                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund was incorporated in Maryland on February 29, 1988, and currently has twenty-three investment Portfolios, eight of which are included in these financial statements.

     The Fund has authorized capital of thirty billion shares of common stock of which 14.03 billion are currently classified into eighty-three classes. Each class represents an interest in one of twenty-three investment portfolios of RBB. The classes have been grouped into fifteen separate "families", eight of which have begun investment operations. The BEA Family represents interests in eight Funds which are covered by this report.

              A) SECURITY VALUATION -- Fund securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, Fund securities are valued at the mean between the last reported bid and asked prices. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

              B) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing exchange rates. Asset and liability accounts that are denominated in a foreign currency are adjusted daily to reflect current exchange rates. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the statement of operations that result from fluctuations in foreign currency exchange rates. The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for Federal income tax purposes.

              C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses, principally transfer agent and printing, are class specific expenses and vary by class. Expenses not directly attributable to a specific Fund or class are allocated based on relative net assets of each Fund and class, respectively.

              D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and net realized capital gains will be declared and paid at least annually. The character of distributions made during the year for net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to GAAP/tax differences in the character of income and expense recognition. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, passive foreign investment companies, and forward foreign currency contracts.

              E) FEDERAL INCOME TAXES -- No provision is made for Federal taxes as it is the Fund's intention to have each Fund qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

              F) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              G) OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Some countries in which the Funds invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

     The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

     Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

     In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and a Fund's net asset value.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to Investment Advisory Agreements, BEA Associates ("BEA"), an indirect, wholly-owned subsidiary of Credit Suisse Group, serves as investment advisor for each of the eight Funds described herein.

     For its advisory services, BEA is entitled to receive the following fees, computed daily and payable quarterly on a Fund's average daily net assets:

                  FUND                                 ANNUAL RATE
    --------------------------------------    ---------------------------------
    BEA International Equity Fund             0.80% of average daily net assets
    BEA Emerging Markets Equity Fund          1.00% of average daily net assets
    BEA U.S. Core Equity Fund                 0.75% of average daily net assets
    BEA Global Telecommunications Fund        1.00% of average daily net assets
    BEA U.S. Core Fixed Income Fund           0.375% of average daily net assets
    BEA Strategic Global Fixed Income Fund    0.50% of average daily net assets
    BEA High Yield Fund                       0.70% of average daily net assets
    BEA Municipal Bond Fund                   0.70% of average daily net assets

     BEA may, at its discretion, voluntarily waive all or any portion of its advisory fee for any of the Funds. For the six months ended February 28, 1998, advisory fees and waivers for each of the eight investment Funds were as follows:
                                             GROSS                       NET
                                         ADVISORY FEE     WAIVER    ADVISORY FEE
                                         ------------    ---------  ------------
 BEA International Equity Fund           $ 2,298,953     $ (2,866)  $ 2,296,087
 BEA Emerging Markets Equity Fund            347,438     (134,755)      212,683
 BEA U.S. Core Equity Fund                   351,629       (5,454)      346,175
 BEA Global Telecommunications Fund            3,480       (3,480)           --
 BEA U.S. Core Fixed Income Fund             348,394     (105,554)      242,840
 BEA Strategic Global Fixed Income Fund       97,437      (24,587)       72,850
 BEA High Yield Fund                         329,528     (123,829)      205,699
 BEA Municipal Bond Fund Fund                 70,370      (18,064)       52,306

     Boston Financial Data Services, Inc. (BFDS), a 50% owned subsidiary of State Street Bank and Trust Company, serves as each Fund's transfer and dividend disbursing agent.

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp., serves as administrator for each of the eight Funds. PFPC's administration fee is computed daily and payable quarterly at an annual rate of .125% of each Fund's average daily net assets. PFPC may, at its discretion, voluntarily waive all or any portion of its administration fee for any of the Funds. For the six months ended February 28, 1998, administration fees for each of the eight investment Funds were as follows:

                                                  GROSS                                  NET
                                            ADMINISTRATION FEE        WAIVER      ADMINISTRATION FEE
                                            ------------------      ---------     ------------------
 BEA International Equity Fund                   $359,211           $ (7,213)          $351,998
 BEA Emerging Markets Equity Fund                  43,430                 --             43,430
 BEA U.S. Core Equity Fund                         58,605                --              58,605
 BEA Global Telecommunications Fund                   435               (435)                --
 BEA U.S. Core Fixed Income Fund                  116,131                 --            116,131
 BEA Strategic Global Fixed Income Fund            24,359             (4,872)            19,487
 BEA High Yield Fund                               58,844            (11,769)            47,075
 BEA Municipal Bond Fund                           12,566                 --             12,566

     Counsellors Funds Service, Inc. ("Counsellors Service"), a wholly-owned subsidiary of Counsellors Securities Inc., serves as administrative services agent. An administrative service fee is computed daily and payable quarterly at an annual rate of .15% of each Fund's average daily net assets.

                                            GROSS ADMINISTRATIVE                   NET ADMINISTRATIVE
                                                SERVICES FEE           WAIVER         SERVICES FEE
                                            --------------------    ----------     ------------------
BEA International Equity Fund                    $431,054           $(229,896)         $201,158
BEA Emerging Markets Equity Fund                   52,116             (41,693)           10,423
BEA U.S. Core Equity Fund                          70,326             (65,637)            4,689
BEA Global Telecommunications Fund                    174                (174)               --
BEA U.S. Core Fixed Income Fund                   139,358            (130,067)            9,291
BEA Strategic Global Fixed Income Fund             29,231             (27,282)            1,949
BEA High Yield Fund                                70,613             (65,904)            4,709
BEA Municipal Bond Fund                            15,079             (14,074)            1,005

     The BEA International Equity Fund, BEA Emerging Markets Fund, BEA Global Telecommunications Fund, and the BEA High Yield Fund have each entered into Distribution Agreements with Counsellors Securities pursuant to their Distribution Plans under Rule 12b-1 of the 1940 Act. In consideration of services, the Distribution agreement provides that the Funds will each pay Counsellors Securities a fee calculated to an annual rate of 0.25% of the average daily net assets of the Advisor Shares of the Funds.

     Expenses include legal fees paid to counsel to the Company, a partner of which is secretary of the Company.

     Expenses include Administrative and 12b-1 fees paid to Counsellors, whose secretary is also a director of the Company.

NOTE 3. PURCHASES AND SALES OF SECURITIES

     For the six months ended February 28, 1998, purchases and sales of investment securities (other than short-term investments) were as follows:

                                                       INVESTMENT SECURITIES         U.S.GOVERNMENT OBLIGATIONS
                                                   ----------------------------     ----------------------------
                                                    PURCHASES         SALES           PURCHASES         SALES
                                                   ------------    ------------     ------------     -----------
     BEA International Equity Fund                 $352,237,219    $408,835,059     $         --    $         --
     BEA Emerging Markets Equity Fund                57,215,994      66,537,299               --              --
     BEA U.S. Core Equity Fund                       79,664,948      69,197,756               --              --
     BEA Global Telecommunications Fund                 352,587         249,574               --              --
     BEA U.S. Core Fixed Income Fund                 95,597,566      63,706,805      327,061,940     327,411,351
     BEA Strategic Global Fixed Income Fund          30,273,871      26,863,515       37,448,374      51,219,977
     BEA High Yield Fund                             47,730,556      43,740,725               --              --
     BEA Municipal Bond Fund Fund                     4,900,976       5,239,620        1,965,670       2,070,638

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


NOTE 4. CAPITAL SHARES

     Transactions in capital shares for each period were as follows:

                                                                  BEA INTERNATIONAL EQUITY FUND
                         -----------------------------------------------------------------------------------------------------------
                                FOR THE                                                   FOR THE
                            SIX MONTHS ENDED                                          SIX MONTHS ENDED           FOR THE PERIOD
                            FEBRUARY 28, 1998           FOR THE YEAR ENDED            FEBRUARY 28, 1998         NOVEMBER 1, 1996*
                                (UNAUDITED)              AUGUST 31, 1997                (UNAUDITED)          THROUGH AUGUST 31, 1997
                         ------------------------  ---------------------------   -------------------------   -----------------------
                              INSTITUTIONAL              INSTITUTIONAL                    ADVISOR                    ADVISOR
                         ------------------------  ---------------------------   -------------------------   -----------------------
                           SHARES       VALUE        SHARES         VALUE           SHARES        VALUE        SHARES         VALUE
                         ----------  ------------  -----------   -------------   ------------  -----------   ----------    ---------
Shares sold               1,251,812  $ 28,225,465    2,106,657   $  43,959,322      166,533    $ 3,877,330        7,020     $142,126
Shares issued in
   reinvestment of
   dividends              3,354,933    68,910,317      407,411       8,213,395        8,163        167,087            2           33
Shares repurchased, net
   of redemption fees    (4,265,194)  (90,520,903) (12,069,824)   (255,570,149)    (116,086)    (2,679,143)        (375)      (7,544
                         ----------  ------------  -----------   -------------   ----------    -----------  -----------     --------
Net increase (decrease)     341,551  $  6,614,879   (9,555,756)  $(203,397,432)      58,610    $ 1,365,274        6,647     $134,615
                         ==========  ============  ===========   =============  ===========    ===========  ===========     ========
BEA Shares Authorized   500,000,000                500,000,000                  100,000,000                 100,000,000
                        ===========                ===========                  ===========                 ===========

                                                        BEA EMERGING MARKETS EQUITY FUND
                         -----------------------------------------------------------------------------------------------------------
                                FOR THE                                                   FOR THE
                            SIX MONTHS ENDED                                          SIX MONTHS ENDED           FOR THE PERIOD
                            FEBRUARY 28, 1998           FOR THE YEAR ENDED            FEBRUARY 28, 1998         NOVEMBER 1, 1996*
                                (UNAUDITED)              AUGUST 31, 1997                (UNAUDITED)          THROUGH AUGUST 31, 1997
                         ------------------------  ---------------------------   -------------------------   -----------------------
                              INSTITUTIONAL              INSTITUTIONAL                    ADVISOR                    ADVISOR
                         ------------------------  ---------------------------   -------------------------   -----------------------
                           SHARES       VALUE        SHARES         VALUE           SHARES        VALUE        SHARES         VALUE
                         ----------  ------------  -----------   -------------   ------------  -----------   ----------    ---------
Shares sold                  94,831  $  1,648,055      300,734   $   6,118,794        27,237   $   475,567          580     $ 6,252
Shares issued in
   reinvestment of
   dividends                245,801     4,154,033       11,536         216,755            46           775           --           9
Shares repurchased, net
   of redemption fees      (704,407)  (13,843,816)  (2,385,604)    (45,726,259)      (26,751)     (480,982)        (397)     (2,825)
                         ----------  ------------  -----------   -------------   -----------   -----------  -----------     -------
Net increase (decrease)    (363,775) $ (8,041,728)  (2,073,334)  $ (39,390,710)          532   $    (4,640)         183     $ 3,436
                         ==========  ============  ===========   =============   ===========   ===========  ===========     =======
BEA Shares Authorized   500,000,000                500,000,000                   100,000,000                100,000,000
                        ===========                ===========                   ===========                ===========

                                        BEA U.S. CORE EQUITY FUND                       BEA GLOBAL TELECOMMUNICATIONS FUND
                         -----------------------------------------------------  ---------------------------------------------------
                                FOR THE                                                  FOR THE
                            SIX MONTHS ENDED                                         SIX MONTHS ENDED           FOR THE PERIOD
                            FEBRUARY 28, 1998           FOR THE YEAR ENDED           FEBRUARY 28, 1998         DECEMBER 4, 1996*
                                (UNAUDITED)              AUGUST 31, 1997               (UNAUDITED)          THROUGH AUGUST 31, 1997
                         ------------------------  ---------------------------  -------------------------   -----------------------
                              INSTITUTIONAL              INSTITUTIONAL                   ADVISOR                    ADVISOR
                         ------------------------  ---------------------------  -------------------------   -----------------------
                           SHARES       VALUE        SHARES         VALUE          SHARES        VALUE        SHARES         VALUE
                         ----------  ------------  -----------   -------------  ------------  -----------   ----------    ---------
Shares sold                 508,449   $12,495,791      629,948   $  13,787,909        5,697      $106,975        35,439    $550,787
Shares issued in
   reinvestment of
   dividends                568,713    12,778,985      247,726       4,994,154        2,037        37,921            --         --
Shares repurchased, net
   of redemption fees      (201,257)   (4,816,692)    (443,835)    (10,065,462)         (34)         (652)       (2,513)    (42,249)
                         ----------  ------------  -----------   -------------  -----------      --------   -----------    --------
Net increase                875,905  $ 20,458,084      433,839   $   8,716,601        7,700      $144,244        32,926    $508,538
                         ==========  ============  ===========   =============  ===========      ========   ===========    ========
BEA Shares Authorized    50,000,000                 50,000,000                  100,000,000                 100,000,000
                        ===========                ===========                  ===========                 ===========

*Commencement of operations.

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


NOTE 4. CAPITAL SHARES (CONTINUED)

                                     BEA U.S. CORE FIXED INCOME FUND                  BEA STRATEGIC GLOBAL FIXED INCOME FUND
                         -----------------------------------------------------  ---------------------------------------------------
                                FOR THE                                                  FOR THE
                            SIX MONTHS ENDED                                         SIX MONTHS ENDED
                            FEBRUARY 28, 1998           FOR THE YEAR ENDED           FEBRUARY 28, 1998        FOR THE YEAR ENDED
                                (UNAUDITED)              AUGUST 31, 1997               (UNAUDITED)              AUGUST 31, 1997
                         ------------------------  ---------------------------  -------------------------   -----------------------
                              INSTITUTIONAL              INSTITUTIONAL                INSTITUTIONAL             INSTITUTIONAL
                         ------------------------  ---------------------------  -------------------------   -----------------------
                           SHARES       VALUE        SHARES         VALUE          SHARES        VALUE        SHARES         VALUE
                         ----------  ------------  -----------   -------------  ------------  -----------   ----------    ---------
Shares sold               1,493,111  $ 23,500,949    3,766,133    $ 57,992,720      170,786  $  2,655,510      583,542  $ 9,015,150
Shares issued in
   reinvestment of
   dividends                557,633     8,608,997      635,274       9,648,554      147,509     2,200,318      155,630    2,420,275
Shares repurchased, net
   of redemption fees      (840,842)  (13,166,039)    (953,578)    (14,608,596)  (1,238,439)  (18,910,057)    (300,343)  (4,677,567)
                         ----------  ------------  -----------   -------------   ----------  ------------  -----------  -----------
Net increase (decrease)   1,209,902  $ 18,943,907    3,447,829    $ 53,032,678     (920,144) $(14,054,229)     438,829  $ 6,757,858
                         ==========  ============  ===========   =============  ===========  ============  ===========  ===========
BEA Shares Authorized    50,000,000                 50,000,000                   50,000,000                 50,000,000
                        ===========                ===========                  ===========                ===========

                                                                   BEA HIGH YIELD FUND
                         -----------------------------------------------------------------------------------------------------------
                                FOR THE                                                   FOR THE
                            SIX MONTHS ENDED                                          SIX MONTHS ENDED           FOR THE PERIOD
                            FEBRUARY 28, 1998           FOR THE YEAR ENDED            FEBRUARY 28, 1998         NOVEMBER 1, 1996*
                                (UNAUDITED)              AUGUST 31, 1997                (UNAUDITED)          THROUGH AUGUST 31, 1997
                         ------------------------  ---------------------------   -------------------------   -----------------------
                              INSTITUTIONAL              INSTITUTIONAL                    ADVISOR                    ADVISOR
                         ------------------------  ---------------------------   -------------------------   -----------------------
                           SHARES       VALUE        SHARES         VALUE           SHARES        VALUE        SHARES         VALUE
                         ----------  ------------  -----------   -------------   ------------  -----------   ----------    ---------
Shares sold               1,640,247  $ 28,232,602    1,921,993   $  31,537,039        66,825    $1,157,674         5,206    $85,650
Shares issued in
   reinvestment of
   dividends                238,728     4,058,869      425,311       6,905,890         1,256        21,472             9        148
Shares repurchased, net
   of redemption fees    (1,636,106)  (28,053,452)  (1,638,080)    (27,112,004)       (1,700)      (29,620)         (158)    (2,569)
                         ----------  ------------  -----------   -------------    ----------    ----------   -----------    -------
Net increase (decrease)     242,869  $  4,238,019      709,224   $  11,330,925        66,381    $1,149,526         5,057    $83,229
                         ==========  ============  ===========   =============   ===========    ==========   ===========    =======
BEA Shares Authorized   500,000,000                500,000,000                   100,000,000                 100,000,000
                        ===========                ===========                   ===========                 ===========

                                                 BEA MUNICIPAL BOND FUND
                                  --------------------------------------------------------
                                  FOR THE SIX MONTHS ENDED
                                      FEBRUARY 28, 1998            FOR THE YEAR ENDED
                                         (UNAUDITED)                 AUGUST 31, 1997
                                  -------------------------    ---------------------------
                                        INSTITUTIONAL                 INSTITUTIONAL
                                  -------------------------    ---------------------------
                                    SHARES          VALUE        SHARES           VALUE
                                  ----------      ---------    ----------      -----------
Shares sold                              130      $   1,962         7,719      $   111,603
Shares issued in
   reinvestment of
   dividends                          40,117        601,355       101,853        1,488,998
Shares repurchased, net
   of redemption fees                 (7,858)      (117,993)     (111,453)      (1,647,099)
                                  ----------      ---------    ----------      -----------
Net increase (decrease)               32,389      $ 485,324        (1,881)     $   (46,498)
                                  ==========      =========    ==========      ===========
BEA Shares Authorized             50,000,000                   50,000,000
                                  ==========                   ==========

* Commencement of operations.

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


NOTE 4. CAPITAL SHARES (CONTINUED)

     On February 28,1998, four shareholders held approximately 24% of the outstanding shares of the BEA International Equity Institutional Class, three shareholders held approximately 86% of the outstanding shares of the BEA Emerging Markets Institutional Class, five shareholders held approximately 78% of the outstanding shares of the BEA U.S. Core Equity Institutional Class, three shareholders held approximately 74% of the outstanding shares of the BEA Global Telecommunications Advisor Class, six shareholders held approximately 59% of the outstanding shares of the BEA U.S. Core Fixed Income Institutional Class, two shareholders held approximately 87% of the outstanding shares of the BEA Strategic Global Fixed Income Institutional Class, five shareholders held approximately 55% of the outstanding shares of the BEA High Yield Institutional Class, and four shareholders held approximately 64% of the outstanding shares of the BEA Municipal Bond Institutional Class.

NOTE 5. RESTRICTED SECURITIES

     Certain of the BEA International Equity Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value available. The table below shows the number of shares held, the acquisition date, value as of February 28, 1998, percentage of net assets which the securities comprise, aggregate cost and unit value of the securities.

                                 NUMBER OF      ACQUISITION     02/28/98     PERCENTAGE OF     SECURITY       VALUE PER
                                  SHARES           DATE        FAIR VALUE     NET ASSETS         COST           UNIT
                                 ---------      -----------    ----------    -------------    ----------      ---------
Sodigas Pampeana                  558,962         1/14/93      $  844,809         0.1%        $  566,038        $1.511
Sodigas del Sur                   403,923         1/14/93         745,416         0.1%           384,038         1.845
Geotek Communications, Inc.           600         5/26/95       1,198,737         0.2%         6,000,000         1.998
                                                               ----------                     ----------
                                                               $2,788,962                     $6,950,076
                                                               ==========                     ==========

NOTE 6. FORWARD FOREIGN CURRENCY CONTRACTS

     The Funds will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies. The fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either transactions or portfolio positions.

     Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund's policy is to include this portion of realized and unrealized gains and losses on investments that result from foreign currency changes with other foreign currency gains and losses on the Statement of Operations.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's Fund Securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the six months ended February 28, 1998, the BEA Strategic Global Fixed Income Fund and the BEA U.S. Core Fixed Income Fund entered into forward foreign currency contracts.

                                  THE BEA FUNDS
                              OF THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                   (UNAUDITED)

     The BEA Strategic Global Fixed Income Fund's open Forward Foreign Currency Contracts at February 28, 1998 were as follows:

                                                  FOREIGN                                            UNREALIZED
       FORWARD CURRENCY          EXPIRATION       CURRENCY         CONTRACT        CONTRACT       FOREIGN EXCHANGE
           CONTRACT                 DATE         TO BE SOLD         AMOUNT           VALUE           GAIN/(LOSS)
     ---------------------       ----------     ------------      ----------      ----------      ----------------
     Australian Dollars           03/12/98          600,000       $  395,040      $  408,438         $(13,398)
     Canadian Dollars             03/12/98        2,500,000        1,742,768       1,757,000          (14,232)
     German Deutschemarks         03/12/98          508,837          280,505         280,589              (84)
     German Deutschemarks         03/12/98        1,000,000          548,700         551,432           (2,732)
     German Deutschemarks         03/12/98          914,910          500,000         504,511           (4,511)
     Italian Lira                 03/12/98      988,535,890          569,595         552,458           17,137
     Japanese Yen                 03/12/98      196,110,000        1,500,000       1,557,062          (57,062)
     Spanish Pesetas              03/12/98      308,580,000        2,000,000       2,005,459           (5,459)
     Swedish Krona                03/12/98        1,866,173          241,420         233,236            8,184
                                                                  ----------      ----------         --------
                                                                  $7,778,028      $7,850,185         $(72,157)
                                                                  ==========      ==========         ========

                                                  FOREIGN                                            UNREALIZED
       FORWARD CURRENCY          EXPIRATION       CURRENCY         CONTRACT        CONTRACT       FOREIGN EXCHANGE
           CONTRACT                 DATE       TO BE PURCHASED      AMOUNT           VALUE           GAIN/(LOSS)
     ---------------------       ----------    ---------------    -----------     -----------     ----------------
     Canadian Dollars             03/12/98          2,591,082     $ 1,829,861     $ 1,821,012         $ (8,849)
     German Deutschemarks         03/12/98          1,363,425         750,000         751,836            1,836
     German Deutschemarks         03/12/98          1,982,798       1,125,950       1,093,378          (32,572)
     German Deutschemarks         03/12/98          2,240,625       1,250,000       1,235,552          (14,448)
     Italian Lira                 03/12/98      1,075,020,000         600,001         600,791              790
     Japanese Yen                 03/12/98         68,780,000         548,700         546,095           (2,605)
     Japanese Yen                 03/12/98         92,077,500         750,000         731,071          (18,929)
     Japanese Yen                 03/12/98         99,259,846         777,289         788,097           10,808
     Japanese Yen                 03/12/98        125,275,000       1,000,000         994,651           (5,349)
     Japanese Yen                 03/12/98        154,191,041       1,187,912       1,224,236           36,324
     Netherlands Guilder          03/12/98            802,365         395,040         392,391           (2,649)
     Spanish Peseta               03/12/98        337,760,000       2,262,291       2,195,101          (67,190)
     Swedish Krona                03/12/98          3,203,400         400,000         400,363              363
     Swiss Francs                 03/12/98            728,150         500,000         497,384           (2,616)
                                                                  -----------     -----------        ---------
                                                                  $13,377,044     $13,271,958        $(105,086)
                                                                  ===========     ===========        =========

     The BEA U.S. Core Fixed Income Fund's open Forward Foreign Currency Contracts at February 28, 1998 were as follows:

                                                  FOREIGN                                            UNREALIZED
       FORWARD CURRENCY          EXPIRATION       CURRENCY         CONTRACT        CONTRACT       FOREIGN EXCHANGE
           CONTRACT                 DATE         TO BE SOLD         AMOUNT           VALUE           GAIN/(LOSS)
     ---------------------       ----------     ------------      ----------      ----------      ----------------
     German Deutschemarks         03/12/98        7,113,525       $3,991,754      $3,905,505         $ 86,249
     Great Britain Pounds         03/12/98        2,396,723        3,904,262       3,943,568          (39,306)
                                                                  ----------      ----------         --------
                                                                  $7,896,016      $7,849,073         $ 46,943
                                                                  ==========      ==========         ========

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                                       79

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                                       80